JOHN HANCOCK FUNDS III

Statement of Additional Information

August 1, 2019

John Hancock Disciplined Value Fund

Class	A	B	C	I	I2
Ticker Symbol	JVLAX	JVLBX	JVLCX	JVLIX	JVLTX
Class	NAV	R1	R2	R3	R4
Ticker Symbol	—	JDVOX	JDVPX	JDVHX	JDVFX
Class	R5	R6
Ticker Symbol	JDVVX	JDVWX

John Hancock Disciplined Value Mid Cap Fund

Class	A	ADV	C	I	NAV
Ticker Symbol	JVMAX	JVMVX	JVMCX	JVMIX	—
Class	R2	R4	R5	R6
Ticker Symbol	JVMSX	JVMTX	—	JVMRX

John Hancock Global Shareholder Yield Fund

Class	A	B	C	I	NAV
Ticker Symbol	JGYAX	JGYBX	JGYCX	JGYIX	—
Class	R2	R6
Ticker Symbol	JGSRX	JGRSX

John Hancock International Growth Fund

Class	A	B	C	I	NAV
Ticker Symbol	GOIGX	GONBX	GONCX	GOGIX	—
Class	R2	R4	R6	1
Ticker Symbol	JHIGX	JIGIX	JIGTX	GOIOX

John Hancock U.S. Quality Growth Fund (formerly John Hancock Strategic Growth Fund)

Class	A	C	I	NAV
Ticker Symbol	JSGAX	JSGCX	JSGIX	—
Class	R2	R4	R6
Ticker Symbol	JSGRX	JHSGX	JSGTX

This Statement of Additional Information (“SAI”) provides information about the series (each a “Fund”) of John Hancock Funds III (“JHF III” or the “Trust”). The information in this SAI is in addition to the information that is contained in each Fund’s current prospectus or prospectuses, each of which is dated August 1, 2019 (each a “Prospectus” and collectively, the “Prospectuses”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. This SAI incorporates by reference the financial statements of each Fund for the fiscal year ended March 31, 2019, as well as the related opinion of the Funds’ independent registered public accounting firm, as included in the Funds’ most recent annual reports to shareholders (each an “Annual Report”). Copies of a Prospectus or an Annual Report can be obtained free of charge by contacting:

John Hancock Signature Services, Inc.
P.O. Box 55913

Boston, Massachusetts 02205-5913

800-225-5291

jhinvestments.com

ORGANIZATION OF JOHN HANCOCK FUNDS III

Each Fund is a series of JHF III, an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified series of JHF III as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

John Hancock Investment Management LLC (formerly, John Hancock Advisers, LLC) (the “Advisor”) serves as the investment advisor to the Trust and each of the Funds. The Advisor is a Delaware limited liability company whose principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”). The Advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries today offer a broad range of financial products, including life insurance, annuities, investments, 401(k) plans, long-term care insurance, college savings, and other forms of business insurance. Additional information about John Hancock may be found on the Internet at johnhancock.com. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“Manulife Financial” or “MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Advisor has retained for each Fund a subadvisor (each a “Subadvisor” and, collectively, the “Subadvisors”) that is responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Advisor.

Manulife Financial is a leading international financial services group with principal operations in Asia, Canada and the United States. Operating primarily as John Hancock in the United States and Manulife elsewhere, it provides financial protection products and advice, insurance, as well as wealth and asset management services through its extensive network of solutions for individuals, groups, and institutions. As of March 31, 2019, it had over CAD $1.1 trillion (US $849 billion) in assets under management and administration. Its global headquarters are in Toronto, Canada, and it trades as “MFC” on the Toronto Stock Exchange, New York Stock Exchange (the “NYSE”) and Philippine Stock Exchange, and under “945” on the Stock Exchange of Hong Kong. Manulife Financial can be found on the Internet at manulife.com.

The Funds have different dates for the commencement of operations, which are listed below:

Fund	Commencement of Operations
John Hancock Disciplined Value Fund (“Disciplined Value Fund”)	January 2, 1997 (predecessor fund inception date; became a series of the Trust on December 19, 2008)
John Hancock Disciplined Value Mid Cap Fund (“Disciplined Value Mid Cap Fund”)	June 2, 1997 (predecessor fund inception date; became a series of the Trust on July 12, 2010)
John Hancock Global Shareholder Yield Fund (“Global Shareholder Yield Fund”)	March 1, 2007
John Hancock International Growth Fund (“International Growth Fund”)	June 12, 2006
John Hancock U.S. Quality Growth Fund (“U.S. Quality Growth Fund”)	December 14, 2011

INVESTMENT POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectuses. Unless otherwise stated in the Prospectuses or the SAI, the investment objectives and policies of the Funds may be changed without shareholder approval. The Funds may invest in the types of instruments described below, or have indirect exposure to investment in these instruments through derivative contracts, unless otherwise stated in the Prospectuses or this SAI.

Diversified and Non-Diversified Funds. As set forth in “Investment Restrictions” below, each Fund is a “diversified” fund and, accordingly, is required to satisfy the “diversified” fund requirements under the 1940 Act, which require that at least 75% of the value of a “diversified” fund’s total assets be represented by cash and cash items (including

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receivables), government securities, securities of other investment companies, and other securities that, for the purpose of this calculation, are limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.

All funds, whether diversified or non-diversified, must nevertheless meet diversification standards to qualify as a “regulated investment company” (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further under “Additional Information Concerning Taxes.”

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The risks of investing in certain types of securities are described below. Risks are applicable to a Fund only to the extent that corresponding investments, or indirect exposures to such investments through derivative contracts, are consistent with and permitted by the Fund’s investment objective and policies. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Equity Securities

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth yet are the more volatile of the two asset classes.

Privately Held and Newly Public Companies. Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and difficult to value, and there is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds that invest in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.

Preferred Stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities may include corporate notes or preferred securities. Investments in convertible securities are not subject to the rating criteria with respect to their non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. Therefore, investment risk is reduced because, in the event of bankruptcy, the issuer would be required to pay off the convertible securities before the common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

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Investment Companies

The Funds may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”). When making such an investment, a Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Funds will bear a pro rata portion of the other investment company’s fees and expenses.

In addition, the Funds may invest in private investment funds, vehicles, or structures. A Fund also may invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

Exchange-Traded Funds. An ETF is a type of investment company shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF include the risks of owning the underlying securities it is designed to track. In addition, the lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees that increase their costs. Also, there is a risk that an ETF may fail to closely track the index or basket of securities that it is designed to replicate.

Business Development Companies. A BDC is a less-common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets to raise capital. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments issued by such portfolio companies, there is a risk that the issuer may default on its payments or declare bankruptcy.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

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U.S. Government and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises, but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association Bonds (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

Like other fixed income securities, U.S. government securities are subject to market risk and their market values typically will change as interest rates fluctuate. For example, the value of a Fund’s investment in U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

Debt Securities

Debt securities of corporate and governmental issuers in which the Funds may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Funds may invest in high yielding, fixed-income securities rated below investment grade (also known as “junk bonds”) (e.g., rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Services (“S&P”).

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this SAI, which describes the characteristics of corporate bonds in the various ratings categories. A Fund may invest in comparable quality unrated securities that, in the opinion of the Fund’s Subadvisor, offer comparable yields and risks to those securities that are rated.

Debt obligations rated in the lower ratings categories, or that are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

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Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately a Fund’s assets. The reduced availability of reliable, objective data may increase a Fund’s reliance on management’s judgment in valuing high yield bonds. In addition, a Fund’s investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund’s investments, and consequently its net asset value (“NAV”), will be subject to the market fluctuations and risks inherent in all securities.

A Fund is not obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the rating requirements that the Fund imposes at the time of purchase.

Defaulted Securities. The Funds may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a Fund’s NAV may be adversely affected before an issuer defaults. In addition, a Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Illiquid Securities.”

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Subadvisor to be of comparable quality. These rating symbols are described in Appendix A.

Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds. Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciates during periods of declining interest rates and usually depreciates during periods of rising interest rates.

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Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Illiquid Securities.”

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC under the Code and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. Recent and potential future changes in government monetary policy may affect the level of interest rates.

The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed-income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

Liquidity Risk. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such securities at attractive prices.

Ratings as Investment Criteria. In general, the ratings of Moody’s and S&P represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no guarantee that these institutions will continue to provide ratings. These ratings will be used by the Funds as initial criteria for the selection of debt securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody’s and S&P and their significance. Subsequent to its purchase by the Funds, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither of these events will require the sale of the securities by the Funds.

Negative Interest Rates. Certain countries have recently experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-

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U.S. issuers, and potentially within the U.S. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank.

These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Investments in Creditors’ Claims

Creditors’ claims in bankruptcy (“Creditors’ Claims”) are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.

Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditors’ Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

A Creditors’ Claim may be purchased directly from a creditor although most are purchased through brokers. A Creditors’ Claim can be sold as a single claim or as part of a package of claims from several different bankruptcy

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filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations in which a Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.

Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.

Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, when a Fund invests in mortgage securities, it receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

–	one-year, three-year and five-year constant maturity Treasury Bill rates;
–	three-month or six-month Treasury Bill rates;
–	11th District Federal Home Loan Bank Cost of Funds;
–	National Median Cost of Funds; or
–	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.

During periods of increasing rates, a Fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by a Fund would likely decrease. During periods of declining interest rates, income to the Funds derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a Fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately Issued Mortgage Securities. Privately issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

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–	mortgage bankers;
–	commercial banks;
–	investment banks;
–	savings and loan associations; and
–	special purpose subsidiaries of the foregoing.

Since privately issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately issued mortgage securities, see “Types of Credit Support” below. To the extent that a Fund invests in mortgage securities, it will not limit its investments in mortgage securities to those with credit enhancements.

Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a Fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Separately traded interest components of securities may be issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers,

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including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which Funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed a Fund’s limitation on investments in illiquid securities.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectuses and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectuses and this SAI, is expected to contribute to the relative stability of a Fund’s NAV.

Similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”) are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.

Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund.

Inverse Floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a Fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid. Any illiquid inverse floaters, together with any other illiquid investments, will not exceed a Fund’s limitation on investments in illiquid securities.

Inverse floaters are derivative mortgage securities that are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Yield Curve Notes. Inverse floating rate securities include, but are not limited to, an inverse floating rate class of a government agency-issued yield curve note. A yield curve note is a fixed-income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below in “Asset-Backed Securities.”

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Asset-Backed Securities

The securitization techniques used to develop mortgage securities also are being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a Fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in its Prospectus, a Fund will only invest in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or “Aa” or better by Moody’s.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. When a Fund invests in asset-backed securities, it will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Illiquid Securities.”

Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

–	liquidity protection; and
–	default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

–	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);
–	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and
–	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

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The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Debt Obligations. Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations, and other similarly structured securities (collectively, “CDOs”) are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.

In a CDO structure, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. In the case of all CDO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid; however an active dealer market may exist for CDOs allowing a CDO to qualify for treatment as liquid under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Depositary Receipts. A Fund may invest in the securities of foreign issuers in the form of sponsored and un-sponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter (“OTC”) market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Loan Participations and Assignments; Term Loans

Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A Fund will have the right to receive payments of principal,

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interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A delayed draw loan is a special feature in a term loan that permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. If a Fund enters into a commitment with a borrower regarding a delayed draw term loan or bridge loan, the Fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower. Once repaid, a term loan cannot be drawn upon again.

Investments in loans and loan participations will subject a Fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder the Fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadvisor believes to be a fair price.

Corporate loans that a Fund may acquire, or in which a Fund may purchase a loan participation, are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain of the loan participations or assignments acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a Fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees, and the Fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

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A Fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate (the interest rate that banks charge their most creditworthy customers), LIBOR or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans also are normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a Fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation generally will increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. It is unclear whether these protections are available to investments in loans and other forms of direct indebtedness under certain circumstances, in which case such risks may be increased.

A Fund also may be in possession of material non-public information about a borrower as a result of owning a floating rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.

Foreign Investments

Foreign Currency Transactions. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Funds may invest in securities denominated in foreign currencies and may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of a Fund’s performance benchmark. The Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics if the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a

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specific currency at a future date at a price set at the time of the contract. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Contracts and Other Two-Party Contracts.” A Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the Subadvisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

A Fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund will segregate liquid assets in an amount not less than the value of the Fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund’s commitments under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see “Futures” for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

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Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect a Fund’s net asset value (“NAV”), the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that a Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through OTC markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges; nevertheless, each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of a Fund’s foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. See “Securities of Emerging Market Issuers or Countries” below.

The U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors, such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

A Fund’s ability and decision to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Funds are redeemable on a daily basis in U.S. dollars, the Funds intend to manage their portfolios so as to give reasonable assurance that they will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on the Funds’ portfolio strategies.

European Risk. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, the International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing

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costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.

Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, securities markets would likely be significantly disrupted. In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. The negotiation period could last for two years or more from the notice date, and during that period there might be considerable uncertainty as to the arrangements that might apply to the UK’s relationships with the EU and other countries following its anticipated withdrawal. This long-term uncertainty might affect other countries in the EU and elsewhere. It is also possible that the UK could initiate another referendum on the issue of Brexit, or that various countries within the UK, such as Scotland, could seek to separate and remain a part of the EU.

The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. If implemented, Brexit might negatively affect The City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Further, the UK’s departure from the EU would potentially cause volatility within the EU, which could trigger prolonged economic downturns in certain European countries or spark additional member states to contemplate departing the EU (thereby exacerbating political instability in the region).

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.

To the extent that a Fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.

Russian Securities Risk. The United States and the EU have imposed economic sanctions against companies in certain sectors of the Russian economy, including, but not limited to: financial services, energy, metals and mining, engineering, and defense and defense-related materials. These sanctions could impair a Fund’s ability to continue to invest in Russian issuers. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, retaliatory measures by the Russian government in response to such sanctions may result in a freeze of Russian assets held by the Fund, thereby prohibiting the Fund from selling or otherwise transacting in these investments. In such circumstances, the Fund might be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of Fund assets might also result in the Fund receiving substantially lower prices for its portfolio securities.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt

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obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Funds.

Multinational Companies Risk. To the extent that a Fund invests in the securities of companies with foreign business operations, it may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Securities of Emerging Market Issuers or Countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign countries. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and the results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of some emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies in emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.

Greater China Region Risk. Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries may represent a relatively large portion of the Greater China market. Consequently, a Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These companies and industries also may be subject to greater sensitivity to adverse political, economic or regulatory developments generally affecting the market.

Hong Kong Stock Connect Program (“Stock Connect”) Risk

A Fund may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Stock Connect. Trading in China A-Shares through Stock Connect is subject to certain risks. A Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of eligible China A-Shares may change from time to time. When a China-A Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a Fund may only sell, but not buy, the securities, which may adversely affect the Fund’s investment strategy.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Fund’s ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Fund will be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a Fund from investing in China A-Shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

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Chinese regulations prohibit over-selling of China A-Shares. If a Fund intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the Fund’s participant broker before the market opens. As a result, the Fund may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong (the “SEHK”) are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.

Stock Connect launched on November 17, 2014. Therefore, trading through Stock Connect is subject to trading, clearance and settlement procedures that may continue to develop as the program matures, which could pose risks to a Fund. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors may be subject to change.

Stock Connect regulations provide that investors, such as the Funds, enjoy the rights and benefits of equities purchased through Stock Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (the “HKSCC”) as nominee on behalf of investors. While a Fund’s ownership of China A-Shares will be reflected on the books of the custodian’s records, the Fund will only have beneficial rights in such A-Shares. The precise nature and rights of a Fund as the beneficial owner of the equities through the HKSCC as nominee is not well defined under the law of the People’s Republic of China (“PRC”). Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of the Fund under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian, as registered holder of China A-Shares, has full ownership over the securities rather than a Fund as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a Fund will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.

China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect. In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions.

Funds of Funds Investments

Each Fund may serve as an underlying investment for one or more John Hancock funds of funds that seek to achieve their investment objectives by investing in, among other things, other John Hancock funds (the “Portfolios”). The Portfolios periodically re-allocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, a Fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of Fund shares resulting from a re-allocation of assets by the Portfolios to the Fund. Until such purchases of Fund shares by a Portfolio settle (normally between one and two days), the Fund may have investment exposure in excess of its net assets. Shareholders who transact with the Fund during the period beginning when the Fund first starts buying securities in anticipation of a purchase order from a Portfolio until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure.

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Repurchase Agreements

A repurchase agreement with a bank or broker-dealer is a contract under which a Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Funds to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Funds to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security during the period in which the Funds seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Other Borrowings

Reverse repurchase agreements involve the sale of U.S. government securities held in a Fund’s portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” that may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Funds. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund, which the Fund is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. A Fund will continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because the Fund will reacquire those securities upon effecting their repurchase.

No Fund will enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. The Funds will not use leverage to attempt to increase total return. The Funds will enter into reverse repurchase agreements only with federally insured banks that are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Subadvisor will monitor the creditworthiness of the banks involved.

Sale-Buybacks

A Fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Illiquid Securities

No Fund may invest more than 15% of its net assets in securities that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Illiquid securities may include, but are not limited to: (a) securities (except for Section 4(a)(2) Commercial Paper, discussed below) that are not eligible for resale pursuant to Rule 144A under the 1933 Act; (b) repurchase agreements maturing in more than seven days (except for those that can be terminated after a notice period of seven days or less); (c) IOs and POs of nongovernmental issuers; (d) time deposits maturing in more than seven days; (e) federal fund loans maturing in more than seven days; (f) bank loan participation interests; (g) foreign government loan participations; (h) municipal leases and participations therein; and (i) any other securities or other investments for which a liquid secondary market does not exist.

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The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of the Fund in accordance with Rule 22e-4. Rule 22e-4 defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board has designated the Advisor to serve as the administrator of the LRM Program and the related procedures. As a part of the LRM Program, the Advisor is responsible to identify illiquid investments and categorize the relative liquidity of the Fund’s investments in accordance with Rule 22e-4 under the 1940 Act. Under the LRM Program, the Advisor assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible to make periodic reports to the Board and the SEC regarding the liquidity of the Fund’s investments, and to notify the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.

Commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”) is restricted as to its disposition under federal securities law, and generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(a)(2) Commercial Paper normally is resold to other institutional investors, like the Funds, through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.

If the Advisor determines, pursuant to the LRM Program and related procedures, that specific Section 4(a)(2) Commercial Paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act, are liquid, they will not be subject to the Fund’s limitation on investments in illiquid securities. Investing in Section 4(a)(2) Commercial Paper could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Master Limited Partnership (MLP) Risk

Investing in MLPs involves certain risks related to investing in the underlying assets of MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt securities. In addition, investments in the debt and securities of MLPs involve certain other risks, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. The fund’s investments in MLPs may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price. If the fund is one of the largest investors in an MLP, it may be more difficult for the fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at an advantageous price when the fund desires to do so. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the fund. MLPs in which the fund may invest operate oil, natural gas, petroleum, or other facilities within the energy sector. As a result, the fund will be susceptible to adverse economic, environmental, or regulatory occurrences impacting the energy sector.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which a Fund may invest, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy,

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adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through treatment of income under the Code of and/or to maintain exempt status under the 1940 Act. See “Additional Information Concerning Taxes” for a discussion of special tax considerations relating to a Fund’s investment in REITs.

Industry or Sector Investing

When a Fund invests a substantial portion of its assets in a particular industry or sector of the economy, the Fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, the Fund’s performance tends to be more volatile than other funds, and the values of the Fund’s investments tend to go up and down more rapidly. In addition, to the extent that a Fund invests significantly in a particular industry or sector, it is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that industry or sector.

Consumer Discretionary. The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Staples. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

Energy. Companies in the energy sector may be affected by energy prices, supply and demand fluctuations including in energy fuels, energy conservation, liabilities arising from government or civil actions, environmental and other government regulations, and geopolitical events including political instability and war. The market value of companies in the local energy sector is heavily impacted by the levels and stability of global energy prices, energy conservation efforts, the success of exploration projects, exchange rates, interest rates, economic conditions, tax and other government regulations, increased competition and technological advances, as well as other factors. Companies in this sector may be subject to extensive government regulation and contractual fixed pricing, which may increase the cost of doing business and limit these companies’ profits. A large part of the returns of these companies depends on few customers, including governmental entities and utilities. As a result, governmental budget constraints may have a significant negative effect on the stock prices of energy sector companies. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. As a result, securities of companies in the energy field are subject to quick price and supply fluctuations caused by events relating to international politics. Other risks include liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies can also be heavily affected by the supply of, and demand for, their specific product or service and for energy products in general, and government subsidization. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Financial Services. To the extent that a Fund invests in securities of financial services companies, it is particularly vulnerable to events affecting that industry. Financial services companies include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies are all subject to extensive regulation, rapid business changes,

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volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Industrials. Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may also be adversely affected by supply and demand related to their specific products or services and industrials sector products in general, as well as liability for environmental damage and product liability claims and government regulations. For example, the products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Certain companies within this sector, particularly aerospace and defense companies, may be heavily affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services, and, therefore, the financial condition of, and investor interest in, these companies are significantly influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. (and other) government budgets. In addition, securities of industrials companies in transportation may be cyclical and have occasional sharp price movements which may result from economic changes, fuel prices, labor relations and insurance costs, and transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. A portfolio that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other portfolios that invest primarily in small company securities.

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Materials. Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing, competition, resource depletion, and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress, and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the materials sector located in foreign markets.

Natural Resources. A Fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that such Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Technology. Technology companies rely heavily on technological advances and face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Shortening of product cycle and manufacturing capacity increases may subject technology companies to aggressive pricing. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products.

Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence due to technological advancement or development, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental and other government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that

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regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Warrants and Rights

Warrants and rights are securities that permit, but do not obligate, their holder to purchase the underlying securities at a predetermined price, subject to the Fund’s Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a Fund’s assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities

“When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in a forward commitment or when-issued transaction, the Fund relies on the issuer or seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date that a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Regulation of Commodity Interests

The Commodity Futures Trading Commission (the “CFTC”) has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor does not act in the capacity of a registered CPO with respect to any of the Funds.

Although the Advisor is a registered CPO, the Advisor has claimed an exemption from CPO registration pursuant to CFTC Rule 4.5 with respect to each Fund. To remain eligible for this exemption, a Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

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Hedging, Derivatives and Other Strategic Transactions

The strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as fluctuations in interest rates and currency exchange rates, and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by a Fund (such investment strategies and transactions are referred to as “Hedging, Derivatives and Other Strategic Transactions”). These strategies also may be used to gain exposure to a particular securities market.

Hedging refers to protecting against possible changes in the market value of securities or other assets that a Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies also may be used to gain exposure to a particular market.

A detailed discussion of hedging, derivatives and other strategic transactions follows. No Fund is obligated to pursue any of the strategies, and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund’s ability to pursue certain of these strategies may be limited by the CEA, applicable rules and regulations of the CFTC thereunder, and U.S. federal income tax considerations.

•	exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed-income indices and other financial instruments;
•	financial futures contracts (including stock index futures);
•	interest rate transactions;*
•	currency transactions;**
•	swaps (including interest rate, index, equity, total return, credit default swaps and currency swaps); or
•	structured notes, including hybrid or “index” securities.

* A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars.

** A Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

•	to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations;
•	to protect the Fund’s unrealized gains in the value of its securities;
•	to facilitate the sale of the Fund’s securities for investment purposes;
•	to manage the effective maturity or duration of the Fund’s securities;
•	to establish a position in the derivatives markets as a method of gaining exposure to a particular geographic region, market, industry, issuer, or security; or
•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund uses a hedging or another strategic transaction to gain, shift or manage exposure to a particular geographic region, market, industry, issuer, security, currency, or other asset, the Fund will be exposed to the risks of investing in that asset as well as the risks inherent in the specific hedging or other strategic transaction used to gain such exposure.

For purposes of determining compliance with a Fund’s investment policies, strategies and restrictions, the Fund will generally consider the market value of derivative instruments, unless the nature of the derivative instrument warrants the use of the instrument’s notional value to more accurately reflect the economic exposure represented by the derivative position.

Because of the uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a RIC, a Fund is not permitted to invest in such instruments unless the Fund’s Subadvisor obtains prior written approval from the Trust’s Chief Compliance Officer (the “CCO”). The CCO, as a member of the Advisor’s Complex Securities Committee, evaluates with the committee the appropriateness of the investment.

Use of Segregated and Other Special Accounts. Use of extensive hedging and other strategic transactions by a Fund may require, among other things, that the Fund post collateral with counterparties or clearinghouses, and/or segregate

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cash or other liquid assets with its custodian, or a designated subcustodian, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets under a transaction or series of transactions must be covered at all times by: (a) holding the securities, instruments or currency required to meet the Fund’s obligations under such transactions or series of transactions; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Options and Futures. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any options transactions or futures contracts. Losses incurred in transactions in options, futures and options on futures and the costs of these transactions will affect a Fund’s performance.

Options. A Fund that uses options may: (1) enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date (“writing call options”); (2) enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (“writing put options”); and (3) buy the right to purchase securities from third parties (“call options”) or the right to sell securities to third parties (“put options”) for a fixed price at a future date.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund’s intention to qualify as a RIC under the Code.

Options on Securities and Securities Indices. Each Fund may purchase and write (sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the OTC market. A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Options. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option written by a Fund gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled for the difference between the exercise price and the market value of the index.

A Fund will receive a premium for writing a put or call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by a Fund, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund bears the risk that it will suffer a loss equal to the amount by which the market price exceeds the exercise price minus any premium received. By writing a put option on a security, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss equal to the amount by which the market price of the security is below the exercise price minus the premium received, unless the security subsequently appreciates in value.

If the writer of an option wishes to terminate its obligation, it may effect a closing purchase transaction. In the case of exchange-traded options, a Fund effects a closing purchase transaction by buying an option of the same series as the option previously written. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. The holder of an option may similarly liquidate its position by effecting a closing sale transaction. In the case of exchange-traded options, a Fund effects a closing sale transaction by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to affect a closing purchase or a closing sale transaction at any particular time. An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic

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position as if it had closed out the option with the counterparty. If a Fund desires to sell a security on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option or the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the closing of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

All call and put options written by the Funds are covered. A written call option or put option may be covered by: (i) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund’s obligation under the option; (ii) entering into an offsetting forward commitment; and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Purchasing Options. In order for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs. A Fund’s purchase of put options reduces any profit the Fund might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Risk Factors in Options Transactions. The holder of an “American” option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contracts must be sold, in the case of a call option, or purchased, in the case of a put option. If a call option is unexercised, the writer’s gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract. The purchaser of an option risks losing the premium paid for the option plus related transaction costs.

An exchange-traded option may be closed out only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect a closing transaction for a particular option. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option, and the Fund, if it is the writer of an option, would remain obligated under the option and would not be able to sell the underlying security or futures contract until the option expires or it delivers the underlying security or futures contract upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist in some options; (ii) restrictions may be imposed by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions may be imposed on particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled to discontinue options trading (or trading in a particular class or series of options) (although outstanding options on that Exchange that were issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms).

The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Advisor and its affiliates, and other clients of the Advisor or the Advisor’s affiliates may constitute such a group. These limits may restrict a Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

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See “Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options and Other Two-Party Contracts” below.

Futures. To the extent consistent with applicable law, a Fund permitted to do so may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed-income instrument), individual equity securities (“single stock futures”) or securities indices, interest rates, and (to the extent a Fund is permitted to invest in commodities and commodity-linked derivative instruments) commodities or commodities indices.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a RIC, Funds are not permitted to invest in such instruments unless the Subadvisor obtains prior written approval from the Advisor’s Complex Securities Committee.

A financial futures contract sale creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are “cash settled” (rather than “physically settled,” as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as “contract markets” - approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the exchange on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. A sale of a futures contract is closed out by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial futures contract sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Index Futures. A Fund may purchase futures contracts on various securities indexes (“Index Futures”). A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of the last business day of the contract’s term are required to settle on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting

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transactions which could distort the normal relationship between the underlying index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, a disparity may arise between the price of foreign stock Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Interest Rate Futures. A Fund may engage in a variety of transactions involving the use of futures on interest rates, including in connection with a Fund’s investments in U.S. government securities and other fixed-income securities.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” above for a description of the Funds’ use of options on currency futures.

A Fund’s ability to establish and close out options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

Risk Factors in Futures Transactions. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, a Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

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The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the relevant Subadvisor to forecast correctly the direction and extent of exchange rate, interest rate, and stock and commodity price movements within a given time frame. For example, to the extent a Fund invests in fixed-income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period in which a futures contract or option is held by a Fund, the Fund would realize a loss on the futures transaction that is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return would be less than if it had not engaged in the hedging transaction.

As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because such Fund is obligated to purchase the underlying instrument at a set price on a future date, the Fund’s NAV will fluctuate with the value of the instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against such counterparty but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or exceeded) by adverse changes in the exchange rate.

If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund also will incur losses if the securities or commodities index underlying the long futures position underperforms the securities or commodities index underlying the short futures position.

The Funds’ ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund’s ability to engage in options and futures transactions may be limited by tax considerations.

Swap Contracts and Other Two-Party Contracts. Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options.

Swap Contracts. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap,” two parties agree to exchange returns (or differentials in rates of return) calculated on a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Interest Rate and Currency Swap Contracts. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Equity Swap Contracts, Commodities Swap Contracts and Contracts for Differences. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security. The parties to commodity swap contracts agree to exchange returns on the notional amount of a commodity index (e.g., the Goldman Sachs Commodity Index), basket of commodities, or individual commodity.

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If a Fund enters into an equity or commodity swap contract (long or short), the Fund’s NAV will fluctuate with changes in the value of the equity or commodity index, basket of equity securities or commodities, or individual equity security or commodity on which the swap is based. The fluctuation will be the same as it would be if the Fund had purchased or sold the notional amount of securities or commodities comprising the index, securities or commodities comprising the basket, or individual security or commodity, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. Often, one or both “baskets” will be an established securities index. A Fund’s return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two legs of the contract. A Fund will only enter into contracts for differences (and analogous futures positions) when the Subadvisor believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. If the short basket outperforms the long basket, however, the Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.

Interest Rate Caps, Floors and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, they will be subject to similar risks. See “Risks Associated with Options Transactions” and “Risks Associated with Futures Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls between two specified interest rates.

Total Return swaps. A Fund generally uses total return swaps to gain investment exposure to fixed-income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed-income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but are typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Funds will enter into swap agreements only with counterparties who are rated investment grade by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisor to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund.

If a Fund enters into a credit default swap, it may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on the Fund’s federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code. In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with

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credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap. Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. No Fund will enter into a swap agreement with any single party if the net amount owed to the Fund under existing contracts with that party would exceed 5% of the Fund’s total assets.

Risk Factors in Swap Contracts, OTC Options and Other Two-Party Contracts. A Fund may close out a swap, contract for differences, cap, floor, collar, or OTC option only with the counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Subadvisors monitor the creditworthiness of OTC derivatives counterparties.

Typically, a Fund will enter into these transactions only with counterparties that, at the time it enters into a transaction, have long-term debt ratings of “A” or higher by S&P or Moody’s, or are deemed creditworthy by the Subadvisor. Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of “A-1” by S&P and/or a comparable rating by Moody’s.

Use Will Be Consistent with Applicable Regulatory Requirements. Each Fund’s use of financial futures contracts, options on futures contracts, and swaps will in all cases be consistent with applicable regulatory requirements, including the rules and regulations of the CFTC. Hedging and other strategic transactions involving futures contracts, options on futures contracts, and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or other appropriate portfolio management purposes, including gaining exposure to a particular securities market.

The swaps market was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the Funds may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, as described below, uncleared OTC swaps may be subject to regulatory collateral requirements that could adversely affect a Fund’s ability to enter into swaps in the OTC market. These developments could cause a Fund to terminate new or existing swap agreements, realize amounts to be received under such instruments at an inopportune time, or increase the costs associated with trading derivatives. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Funds. Swap dealers, major market participants, and swap counterparties may also experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules promulgated thereunder may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and of doing business, which could adversely affect the ability of the Fund to buy or sell OTC derivatives. The prudential regulators issued final rules that will require banks subject to their

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supervision to post and collect variation and initial margin in respect of their obligations arising under uncleared swap agreements. In addition, the CFTC adopted similar rules that apply to CFTC -registered swap dealers and major swap participants that are not banks. Such rules generally require the Funds to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into uncleared swap agreements. The variation margin requirements became effective in 2017 and the initial margin requirements are being phased-in through September 2020 based on average daily aggregate notional amount of covered swaps between swap dealers, swap entities and major swap participants.

In addition, rules adopted by the prudential regulators that are currently being phased-in require certain regulated banks to include in a range of financial contracts, including derivative and short-term funding transactions, terms delaying or restricting a counterparty’s default, termination and other rights in the event that the bank and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a fund’s use of derivatives.

Function of Derivatives in Funds. The types of derivatives that the Funds may employ, which vary from Fund to Fund, may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or OTC products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

Derivative Exposure. Generally, stocks constitute the majority of the holdings in each Fund, although derivative positions may comprise a significant portion of a Fund’s total assets.

Use of Derivatives by the Funds

Certain types of derivatives that may be used (this list is not all inclusive) by the Funds that invest in U.S. securities:

Options, futures contracts, and related options on securities indexes;

•	Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities;
•	Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and
•	Contracts for differences, i.e., equity swaps that contain both long and short equity components.

Hedging

•	Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.
•	Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without exposing the Fund to leveraged loss in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to “equitize” cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund also may use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Advisor believes is the optimal exposure to individual markets, sectors, and equities.

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Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Subadvisor believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Subadvisor believed that stocks of another industry would outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Equity derivatives used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

Certain types of derivatives that may be used (this list is not all inclusive) by the Funds that invest in foreign securities (other than foreign currency derivative transactions):

•	Options, futures contracts, and related options on securities indexes;
•	Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities;
•	Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities;
•	Contracts for differences, i.e., equity swaps that contain both long and short equity components; and
•	Warrants and rights.

Hedging

•	Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.
•	Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts to allow the Fund to dispose of securities in a more orderly fashion without exposing the Fund to leveraged loss in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

A Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to “equitize” cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund often will purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund also may use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of a Fund’s underlying equity portfolio to a level the Advisor believes is the optimal exposure to individual countries and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Advisor believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund holds a large proportion of stocks of a particular market and the Subadvisor believes that stocks of another market will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Often, a foreign currency forward will be used in conjunction with a long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

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Foreign Currency Derivative Transactions Employed by the Funds that invest in foreign securities:

•	Buying and selling spot currencies;
•	Forward foreign currency contracts;
•	Currency futures contracts and related options;
•	Options on currencies; and
•	Currency swap contracts.

Hedging

•	Traditional Hedging: A Fund may effect foreign currency transactions – generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies.
•	Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency on the spot market or through the use of currency forwards or futures.
•	Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Subadvisor believes is highly correlated to the currency being hedged.

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund’s investment in securities denominated in that currency.

A Fund will typically not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets. A Fund also will not hold net aggregate foreign currency exposure in excess of its net assets (except for temporary purposes due to large cash flows). A Fund’s foreign currency exposure may differ significantly, however, from the currency exposure represented by the Fund’s equity investments.

Risk Associated with Specific Types of Derivative Debt Securities

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but typically are not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

The risk of early prepayments is the primary risk associated with IOs, super floaters, other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, capped floaters, mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities, POs, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and present an especially intense combination of prepayment, extension and interest rate risks.

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Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures, and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. While many provisions of the Dodd-Frank Act have yet to be implemented through rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Likewise, the SEC has proposed regulations that, if adopted, would significantly change the manner in which a Fund must segregate assets to cover its future obligations. The proposed regulations would restrict its ability to enter into derivative transactions for speculative or hedging purposes and would require the Board to adopt a derivative risk management and governance framework. These regulations could also limit the ability of a Fund to use these instruments as part of its investment management strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Short Sales

The Funds may engage in short sales “against the box.” In a short sale against the box, a Fund borrow securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, a Fund either own or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time a Fund is required to deliver the security, a Fund will benefit from the difference in the price. If the price of a security has increased, the Funds will be required to pay the difference.

The Funds also may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds are then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds replaced the borrowed security. The Funds will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Funds may be required to pay in connection with a short sale.

Cash and Other High Quality Instruments

The Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of such assets on the custodian’s books and records. These cash items and other high

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quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. The Funds seeks to minimize credit risk by investing only in high quality money market securities. General overnight cash held in a Fund’s portfolio may also be invested in John Hancock Collateral Trust (“JHCT”), a privately offered registered investment company subadvised by Manulife Investment Management (US) LLC (“Manulife IM (US)”) (formerly John Hancock Asset Management a division of Manulife Asset Management (US), LLC), an affiliate of the Adviser, that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies.

The Funds may be subject to delays in making investments when significant purchases or redemptions of Fund shares cause the Funds to have an unusually large cash position. When the Funds have a higher than normal cash position, they may incur “cash drag,” which is the opportunity cost of holding a significant cash position. This significant cash position might cause the Funds to miss investment opportunities they otherwise would have benefited from if fully invested, or might cause the Funds to pay more for investments in a rising market, potentially reducing Fund performance.

Municipal Obligations

The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations. There also is the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadvisor in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

The yields or returns on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of S&P, Moody’s and Fitch Ratings (“Fitch”) represent their opinions as to the quality of various municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. See Appendix A for a description of ratings. Consequently, municipal bonds with the same maturity and interest rate with different ratings may have the same yield. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors.

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Municipal Bonds Issued by the Commonwealth of Puerto Rico. Municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, generally are tax-exempt.

Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of a fund's holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies. The Puerto Rican economy is reliant on manufacturing, services, and tourism, and its economy and financial operations generally parallel the economic cycles of those in the United States. As a result, economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the most recent recession.

Puerto Rico continues to face significant fiscal challenges, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Several rating organizations have downgraded a number of securities issued in Puerto Rico to below investment-grade or placed them on “negative watch.” Any further downgrades could place additional strain on the Puerto Rican economy. On June 30, 2016, President Barack Obama signed the PROMESA, a law creating a federal oversight board that would negotiate the restructuring of Puerto Rico’s debt. Shortly thereafter, after PROMESA took effect, Puerto Rico’s governor, Alejandro Garcia Padilla, issued an executive order suspending payments on its general obligation debt. As of May 2017, Puerto Rico began seeking the protection of U.S. courts to reduce its debt burden in an action under Title III of PROMESA, which is analogous to a bankruptcy proceeding. As a result of those proceedings, greater uncertainty has been created for the holders of Puerto Rico-issued bonds. Such bondholders are likely to experience a reduction in the value of their holdings. Further, Puerto Rico has faced significant out-migration relating to its economic difficulties, eroding Puerto Rico’s population, economic base and ultimate ability to support its current debt burden, creating further long-term uncertainty. Future defaults may occur in the event that Puerto Rico does not have the ability to meet its upcoming obligations. Puerto Rican financial difficulties potentially could lead to less liquidity, wider yield spreads over benchmark U.S. government securities, and greater risk of default for Puerto Rican municipal securities, and consequently may increase the volatility of a fund’s share price, and adversely affect the value of a fund’s investments and its investment performance.

The Puerto Rican constitution prioritizes general obligation bonds over revenue bonds, so that all tax revenues, even those pledged to revenue bondholders, can be applied first to general obligation bonds and other Commonwealth-guaranteed debt if other revenues are insufficient to satisfy such obligations.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes, project notes and construction loan notes.

Tax-Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the notes.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.

Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development (“HUD”) and carry a U.S. government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the U.S. government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from project notes.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.

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Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Securities Lending

A Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending Fund collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency), cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. If the market value of the loaned securities declines, the borrower may request that some collateral be returned.

During the existence of the loan, a Fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. If a Fund receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction (the “DRD”) for corporate shareholders or for treatment as qualified dividend income for individual shareholders. The DRD and qualified dividend income are discussed more fully in this SAI under “Additional Information Concerning Taxes.”

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The Funds will be responsible for the risks associated with the investment of cash collateral, including the risk that the Funds may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Subadvisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled security in advance of the record date for the meeting.

The Trust, on behalf of certain of its Funds, has entered into an agency agreement for securities lending transactions (“Securities Lending Agreement”) with Citibank, N.A. (“Citibank”) and, separately, with Brown Brothers Harriman & Co. (“Brown Brothers Harriman”) (each, a “Securities Lending Agent”). Pursuant to each Securities Lending Agreement, Citibank or Brown Brothers Harriman acts as securities lending agent or the Funds and administers each Fund’s securities lending program. During the fiscal year, each Securities Lending Agent performed various services for the Funds, including the following: (i) lending portfolio securities, previously identified by the Fund as available for loan, and held by the Fund’s custodian (“Custodian”) on behalf of the Fund, to borrowers identified by the Fund in the Securities Lending Agreement; (ii) instructing the Custodian to receive and deliver securities, as applicable, to effect such loans; (iii) locating borrowers; (iv) monitoring daily the market value of loaned securities; (v) ensuring daily movement of collateral associated with loan transactions; (vi) marking to market loaned securities and non-cash collateral; (vii) monitoring dividend activity with respect to loaned securities; (viii) negotiating loan terms with the borrowers; (ix) recordkeeping and account servicing related to securities lending activities; and (x) arranging for the return of loaned securities at the termination of the loan. Under each Securities Lending Agreement, Citibank or Brown Brothers Harriman, as applicable, generally will bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. In addition, under each Securities Lending Agreement, loans may be made to affiliates of Citibank or Brown Brothers Harriman, as applicable, as identified in the applicable Securities Lending Agreement.

Cash collateral may be invested by a Fund in a privately offered registered investment company advised by the Advisor and subadvised by Manulife IM (US), an affiliate of the Advisor, that is part of the same group of investment companies as the Funds and that is offered exclusively to funds in the same group of investment companies. Investment

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of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

For each Fund that engaged in securities lending activities during the fiscal year ended March 31, 2019, the following tables detail the amounts of income and fees/compensation related to such activities during the period.

Fund Name	Disciplined Value Fund	Disciplined Value Mid Cap Fund
	($ 000s)	($ 000s)
Gross income from securities lending activities	978,706.94	1,248,394.25
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	13,999.28	42,029.37
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	36,615.20	38,010.52
Administrative fees not included in revenue split
Indemnification fee not included in revenue split
Rebate (paid to borrower)	758,264.35	730,670.53
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities	808,878.83	810,710.42
Net income from securities lending activities	169,828.11	437,683.83

Fund Name	Global Shareholder Yield Fund	International Growth Fund
	($ 000s)	($ 000s)
Gross income from securities lending activities	1,956,894.85	3,366,089.31
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	76,107.02	122,694.86
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	52,734.51	100,130.48
Administrative fees not included in revenue split
Indemnification fee not included in revenue split
Rebate (paid to borrower)	1,084,228.40	1,892,041.94
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities	1,213,069.93	2,114,867.28
Net income from securities lending activities	74,3824.92	1,251,222.03

Fund Name	U.S. Quality Growth Fund
	($ 000s)
Gross income from securities lending activities	325,492.46
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	11,239.95
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	10,021.12
Administrative fees not included in revenue split
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Fund Name	U.S. Quality Growth Fund
Indemnification fee not included in revenue split
Rebate (paid to borrower)	185,760.16
Other fees not included in revenue split (specify)
Aggregate fees/compensation for securities lending activities	207,021.23
Net income from securities lending activities	118,471.23

Short-Term Trading and Portfolio Turnover

Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Funds may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Funds’ portfolio turnover rates are set forth in the table under the caption “Financial Highlights” in each Prospectus.

Market Events

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China's economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates continue to rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed fund’s rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility.  These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

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Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including in North Korea, Venezuela, Syria, and other areas of the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Cybersecurity and Operational Risk

Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Advisor, a subadvisor, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfilment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Advisor, a subadvisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

Cyber-events have the potential to affect materially the Funds and the Advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Funds have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that a Fund will be able to prevent or mitigate the impact of any or all cyber-events.

The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.

The Advisor, each subadvisor, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the subadvisors, or their affiliates controls the cybersecurity or operations systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

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Gaming-Tribal Authority Investments. The Funds may invest in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities. The value of a Fund’s investments in gaming companies is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as a Fund), could be precluded from judicially enforcing their rights and remedies.

Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including the Funds.

Interfund Lending. Pursuant to an exemptive order issued by the SEC, a Fund may lend money to, and borrow money from, other funds advised by the Advisor or any other investment advisor under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the Fund. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed with respect to any Fund without the approval of a majority of the Fund’s outstanding voting securities which, as used in the Prospectuses and the SAI, means the approval by the lesser of: (1) the holders of 67% or more of such Fund’s shares represented at a meeting if more than 50% of such Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of such Fund’s outstanding shares. Unless otherwise noted, each investment restriction applies to each Fund.

(1)       The Fund may not borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) the Fund may enter into transactions that are technically borrowings under the 1940 Act, because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the staff of the SEC, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund’s custodian earmarks and maintains liquid assets, such as

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cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2)       The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3)       The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(4)       The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)       The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)       The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and the Fund may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Fund may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Fund may indirectly invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

(7)       The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)       Each of Disciplined Value Fund, Disciplined Value Mid Cap Fund, Global Shareholder Yield Fund, International Growth Fund, and U.S. Quality Growth Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following discussion provides additional information about the Fundamental Restrictions set forth above.

Concentration. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry. With respect to a Fund’s investment in loan participations, if any, the Fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the Fund has concentrated in a particular industry.

Borrowing. The 1940 Act permits a Fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Loans. Although the 1940 Act does not prohibit a Fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security,

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coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

Senior Securities. “Senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, a Fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Diversification. A diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than 5% of its total assets in the securities, or own more than 10% of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.

JHF III will not take any of the following actions with respect to any Fund or as indicated:

(1)        Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2)        Invest for the purpose of exercising control over or management of any company.

(3)        Invest more than 15% of net assets in illiquid securities. For this purpose, “illiquid securities” may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the 1933 Act, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

(4)        Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

Investment Restrictions that May be Changed Only on 60 Days’ Notice to Shareholders. In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each of the Funds named below is subject to change only upon 60 days’ prior notice to shareholders; refer to the applicable Prospectus for each Fund’s “Principal investment strategies.”

Disciplined Value Mid Cap Fund
U.S. Quality Growth Fund
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Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of the relevant Fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisor’s assessment of the security), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating services assign different ratings to the same security, the Subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each Fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by that Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of a Fund’s securities. Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less. Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions.

The following tables show the portfolio turnover rates for: (a) Global Shareholder Yield Fund and International Growth Fund for the fiscal years ended February 28, 2018 (and the one-month fiscal period ended March 31, 2018) and March 31, 2019; and (b) the other Funds for the fiscal years ended March 31, 2018, and March 31, 2019.

Fund	Fiscal Year Ended Feb. 28, 2018	Fiscal Period Ended March 31, 2018	Fiscal Year Ended March 31, 2019
Global Shareholder Yield	19%	2%	16%
International Growth	65%	4%	98%

Fund	Fiscal Year Ended Mar. 31, 2017	Fiscal Year Ended Mar. 31, 2018	Fiscal Year Ended Mar. 31, 2018
Disciplined Value	65%	45%	69%
Disciplined Value Mid Cap	50%	53%	53%
U.S. Quality Growth	94%	83%	88%

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the Funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the Subadvisors, principal underwriter or affiliated persons of the Advisor, Subadvisors, or principal underwriter. The Trust’s general policy with respect to the release of the Funds’ portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of this information, including individual and institutional investors, intermediaries, affiliated persons of the Funds, and to all third party service providers and rating agencies.

The Trust posts to its website at jhinvestments.com complete portfolio holdings a number of days after each calendar month end as described in the Prospectuses. The Fund also discloses its complete portfolio holdings information monthly to the SEC using Form N-PORT within 60 days of the end of ech month and on Form N-CSR within 70 days after the second and fourth quarter ends of the Trust’s fiscal year. The portfolio holdings information in Form N-PORT is not required to be delivered to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of the Fund’s portfolio holdings with their annual and semiannual reports.

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Portfolio holdings information for the Fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. The Fund’s material nonpublic holdings information may be provided to the following unaffiliated persons as part of the investment activities of the Fund: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar, and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of July 1, 2019, the entities that may receive information described in the preceding paragraph, and the purpose for which such information is disclosed, are as presented in the table below. Portfolio holdings information is provided as frequently as daily with a one day lag.

Entity Receiving Portfolio Information	Disclosure Purpose
Bloomberg	Pricing, Reporting Agency
BNP Paribas	Leverage Provider, Pledging
Broadridge Financial Solutions	Proxy Voting, Software Vendor
Brown Brothers Harriman & Co.	Back Office Functions, Securities Lending
Capital Institutional Services (CAPIS)	Rebalancing Strategy, Broker Dealer/Transition Services
Citibank	Securities Lending
Confluence Technologies	Consulting
DG3	Financial Reporting, Type Setting
Donnelley Financial Solutions	Financial Reporting, Printing
Ernst & Young	Tax Reporting
FactSet	Data Gathering / Analytics, Performance
GainsKeeper	Wash Sales / REIT Data
Glass Lewis	Proxy Voting
Institutional Shareholder Services (ISS)	Proxy Voting, Class Action Services
Investment Technology Group, Inc.	Analytics, Trade Execution Analysis
KPMG	Tax Reporting
LineData	Service Provider-NAV Oversight
Lipper	Ratings / Survey Service
Markit	Back Office Functions
Morningstar	Ratings / Survey Service
MSCI Inc.	Liquidity Risk Management
PricewaterhouseCoopers LLP	Audit
RSM US LLP	Consulting
Russell Implementation Services	Transition Services
SS&C Advent	Reconciliation
State Street Bank	Service Provider-IBOR
State Street Closed End Financing	Securities Lending
State Street Investment Management Solutions	Back Office Functions
SunGard	Securities Lending Analytics
SWIFT	Accounting and Custody Messaging
Wolters Kluwer	Tax Reporting, Tax / Audit

The CCO is required to pre-approve the disclosure of nonpublic information regarding the Funds’ portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of the Funds’ nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of the Funds’ portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval.

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When the CCO believes that the disclosure of the Funds’ nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the potential conflict to the Board. The Board shall then permit such disclosure of the Funds’ nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by the Funds, the Advisor, the Subadvisors or an affiliate as consideration for disclosing the Funds’ nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by the Subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of the Funds. Neither such registered investment companies and separate accounts nor the Subadvisors are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. The Subadvisors may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or a Subadvisor may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of the Funds. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular Subadvisors that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or the Subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular Fund’s portfolio, provided that the applicable Fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of the Funds’ nonpublic portfolio holdings information.

As a result of the Funds’ inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts the Funds. Nonetheless, the Funds have oversight processes in place to attempt to minimize this risk.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of JHF III, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Board. Several of the Trustees and officers of the Trust are also officers or directors of the Advisor, or officers or directors of the principal distributor to the Funds, John Hancock Investment Management Distributors LLC (formerly, John Hancock Funds, LLC) (the “Distributor”). Each Trustee oversees the Funds and other funds in the John Hancock Fund Complex (as defined below).

The tables below present certain information regarding the Trustees and officers of the Trust, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of the Trusts (each a “Non-Independent Trustee”) and the Independent Trustees. As of April 30, 2019, the “John Hancock Fund Complex” consisted of 215 funds (including separate series of series mutual funds). Each Trustee, other than Andrew G. Arnott, James R. Boyle, and Marianne Harrison, was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. The Board appointed Ms. Harrison and Mr. Arnott to serve as Non-Independent Trustees on June 20, 2017, and June 19, 2018, respectively. In addition, although Mr. Boyle initially was designated a Non-Independent Trustee when the Board appointed him to serve as a Trustee on March 10, 2015, as of March 22, 2018, he is considered an Independent Trustee. The address of each Trustee and officer of the Trusts is 200 Berkeley Street, Boston, Massachusetts 02116.

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Non-Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Andrew G. Arnott (1971)(2)	Trustee (since 2017); President (since 2014); Executive Vice President (2007–2014, including prior positions)

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

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Marianne Harrison(2) (1963)	Trustee (since 2018)

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013).

Trustee of various trusts within the John Hancock Fund Complex (since 2018).

215
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Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Charles L. Bardelis (1941)	Trustee (since 2012)	Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).	215
James R. Boyle (1959)	Trustee (since 2015)

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010).

Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

			215
Peter S. Burgess (1942)	Trustee (since 2012)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).	215
William H. Cunningham (1944)	Trustee (since 1986)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	215
Grace K. Fey (1946)	Trustee (since 2012)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	215
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Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Theron S. Hoffman (1947)	Trustee (since 2012)	Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	215
Deborah C. Jackson (1952)	Trustee (since 2008)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

			215
Hassell H. McClellan (1945)	Trustee (since 2012) and Chairperson of the Board (since 2017)	Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	215
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Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James M. Oates (1946)	Trustee (since 2012)	Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005–2016) of various trusts within the John Hancock Fund Complex.	215
Steven R. Pruchansky (1944)	Trustee (since 1994); Vice Chairperson of the Board (since 2012)

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

215
Gregory A. Russo (1949)	Trustee (since 2009)

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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(1)	Because the Trust does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or
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becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of the Trust who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers also are officers of all of the other funds for which the Advisor serves as investment advisor.

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) During Past 5 Years
Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2005)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer of various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).
Charles A. Rizzo (1957)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone (1965)	Treasurer (since 2010)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018); Assistant Secretary (2009 – 2018)	Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).
(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Additional Information about the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the funds in a manner consistent with the best interests of the funds’ shareholders. When

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considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his former positions as chairman and director of the Advisor, position as a senior executive of MFC, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

Peter S. Burgess — As a financial consultant and certified public accountant, and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive and director of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of one bank and president and chief operating officer of another bank. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Non-Independent Trustees

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Andrew G. Arnott — Through his positions as Executive Vice President of John Hancock Financial Services; Director and Executive Vice President of the Advisor and an affiliated investment advisor, John Hancock Variable Trust Advisers LLC; President of John Hancock Investment Management Distributors LLC; and President of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Marianne Harrison — Through her position as President and CEO, John Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met five times during the fiscal year ended March 31, 2019.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Harrison and Messrs. Arnott and Boyle, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee.

The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Hoffman). Mr. Burgess serves as Chairperson of this Committee. This Committee met four

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times during the fiscal year ended March 31, 2019 to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, to approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson and Mr. Cunningham). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Ms. Fey serves as Chairperson of this Committee. This Committee met four times during the fiscal year ended March 31, 2019.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Boyle, Oates, Pruchansky and Russo). This Committee met four times during the fiscal year ended March 31, 2019. This Committee oversees the initiation, operation, and renewal of the various contracts between each Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. Mr. Russo serves as Chairperson of this Committee.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee met four times during the fiscal year ended March 31, 2019. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Ms. Jackson and Messrs. Bardelis, Cunningham, Hoffman and Oates serve as Chairpersons of the Investment Sub-Committees. The Investment Committee met five times during the fiscal year ended March 31, 2019.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ Subadvisors, subject to oversight of the Advisor, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their firms. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk

57

management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their Subadvisors. The Advisor monitors these policies and Subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to a Subadvisor’s requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding Subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ Subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Funds’ Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the Subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the Subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the Subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees and Officers

Trustees are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of

58

$220,000, a fee of $22,000 for each regular meeting of the Trustees that he or she attends in person and a fee of $5,000 for each special meeting of the Trustees that he or she attends in person. The Chairperson of the Board receives an additional retainer of $160,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by the Trust and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the fiscal year ended March 31, 2019.

Compensation Table (1)

Name of Trustee	Total Compensation from JHF III	Total Compensation from the Trust and the John Hancock Fund Complex (2)
Independent Trustees
Charles L. Bardelis	$54,680	$395,000
James R. Boyle	$51,590	$375,000
Peter S. Burgess	$57,770	$415,000
William H. Cunningham	$54,680	$395,000
Grace K. Fey	$57,770	$415,000
Theron S. Hoffman	$54,680	$395,000
Deborah C. Jackson	$54,680	$395,000
Hassell H. McClellan	$76,310	$535,000
James M. Oates	$54,680	$395,000
Steven R. Pruchansky	$54,680	$395,000
Gregory A. Russo	$57,770	$415,000
Non-Independent Trustees
Andrew G. Arnott	$0	$0
Marianne Harrison(3)	$0	$0

___________

(1)	The Trust does not have a pension or retirement plan for any of its Trustees or officers.
(2)	There were approximately 215 series in the John Hancock Fund Complex as of April 30, 2019.
(3)	Appointed to serve as Trustee effective as of June 19, 2018.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2018. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, dollar ranges are identified.

Trustee /Fund	Global Shareholder Yield	International Growth
Independent Trustees
Bardelis	None	None
Boyle	None	None
Burgess	None	None
Cunningham	None	None
Fey	None	None
Hoffman	None	None
Jackson	None	None
59

Trustee /Fund	Global Shareholder Yield	International Growth
Independent Trustees
McClellan	None	None
Oates	None	$10,001 - $50,000
Pruchansky	None	$10,001 - $50,000
Russo	None	None
Non-Independent Trustees
Arnott	None	None
Harrison	None	None

Trustee/Fund	Disciplined Value	Disciplined Value Mid Cap
Independent Trustees
Bardelis	None	$1 - $10,000
Boyle	None	None
Burgess	None	None
Cunningham	None	None
Fey	None	None
Hoffman	None	None
Jackson	$10,001 - $50,000	None
McClellan	None	None
Oates	None	None
Pruchansky	$10,001 - $50,000	None
Russo	$50,001 - $100,000	$50,001 - $100,000
Non-Independent Trustees
Arnott	None	None
Harrison	None	None

Trustee /Fund	U.S. Quality Growth	Aggregate Dollar Range of Holdings in Funds in the John Hancock Fund Complex
Independent Trustees
Bardelis	None	Over $100,000
Boyle	None	Over $100,000
Burgess	None	Over $100,000
Cunningham	None	Over $100,000
Fey	None	Over $100,000
Hoffman	None	Over $100,000
Jackson	$10,001 - $50,000	Over $100,000
McClellan	None	Over $100,000
Oates	None	Over $100,000
Pruchansky	$10,001 - $50,000	Over $100,000
Russo	None	Over $100,000
Non-Independent Trustees
Arnott	None	Over $100,000
Harrison	None	Over $100,000

SHAREHOLDERS OF JHF III

As of July 1, 2019, all the Class 1 shares of International Growth Fund were held by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) and John Hancock Life Insurance Company of New York (“JHLICO New York”) on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act.

60

JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO (U.S.A.) and JHLICO New York is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. MFC is the holding company of Manulife and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

To the best knowledge of the Trust, as of July 1, 2019, the Trustees and officers of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of any Fund.

To the best knowledge of the Trust, as of July 1, 2019, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds, as stated in the following table. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.

Share Class	Name and Address	Percentage Owned	Type of Ownership
Disciplined Value Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	41.24%	Record
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.92%	Record
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.78%	Record
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.37%	Record
B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	17.24%	Record
B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.46%	Record
B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.23%	Record
61

B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.67%	Record
B	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.44%	Record
B	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.36%	Record
B	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.04%	Record
B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	5.87%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.34%	Record
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.63%	Record
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.43%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	9.36%	Record
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.90%	Record
C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.59%	Record
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	8.32%	Record
62

C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	7.68%	Record
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.74%	Record
I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	20.90%	Record
I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	16.08%	Record
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	14.12%	Record
I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	10.38%	Record
I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.12%	Record
I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.50%	Record
I2	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	96.35%	Record
R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	29.84%	Record
R1	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	24.49%	Record
63

R1	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	15.77%	Record
R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28.43%	Record
R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	19.69%	Record
R2	LINCOLN RETIREMENT SERVICES COMPANY FBO RETIREMENT SAVINGS PLAN FORT WAYNE IN 46801-7876	13.79%	Record
R2	RELIANCE TRUST COMPANY FBO RETIREMENT PLANS SERVICED BY METLIF C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	5.64%	Record
R3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27.71%	Record
R3	BOLIVAR ENERGY AUTHORITY PO BOX 1090 PARIS TN 38242-1090	10.01%	Beneficial
R3	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.97%	Record
R3	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 880 DELTA HEALTH SYSTEMS 3244 BROOKSIDE RD FL 2 STOCKTON CA 95219-2381	5.50%	Beneficial
R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29.21%	Record
R4	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17.03%	Record
R4	JOHN HANCOCK TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	10.80%	Record
64

R4	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	7.73%	Record
R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.71%	Record
R4	GREAT-WEST TRUST CO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.42%	Record
R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	50.61%	Record
R5	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	8.14%	Record
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	22.91%	Record
R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.47%	Record
R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) RPS-TRADING OPS 200 BERKELEY ST BOSTON MA 02116-5030	12.45%	Beneficial
R6	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	6.88%	Record
NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	31.41%	Beneficial
NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	22.75%	Beneficial
NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	12.63%	Beneficial
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NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	26.25%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2017-2020 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	21.10%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	20.46%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2029-2032 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	14.91%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST EQUITY PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	11.82%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO FOR COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	5.43%	Beneficial
Disciplined Value Mid Cap Fund
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	19.55%	Record
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	12.25%	Record
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.77%	Record
A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11.62%	Record
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A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.96%	Record
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.47%	Record
C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11.23%	Record
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.08%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.08%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.52%	Record
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.65%	Record
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	7.28%	Record
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.97%	Record
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.84%	Record
C	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.38%	Record
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C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	5.18%	Record
I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	16.82%	Record
I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.57%	Record
I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.81%	Record
I	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	11.44%	Record
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.95%	Record
I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.36%	Record
R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	14.62%	Record
R2	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 008 UMMS VOLUNTARY 403(B) PLAN 920 ELKRIDGE LANDING ROAD 1ST FLOOR LINTHICUM MD 21090-2917	9.41%	Beneficial
R2	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.70%	Record
R2	JOHN HANCOCK TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	5.18%	Record
R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.08%	Record
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R2	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 008 UMMS 401(A) DEFINED 920 ELKRIDGE LANDING ROAD 1ST FLOOR LINTHICUM MD 21090-2917	5.03%	Beneficial
R4	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	21.95%	Record
R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21.61%	Record
R4	MATRIX TRUST COMPANY AS CUST FBO SOUTHERN CALIFORNIA SHEET METAL WORKERS 401A PLAN MODERATE PORTFOLIO PO BOX 52129 PHOENIX AZ 85072-2129	7.73%	Beneficial
R4	JOHN HANCOCK TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	7.02%	Record
R4	MATRIX TRUST COMPANY AS CUST FBO SOUTHERN CALIFORNIA SHEET METAL WORKERS 401A PLAN AGGRESSIVE PORTFOLIO PO BOX 52129 PHOENIX AZ 85072-2129	6.15%	Beneficial
R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25.25%	Record
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	22.12%	Record
R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.86%	Record
R6	ING NATIONAL TRUST AS TRUSTEE FOR THE ADP TOTALSOURCE RETIREMENT SAVINGS PLAN 30 BRAINTREE HILL PARK BRAINTREE MA 02184-8747	5.18%	Beneficial
ADV	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	49.77%	Record
ADV	TD AMERITRADE CLEARING INC FOR BENEFIT OF ELFRIEDA HARRIS PO BOX 2226 OMAHA NE 68103-2226	23.23%	Beneficial
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ADV	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.96%	Record
Global Shareholder Yield Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	73.10%	Record
B	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	25.01%	Record
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	17.38%	Record
B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.30%	Record
B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	9.90%	Record
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.24%	Record
B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	7.47%	Record
B	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.86%	Record
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	15.64%	Record
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.83%	Record
70

C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.09%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.97%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8.39%	Record
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.96%	Record
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.77%	Record
C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	5.07%	Record
I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	80.71%	Record
R2	MG TRUST COMPANY CUST FBO CHARLEVOIX PUBLIC SCHOOLS 403 B 717 17TH ST STE 1300 DENVER CO 80202-3304	9.37%	Beneficial
R2	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.61%	Record
R2	MID ATLANTIC TRUST COMPANY FBO WILKINSON MANUFACTURING INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.38%	Beneficial
R2	ASCENSUS TRUST COMPANY FBO GARY MARSHALL GRAPHIC DESIGN RETIRE PO BOX 10758 FARGO ND 58106-0758	6.03%	Beneficial
71

R2	MG TRUST COMPANY CUST FBO EDWARDSVILLE CUSD # 7 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.61%	Beneficial
R2	MID ATLANTIC TRUST COMPANY FBO JONES SAGER AND COMPANY LLC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.59%	Beneficial
R2	RICHARD MANGANIELLO & TRINA MANGANIELLO TTEES CONNECTICUT EYE PHYSICIANS AND SURGEONS LLC CASH BALANCE PLAN 479 BUCKLAND ROAD SOUTH WINDSOR CT 06074-3739	5.12%	Beneficial
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	99.47%	Record
NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	31.49%	Beneficial
NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	30.44%	Beneficial
NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	9.12%	Beneficial
NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	8.64%	Beneficial
International Growth Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	38.54%	Record
72

A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.25%	Record
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.98%	Record
A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.61%	Record
A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	5.20%	Record
B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	22.12%	Record
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16.91%	Record
B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.82%	Record
B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.11%	Record
B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	7.37%	Record
73

B	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.83%	Record
C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	17.77%	Record
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.50%	Record
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.16%	Record
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.67%	Record
C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.37%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.88%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	5.73%	Record
I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	19.97%	Record
74

I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	13.61%	Record
I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.46%	Record
I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.91%	Record
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.41%	Record
I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.41%	Record
I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.30%	Record
I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.03%	Record
I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.50%	Record
R2	MATRIX TRUST COMPANY CUST FBO KADES-MARGOLIS 717 17TH ST STE 1300 DENVER CO 80202-3304	28.52%	Beneficial
75

R2	MATRIX TRUST COMPANY CUST FBO KADES-MARGOLIS IRA 717 17TH ST STE 1300 DENVER CO 80202-3304	18.01%	Beneficial
R2	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 763 LOOMIS 401(K) PRE-TAX SAVINGS 2500 CITYWEST BLVD STE 2300 HOUSTON TX 77042-9000	13.51%	Beneficial
R2	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	11.41%	Record
R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	10.55%	Record
R4	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	27.22%	Beneficial
R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	21.13%	Record
R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	20.76%	Beneficial
R4	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	15.55%	Record
R4	C/O MUTUAL FUND TRADING GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR VARIOUS BENEFIT 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	10.52%	Record
76

R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	77.99%	Record
NAV	JHF II MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	34.31%	Beneficial
NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	23.84%	Beneficial
NAV	JHF II MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5030	14.63%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	26.77%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	22.12%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST EQUITY PORTFOLIO 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	19.53%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2029-2032 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	17.55%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2017-2020 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	7.33%	Beneficial
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2017-2020 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	6.65%	Beneficial
1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.45%	Beneficial
U.S. Quality Growth Fund
77

A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	10.97%	Record
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.47%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.05%	Record
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.72%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	9.31%	Record
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	8.00%	Record
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.74%	Record
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.32%	Record
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	25.94%	Record
I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	21.19%	Record
I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.22%	Record
I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.24%	Record
78

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.22%	Record
R2	ASCENSUS TRUST COMPANY FBO INLAND PAPER COMPANY 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	18.16%	Beneficial
R2	ASCENSUS TRUST COMPANY FBO MICHAEL WU, DDS, INC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	17.27%	Beneficial
R2	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.55%	Record
R2	ASCENSUS TRUST COMPANY FBO MURPHY CONSULTING RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	9.98%	Beneficial
R2	ASCENSUS TRUST COMPANY FBO ILGENFRITZ CONSULTING LLC RETIREMEN PO BOX 10758 FARGO ND 58106-0758	9.26%	Beneficial
R2	ASCENSUS TRUST COMPANY FBO VERONICA S GLASS JEWELRY RETIREMENT PO BOX 10758 FARGO ND 58106-0758	7.37%	Beneficial
R2	MG TRUST COMPANY CUST FBO BRONSON COMMUNITY SCHOOLS 403 B 717 17TH ST STE 1300 DENVER CO 80202-3304	6.94%	Beneficial
R2	MATRIX TRUST COMPANY CUST FBO VERNON COLLEGE 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	6.00%	Beneficial
R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) RPS-TRADING OPS 200 BERKELEY ST BOSTON MA 02116-5030	64.12%	Beneficial
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	30.40%	Record
NAV	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	99.72%	Beneficial
79

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

Advisory Agreement. The Advisor serves as investment advisor to the Funds and is responsible for the supervision of the subadvisor services to the Funds pursuant to an advisory agreement or investment management contract (the “Advisory Agreement”). Pursuant to the Advisory Agreement and subject to general oversight by the Board, the Advisor manages and supervises the investment operations and business affairs of the Funds. The Advisor provides the Funds with all necessary office facilities and equipment and any personnel necessary for the oversight and/or conduct of the investment operations of the Funds. The Advisor also coordinates and oversees the services provided to the Funds under other agreements, including custodial, administrative and transfer agency services. Additionally, the Advisor provides certain administrative and other non-advisory services to the Funds pursuant to a separate Service Agreement, as discussed below.

The Advisor is responsible for overseeing and implementing a Fund’s investment program and provides a variety of advisory oversight and investment research services, including: (i) monitoring the Fund’s portfolio compositions and risk profiles; and (ii) evaluating Fund investment characteristics, such as investment strategies, and recommending to the Board potential enhancements to such characteristics. The Advisor provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes).

The Advisor has the responsibility to oversee the subadvisors and recommend to the Board: (i) the hiring, termination, and replacement of a subadvisor (in certain cases, subject to shareholder approval); and (ii) the allocation and reallocation of a Fund’s assets among multiple subadvisors, when appropriate. In this capacity, the Advisor negotiates with potential subadvisors and, once retained, among other things: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the Fund; (ii) reviews the performance of the subadvisor; and (iii) reports periodically on such performance to the Board. The Advisor utilizes the expertise of a team of investment professionals in manager research and oversight who provide these research and monitoring services.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, a Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Advisor. In addition, the Advisor or The Manufacturers Life Insurance Company, a subsidiary of Manulife Financial (the “Life Company”), may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment advisor.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) were each approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that each Agreement’s continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement, or “interested persons” of any such parties. Each of these Agreements may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the Funds and will terminate automatically if assigned.

JHF III bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Advisor’s employees rendering such services to the Funds); the compensation and expenses

80

of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Trust, the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

Securities held by a Fund also may be held by other funds or investment advisory clients for which the Advisor, a subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more Funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Advisor or subadvisor for a Fund or for other funds or clients for which the Advisor or subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Fund, funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Advisor Compensation. As compensation for its advisory services under the Advisory Agreement, the Advisor receives a fee from the Funds, computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the aggregate net assets of the Fund. “Aggregate net assets” of a Fund include the net assets of the Fund and, in many cases, the net assets of one or more other funds (or portions thereof) advised by the Advisor, but in each case only for the period during which the Advisor also serves as advisor to the other fund(s) (or portions thereof). The fee for each Fund is based on the applicable annual rate, which, for each day, is equal to: (i) the sum of the amounts determined by applying the annual percentage rates for the Fund to the applicable portions of aggregate net assets divided by: (ii) aggregate net assets (totaling the “Applicable Annual Fee Rate”). The fee for each Fund accrues and is paid daily to the Advisor for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. The management fees that each Fund currently is obligated to pay the Advisor are as set forth in the Prospectus.

From time to time, the Advisor may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, during the fiscal year in which such expense limitation is in place, the Fund’s annual expenses fall below this limit.

The following tables show the advisory fees incurred and paid to the Advisor by: (a) Global Shareholder Yield Fund and International Growth Fund for the fiscal years ended February 28, 2017, February 28, 2018 (and the one-month fiscal period ended March 31, 2018) and March 31, 2019; and (b) the other Funds for the fiscal years ended March 31, 2017, March 31, 2018, and March 31, 2019.

Fund	Fiscal Year Ended Feb. 28, 2017
	Gross Fees	Waivers	Net Fees
Global Shareholder Yield Fund	$17,513,596	$(461,360)	$17,052,236
International Growth Fund	$22,565,283	$(211,473)	$22,353,810

Fund	Fiscal Year Ended Feb. 28, 2018
	Gross Fees	Waivers	Net Fees
Global Shareholder Yield Fund	$19,314,935	$(3,294,333)	$16,020,602
International Growth Fund	$53,592,925	$(551,117)	$53,041,808

Fund	Fiscal Year Ended Mar. 31, 2018
	Gross Fees	Waivers	Net Fees
Global Shareholder Yield Fund	$1,595,991	$(321,025)	$1,274,966
International Growth Fund	$6,721,540	$(70,774)	$6,650,766

Fund	Fiscal Year Ended Mar. 31, 2019
	Gross Fees	Waivers	Net Fees
Global Shareholder Yield Fund	$17,371,681	$(3,205,410)	$14,166,271

81

Fund	Fiscal Year Ended Mar. 31, 2019
	Gross Fees	Waivers	Net Fees
International Growth Fund	$79,646,309	$(786,487)	$78,859,822

Fund	Fiscal Year Ended Mar. 31, 2017
	Gross Fees	Waivers	Net Fees
Disciplined Value Fund	$90,732,553	$(1,451,129)	$89,281,424
Disciplined Value Mid Cap Fund	$90,044,579	$(961,427)	$89,083,152
U.S. Quality Growth Fund	$13,633,321	$(150,407)	$13,482,914

Fund	Fiscal Year Ended Mar. 31, 2018
	Gross Fees	Waivers	Net Fees
Disciplined Value Fund	$96,960,162	$(1,347,286)	$95,612,876
Disciplined Value Mid Cap Fund	$102,066,312	$(1,194,585)	$100,871,727
U.S. Quality Growth Fund	$13,396,634	$(161,397)	$13,235,237

Fund	Fiscal Year Ended Mar. 31, 2019
	Gross Fees	Waivers	Net Fees
Disciplined Value Fund	$99,905,356	$(1,214,444)	$98,690,912
Disciplined Value Mid Cap Fund	$97,402,683	$(1,096,073)	$96,306,610
U.S. Quality Growth Fund	$7,843,422	$(96,871)	$7,746,551

Service Agreement. Pursuant to a Service Agreement, the Advisor is responsible for providing, at the expense of JHF III, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by each Fund, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Service Agreement because it also provides advisory services under the Advisory Agreement. The reimbursement shall be calculated and paid monthly in arrears.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Agreement.

The Service Agreement had an initial term of two years, and continues thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the Funds, or the Advisor may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The following tables show the fees incurred and paid to the Advisor for non-advisory services pursuant to the Service Agreement by: (a) Global Shareholder Yield Fund and International Growth Fund for the fiscal years ended February 28, 2017, February 28, 2018 (and the one-month fiscal period ended March 31, 2018) and March 31, 2019; and (b) the other Funds for the fiscal years ended March 31, 2017, March 31, 2018, and March 31, 2019.

Fund	Fiscal Year Ended Feb. 28. 2017	Fiscal Year Ended Feb. 28, 2018	Fiscal Period Ended Mar. 31, 2018	Fiscal Year Ended Mar. 31, 2019
Global Shareholder Yield	$307,208	$366,406	$44,004	$335,481
International Growth	$400,817	$975,445	$162,949	$1,525,628

Fund	Fiscal Year Ended Mar. 31, 2017	Fiscal Year Ended Mar. 31, 2018	Fiscal Year Ended Mar. 31, 2019
Disciplined Value	$2,024,873	$2,391,561	$2,401,556
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Fund	Fiscal Year Ended Mar. 31, 2017	Fiscal Year Ended Mar. 31, 2018	Fiscal Year Ended Mar. 31, 2019
Disciplined Value Mid Cap	$1,864,634	$2,312,180	$2,129,303
U.S. Quality Growth	$289,675	$313,512	$177,625

Subadvisory Arrangements

Boston Partners Global Investors, Inc., Epoch Investment Partners, Inc., and Wellington Management Company LLP (each a “Subadvisor”) serve as Subadvisors to the Funds.

Each Subadvisor provides investment management services to the Funds pursuant to subadvisory agreements with the Advisor. Under the terms of each Subadvisory Agreement, the Subadvisor manages the investment and reinvestment of the assets of its relevant Fund, subject to the supervision of the Board and the Advisor. Each Subadvisor formulates a continuous investment program for each of its relevant Funds consistent with the Fund’s investment objective and policies, as outlined in the relevant Prospectus. Each Subadvisor implements this program by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of the program. Each Subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of its relevant Funds. Additional information about the Funds’ portfolio managers, including other accounts managed, ownership of fund shares, and compensation structure, can be found at Appendix B to this SAI.

The Advisor has delegated to the Subadvisors the responsibility to vote all proxies relating to securities held by the Funds in accordance with the Subadvisors’ proxy voting policies and procedures. Each Subadvisor has a duty to vote or not vote such proxies in the best interests of the Fund that it subadvises and its shareholders and to avoid the influence of conflicts of interest.

Subadvisory Fees. As compensation for their services, the Subadvisors receive fees from the Advisor computed separately for each Fund.

Additional Information Applicable To Subadvisory Agreements

Term of Each Subadvisory Agreement. The Subadvisory Agreements will initially continue in effect as to the Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that Fund. In either event, such continuance also shall be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Subadvisory Agreements.

Any required shareholder approval of any continuance of any of the Subadvisory Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other series of JHF III affected by the Agreement or (b) all of the series of JHF III.

Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any Fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadvisor with respect to the Fund pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different subadvisor, or other definitive action.

Termination of the Subadvisory Agreements. A Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the relevant Fund. The following parties may terminate a Subadvisory Agreement:

•	the Board;
•	with respect to any Fund, a majority of the outstanding voting securities of the Fund;
•	the Advisor; and
•	the respective Subadvisor.
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A Subadvisory Agreement will automatically terminate in the event of its assignment or upon termination of the Advisory Agreement.

Amendments to the Subadvisory Agreements. A Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Fund (except as noted below) and by the vote of a majority of the Independent Trustees.

The required shareholder approval of any amendment to a Subadvisory Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of JHF III affected by the amendment; or (b) all the series of JHF III.

As noted under “Who’s who — Investment advisor” in the Prospectuses, an SEC order permits the Advisor, subject to approval by the Board and a majority of the Independent Trustees, to appoint a subadvisor (other than an Affiliated Subadvisor) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than with an Affiliated Subadvisor) pursuant to an agreement that is not approved by shareholders.

Other Services

Proxy Voting Policies. Based on the terms of the current Subadvisory Agreements, JHF III’s proxy voting policies and procedures (the “Proxy Voting Procedures”) delegate to the Subadvisors of each Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with the Subadvisor’s proxy voting policies and procedures. A Subadvisor has a duty to vote or not vote such proxies in the best interests of the Fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. In the event that the Advisor assumes day-to-day management responsibilities for a Fund, the Proxy Voting Procedures delegate proxy voting responsibilities to the Advisor. Complete descriptions of the Proxy Voting Procedures and the proxy voting procedures of the Advisor and each of the Subadvisors are set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for a Subadvisor when voting proxies. Such conflicts could arise, for example, when the Subadvisor or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when JHF III, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event that a Subadvisor becomes aware of a material conflict of interest, the Proxy Voting Procedures generally require the Subadvisor to follow any conflicts procedures that may be included in the Subadvisor’s proxy voting procedures. Although conflicts procedures will vary among Subadvisors, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each Subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although a Subadvisor may have a duty to vote all proxies on behalf of the Funds it subadvises, it is possible that a Subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person (rather than by proxy) is required. In addition, if the voting of proxies for shares of a security prohibits a Subadvisor from trading the shares in the marketplace for a period of time, the Subadvisor may determine that it is not in the best interests of the Fund to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of the Funds’ shareholders, a Subadvisor may refrain from voting one or more of a Fund’s proxies if the Subadvisor believes that the costs of voting such proxies may outweigh the potential benefits. For example, the Subadvisor may choose not to recall securities where the Subadvisor believes the costs of voting may outweigh the potential benefit of voting. A Subadvisor also may choose not to recall securities that have been loaned in order to

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vote proxies for shares of the security, since the Fund would lose security lending income if the securities were recalled.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge, on www.jhinvestments.com; and (2) on the SEC’s website at sec.gov.

DISTRIBUTION AGREEMENTS

JHF III has a Distribution Agreement with John Hancock Investment Management Distributors LLC, an affiliate of the Advisor (the “Distributor”), located at 200 Berkeley Street, Boston, Massachusetts 02116. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of each Fund. Shares of each Fund are also sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Distributor accepts orders for the purchase of the shares of the Fund that are continually offered at NAV next determined, plus any applicable sales charge, if any. Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1, Class R6, and Class NAV shares of certain Funds are offered without a front-end sales load or contingent deferred sales charge (“CDSC”). In connection with the sale of certain other classes of the Funds’ shares, the Distributor and the Selling Firms receive compensation from sales charges imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, and Class 1 shares, the Selling Firm receives compensation immediately but the Distributor is compensated on a deferred basis. Neither the Distributor nor Selling Firms receive any compensation with respect to the sale of Class R6 shares of the Funds.

With respect to share classes other than Class R6, the Distributor may make, either from Rule 12b-1 distribution fees, if applicable, or out of its own resources, additional payments to financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. These payments are sometimes referred to as “revenue sharing.” No such payments are made with respect to the Funds’ Class R6 shares.

The Funds do not issue share certificates. Shares are electronically recorded. The Board reserves the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when, in the judgment of the Advisor or the relevant Subadvisor, such rejection is in the Fund’s best interest.

Underwriting Commissions. The following tables show the underwriting commissions received with respect to transactions in Class A, Class B and Class C shares of: (a) Global Shareholder Yield Fund and International Growth Fund for the fiscal years ended February 28, 2017, February 28, 2018 (and the one-month fiscal period ended March 31, 2018), and March 31, 2019; and (b) the other Funds for the fiscal years ended March 31, 2017, March 31, 2018, and March 31, 2019.

Fund	Share Class	Fiscal Year Ended Feb. 28. 2017	Fiscal Year Ended Feb. 28, 2018	Fiscal Period Ended Mar. 31, 2018	Fiscal Year Ended Mar. 31, 2019
Global Shareholder Yield Fund	Class A	$1,696,434	$762,553	$701,948	$483,040
	Class B	$0	$0	$0	$0
	Class C	$0	$0	$0	$0
International Growth Fund	Class A	$1,662,202	$3,872,201	$4,064,344	$321,125
	Class B	$0	$0	$0	$0
	Class C	$0	$0	$0	$0

Fund	Share Class	Fiscal Year Ended Mar. 31, 2017	Fiscal Year Ended Mar. 31, 2018	Fiscal Year Ended Mar. 31, 2019
Disciplined Value Fund	Class A	$3,030,641	$1,728,212	$1,420,317
	Class B	$0	$0	$0
	Class C	$0	$0	$0
Disciplined Value Mid Cap Fund	Class A	$721,325	$433,658	$334,409
	Class C	$0	$0	$0
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Fund	Share Class	Fiscal Year Ended Mar. 31, 2017	Fiscal Year Ended Mar. 31, 2018	Fiscal Year Ended Mar. 31, 2019
U.S. Quality Growth Fund	Class A	$169,419	$169,116	$227,012
	Class C	$0	$0	$0

Distribution Plans. The Board has adopted Distribution Plans with respect to each class of shares of the Funds (other than Class I, Class I2, Class NAV, and Class R6 shares) (the “Rule 12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plans, the Funds pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares (except as noted below), 1.00% for Class B and Class C shares, 0.50% for Class R1 shares, 0.25% for Class R2 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, 0.00% for Class R5 shares, 0.25% for Class ADV shares, and 0.05% for Class 1 shares of the Funds’ average daily net assets attributable to shares of the respective class of shares. However, the service portion of the Rule 12b-1 fees borne by a class of shares of a Fund will not exceed 0.25% of a Fund’s average daily net assets attributable to each class of shares.

The Distributor has contractually agreed to limit the distribution and service fees for Class R4 shares of the Funds to 0.15% of the average daily net assets of Class R4 shares of each Fund offering Class R4 shares until at least June 30, 2019.

Class A shares of Disciplined Value Fund and Disciplined Value Mid Cap Fund currently pay distribution and service fees at an aggregate annual rate of up to 0.25%, although the Board has approved the payment by these Funds’ Class A shares of distribution and service fees of up to 0.30%, or some lesser amount as the Board shall approve from time to time. U.S. Quality Growth Fund pays distribution and service fees on Class A shares at an aggregate annual rate of 0.25%.

The distribution portion of the fees payable pursuant to the Rule 12b-1 Plans may be spent on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service portion of the fees payable pursuant to the Rule 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares’ Rule 12b-1 Plan also may be used for certain shareholder and administrative services.

The Rule 12b-1 Plans and all amendments were approved by the Board, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Rule 12b-1 Plans.

Pursuant to the Rule 12b-1 Plans, at least quarterly, the Distributor provides the Board with a written report of the amounts expended under the Rule 12b-1 Plans and the purpose for which these expenditures were made. The Board reviews these reports on a quarterly basis to determine the continued appropriateness of such expenditures.

Each Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Board and the Independent Trustees. Each Rule 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the Fund’s outstanding shares of the applicable class upon 60 days’ written notice to the Distributor. Each Rule 12b-1 Plan further provides that it may not be amended to increase materially the maximum amount of the fees described therein without the approval of a majority of the outstanding shares of the class of the Fund that has voting rights with respect to that Plan. Each Rule 12b-1 Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Board and the Independent Trustees. The holders of Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class ADV, and Class 1 shares have exclusive voting rights with respect to the Rule 12b-1 Plan applicable to their respective class of shares. In adopting the Rule 12b-1 Plans, the Board, including the Independent Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable classes of shares of the Funds.

Class I, Class I2, Class R6, and Class NAV shares of the Funds are not subject to any Rule 12b-1 Plans. Expenses associated with the obligation of the Distributor to use its best efforts to sell these classes of shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plans for any other class of shares. In addition, expenses associated with the obligation of the Distributor to use its best efforts to sell Class R5 shares will be paid by the Advisor or by the Distributor and will not be paid by the Funds.

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Amounts paid to the Distributor by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trust. From time to time, a Fund may participate in joint distribution activities with other funds and the costs of those activities will be borne by the Fund in proportion to the relative NAVs of the Fund and the other funds.

Each Rule 12b-1 Plan recognizes that the Advisor may use its management fee revenue under the Advisory Agreement with a Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a Fund to the Advisor should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Rule 12b-1 Plan.

During the fiscal year ended March 31, 2019, the following amounts were paid to the Distributor pursuant to each fund’s Rule 12b-1 Plans:

Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Disciplined Value	A	$2,991,876	–
	B	$19,131	$57,394
	C	$643,780	$1,931,341
	R1	$48,513	$48,513
	R2	$300,373	–
	R3	$37,640	$37,640
	R4	$285,378	–
Disciplined Value Mid Cap	A	$3,421,724	–
	C	$581,713	$1,745,140
	R2	$398,084	–
	R4	$132,892	–
	ADV	$4,151	–
Global Shareholder Yield	A	$846,539	$169,308
	B	$13,422	$40,266
	C	$219,794	$659,383
	R2	$2,673	–
International Growth	A	$1,754,118	$350,824
	B	$3,304	$9,912
	C	$764,963	$2,294,888
	1	$43,024	–
	R2	$103,826	–
	R4	$11,968	–
U.S. Quality Growth	A	$989,246	–
	C	$25,273	$75,820
	R2	$2,162	–
	R4	$1,132	–

Class R Service Plans. The Trust has adopted separate service plans with respect to Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Funds (the “Class R Service Plans”). The Class R Service Plans authorize a Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to a specified percentage of the Funds’ average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R1 shares, 0.25% for Class R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares, and 0.05% for Class R5. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares

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on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the Funds; and (e) other services related to servicing such retirement plans.

SALES COMPENSATION

As part of their business strategy, the Funds, along with the Distributor, pay compensation to Selling Firms that sell the Funds’ shares. These firms typically pass along a portion of this compensation to the shareholder’s broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the Funds are: (1) the Rule 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a Fund’s assets; and (2) in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and the Rule 12b-1 fees are detailed in the Prospectuses and under “Distribution Agreements,” “Sales Charges on Class A, Class B, and Class C Shares” and “Deferred Sales Charge on Class A, Class B, and Class C Shares” in this SAI.

For Class I, Class I2, or Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.

Initial Compensation. Whenever an investor purchases Class A, Class B, or Class C shares of a Fund, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation.

Annual Compensation. Except as provided below, for Class A share purchases of a Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 fee of 0.25% of its average daily net assets. This Rule 12b-1 fee is paid monthly in arrears.

For Class A investments of $1 million or more and investments by certain retirement plans, Class B, and Class C shares of the Funds, beginning in the second year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets. The term “(aged) assets” used in this context refers to investments of $1 million or more in Class A shares that are held for more than one year and therefore would not be subject to the relevant CDSC upon redemption. In addition, beginning in the second year after an investment is made in Class C shares of a Fund, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid monthly in arrears.

For Class R1 and Class R3 shares of each Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.50% of its average daily net assets. For Class R2 shares of each Fund, beginning in the first year after an investment is made the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets. For Class R4 shares of each Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.25% of its average daily net assets, except that the annual Rule 12b-1 distribution fee payable to Selling Firms for Class R4 shares is limited to 0.15% of the average daily net assets of Class R4 shares for Disciplined Value Fund, Disciplined Value Mid Cap Fund, International Growth Fund, and U.S. Quality Growth Fund until at least June 30, 2019. For Class ADV shares of the Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.25% of its average daily net assets. See the table “First Year Broker or Other Selling Firm Compensation.” These service and distribution fees are paid monthly in arrears.

In addition, as further compensation for providing these services, the Advisor, but not any of the Funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the Funds attributable to variable contracts issued by the Affiliated Insurance Company.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to Class 1 shares of International Growth Fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the Fund serves as an investment vehicle, as compensation for providing some or all of the types of services contemplated by the Class 1 Rule 12b-1 Plan. In addition, as further compensation for providing these services, the Advisor, but not

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the Fund, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the Fund attributable to variable contracts issued by the Affiliated Insurance Company.

For Class ADV shares of Disciplined Value Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.25% of its average daily net assets. See the table “First Year Broker or Other Selling Firm Compensation.” These service and distribution fees are paid monthly in arrears.

Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees, which are paid by the Funds, the Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the Funds’ shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of March 31, 2019, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment at an annual rate of up to 0.25% of the value of the Fund shares sold or serviced by the firm:

1st Global Capital Corp.	GWFS Equities, Inc.
Advisor Group-FSC Securities Corporation	H.D. Vest Investment Services, Inc.
Advisor Group-Royal Alliance Associates, Inc.	Independent Financial Group
Advisor Group-Sagepoint Financial, Inc.	Infinex Investments Inc.
Advisor Group-Woodbury Financial Services	Janney Montgomery Scott, LLC
Ameriprise Financial Services, Inc.	J.J.B. Hilliard. W.L. Lyons, Inc.
AXA Advisors, LLC	J.P. Morgan Securities LLC
Banc of America/Merrill Lynch	Kestra Investment Services, LLC
BOK Financial Securities, Inc.	Key Investment Services
Centaurus Financial, Inc.	Ladenberg Thalman Financial Services
Cetera - Advisor Network LLC	Leumi Investment Services, Inc.
Cetera - Advisors LLC	Lincoln Financial Network
Cetera - Financial Institutions	LPL Financial LLC
Cetera - Financial Specialists, Inc.	MML Investor Services, Inc.
Cetera - First Allied Securities, Inc.	Money Concepts Capital Corp.
Cetera - Summit Brokerage Services, Inc.	Morgan Stanley Wealth Management, LLC
Charles Schwab	Northwestern Mutual Investment Services, LLC
Commonwealth Financial Network	ProEquities, Inc.
Crown Capital Securities L.P.	Raymond James and Associates, Inc.
DA Davidson & Co Inc.	Raymond James Financial Services, Inc.
E*TRADE Securities, LLC	RBC Capital Markets Corporation
Edward D. Jones & Co. LP	Robert W. Baird & Co.
Fidelity - Fidelity Brokerage Services LLC	Stifel, Nicolaus, & Co, Inc.
Fidelity - Fidelity Investments Institutional Operations Company, Inc.	The Investment Center, Inc.
Fidelity - National Financial Services LLC	TD Ameritrade
First Command Financial Planning	Transamerica Financial Advisors, Inc.
First Tennessee Brokerage, Inc.	UBS Financial Services, Inc.
Fifth Third Securities, Inc.	Unionbanc Investment Services
Geneos Wealth Management	Wells Fargo Advisors
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The Distributor also has arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds. The Distributor hopes to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain Funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of the Funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary or on another subset of assets of funds in the John Hancock Fund Complex (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the Funds for certain administrative services, including recordkeeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the Funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain fund trading systems, or one-time payments for ancillary services such as setting up the Funds on a firm’s fund trading system.

Other Cash Payments. From time to time, the Distributor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Funds. Such compensation provided by the Distributor may include payments for the receipt of analytical data in relation to sales of fund shares, financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Funds. If a firm provides these services, the Advisor or the Funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the Funds.

First Year Broker or Other Selling Firm Compensation

	Investor pays sales charge (% of offering price) (1)	Selling Firm receives commission (2)	Selling Firm receives Rule 12b-1 service fee	Total Selling Firm compensation (3)(4)
Class A investments (5)
Up to $49,999	5.00%	4.26%	0.25%	4.50%
$50,000 - $99,999	4.50%	3.76%	0.25%	4.00%
$100,000 - $249,999	3.50%	2.86%	0.25%	3.10%
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	Investor pays sales charge (% of offering price) (1)	Selling Firm receives commission (2)	Selling Firm receives Rule 12b-1 service fee	Total Selling Firm compensation (3)(4)
$250,000 - $499,999	2.50%	2.11%	0.25%	2.35%
$500,000 - $999,999	2.00%	1.61%	0.25%	1.85%
Class A investments of $1 million or more (6)
First $1M - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%
Class A investments by certain Retirement Plans (6)
First $1 - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%
Class B investments (7)
All amounts	—	3.75%	0.25%	4.00%
Class C investments (7)
All amounts	—	0.75%	0.25%	1.00%
Class I investments (8)
All amounts	—	0.00%	0.00%	0.00%
Class I2 investments (8)
All amounts	—	0.00%	0.00%	0.00%
Class R1 investments (5)
All amounts	—	0.00%	0.50%	0.50%
Class R2 investments (5)
All amounts	—	0.00%	0.25%	0.25%
Class R3 investments (5)
All amounts	—	0.00%	0.50%	0.50%
Class R4 investments (5)
All amounts	—	0.00%	0.15%	0.15%
Class R5 investments
All amounts	—	0.00%	0.00%	0.00%
Class R6 investments
All amounts	0.00%	0.00%	0.00%	0.00%
Class ADV investments (5)
All amounts	—	0.00%	0.25%	0.25%
Class 1 investments
All amounts	—	0.00%	0.05%	0.05%

Class NAV investments
All amounts	0.00%	0.00%	0.00%	0.00%
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(1)	See “Sales Charges on Class A, Class B, and Class C Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.
(2)	For Class A investments under $1 million, a portion of the Selling Firm’s commission is paid out of the front-end sales charge.
(3)	Selling Firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.
(4)	The Distributor retains the balance.
(5)	For purchases of Class A, Class R1, Class R2, Class R3, Class R4, and Class ADV shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Agreements” for description of Class A, Class R1, Class R2, Class R3, Class R4, and Class ADV Service Plan charges and payments.
(6)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. The Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.
(7)	For Class B and Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.
(8)	The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I and Class I2 shares of the Funds. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of shares of each Fund is normally determined once daily as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the Funds’ Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Each class of shares of each Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. The current NAV of the Fund is available on our website at jhinvestments.com.

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the Funds’ Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day and adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing

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vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted and ask prices. Futures contracts are typically valued at the last traded price. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. Special valuation considerations may apply with respect to a Fund’s “odd-lot” positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to the Funds’ pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors.

If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the Funds’ Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the fair market value of the Fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding a Fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

SALES CHARGES ON CLASS A, CLASS B, AND CLASS C SHARES

Class A, Class B, and Class C shares of the Funds, as applicable, are offered at a price equal to their NAV plus a sales charge that, in the case of Class A shares, is imposed at the time of purchase (the “initial sales charge”), or, in the case of Class B and Class C shares, on a contingent deferred basis (the “contingent deferred sales charge” or “CDSC”). The Trustees reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgement of the Advisor such rejection is in the Fund’s best interest.

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The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the Prospectus, “Intermediary sales charge waivers”).

The sales charges applicable to purchases of Class A shares of a Fund are described in the Prospectuses. Methods of obtaining reduced sales charges referred to generally in the Prospectuses are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class ADV, Class I, Class I2, or Class R1, Class R2, Class R3, Class R4, and Class R5 share classes of the John Hancock funds owned by the investor (see “Combination and Accumulation Privileges” below).

In order to receive the reduced sales charge, the investor must notify his or her financial advisor and/or the financial advisor must notify the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”), at the time of purchase of the Class A shares, about any other John Hancock funds owned by the investor, the investor’s spouse and their children under the age of 21 (see “Combination and Accumulation Privileges” below). This includes investments held in an individual retirement account (“IRA”), including those held at a broker or financial advisor other than the one handling the investor’s current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether an investor qualifies for a reduced sales charge on the current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying an investor for lower initial sales charge rates. An investor must notify Signature Services and his or her broker-dealer (financial advisor) at the time of purchase of any eligible accounts held by the investor’s spouse or children under 21, in order to ensure these assets are linked to the investor’s accounts. Also, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

•	A Trustee or officer of JHF III; a director or officer of the Advisor and its affiliates, subadvisors or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law, sister-in-law. niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
•	A broker, dealer, financial planner, consultant or registered investment advisor that uses Fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.
•	Financial intermediaries that offer shares to self-directed investment brokerage accounts that may or may not be charged a transaction fee. Also, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.
•	Individuals transferring assets held in a Savings Incentive Match Plan for Employees (“SIMPLE”) IRA, Simplified Employee Pension (“SEP”), or Salary Reduction Simplified Employee Pension Plan (“SARSEP”) invested in John Hancock funds directly to an IRA.
•	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA.
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•	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted.
•	Terminating participants in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center.
•	Participants in a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.
•	Participants actively enrolled in a John Hancock RPS plan account rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into the John Hancock RPS plan account), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock PFS Financial Center.
•	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.
•	Individuals exchanging shares held in an eligible fee-based program for Class A Shares, provided however, subsequent purchases in Class A Shares will be subject to applicable sales charges.
•	Former employees/associates of John Hancock, its affiliates or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP) or the John Hancock Pension Plan and such participants and their Immediate Family (as defined above) subsequently establishing or rolling over assets into a new John Hancock account through John Hancock PFS, including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock PFS Financial Center.
•	Participants in certain group retirement plans that are eligible and permitted to purchase Class A shares. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with a Fund through a brokerage relationship in which sales charges are customarily imposed. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the Fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.
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•	Investors who acquired their Class A shares as a result of the reorganization of FMA Small Company Portfolio, Rainier Large Cap Growth Equity Portfolio, or Robeco Boston Partners Large Cap Value Fund, as applicable, may make additional purchases without a sales charge to their accounts that have continuously held Fund shares since the date of the applicable reorganization. An investor purchasing Fund shares through a financial institution may no longer be eligible to purchase Fund shares at NAV if the nature of the investor’s relationship with and/or the services it receives from the financial institution changes. In such cases, such investors may be required to hold their Fund shares directly through Signature Services, the Fund’s transfer agent, in order to maintain the privilege with respect to future purchases. An investor should consult with his or her financial representative for further details.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), Tax-Sheltered Annuity (“TSA”), 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code Sections 401(a), 403(b), or 457, and not specified above as waiver-eligible, will be subject to applicable sales charges.

•	A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
•	Retirement plans investing through the PruSolutionssm program.

In-Kind Re-Registrations. A shareholder who has previously paid a sales charge, withdraws funds via a tax-reportable transaction, from one John Hancock fund account, and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in-kind.

NOTE: Rollover investments to Class A shares from assets withdrawn from a SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Sections 401(a), 403(b), or 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by an individual, his or her spouse, and their children under the age of 21 when purchasing securities in the following:

•	his or her own individual or their joint account;
•	his or her trust account of which one of the above persons is the grantor or the beneficial owner;
•	a Uniform Gift/Transfer to Minor Account or Coverdell Education Savings Account (“ESA”) in which one of the above persons is the custodian or beneficiary;
•	a single participant retirement/benefit plan account, as long as it is established solely for the benefit of the individual account owner;
•	an individual retirement account, including traditional IRAs, Roth IRAs, and SEP IRAs; and
•	his or her sole proprietorship.

Group Retirement Plans, including 403(b)(7), Money Purchase Pension Plans, Profit-Sharing Plans, SARSEPs, and Simple IRAs with multiple participants may combine Class A share purchases to reduce their sales charge.

Individual qualified and non-qualified investments can be combined to take advantage of this privilege; however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

Class A investors also may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class R6, Class ADV, and all Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”), will be

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eligible for the accumulation privilege only if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial advisor or Signature Services at the time of the purchase about any other John Hancock funds held by that investor, his or her spouse, and their children under the age of 21. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that: (1) has been in existence for more than six months; (2) has a legitimate purpose other than the purchase of fund shares at a discount for its members; (3) utilizes salary deduction or similar group methods of payment; and (4) agrees to allow sales materials of the Fund in its mailings to its members at a reduced or no cost to the Distributor.

Letter of Intention. Reduced Class A sales charges are applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. All investors have the option of making their investments over a specified period of thirteen (13) months. An individual’s non-retirement and qualified retirement plan investments can be combined to satisfy an LOI. The retirement accounts eligible for combination include traditional IRAs, Roth IRAs, Coverdell ESAs, SEPs, SARSEPs, and SIMPLE IRAs. Since some assets are held in omnibus accounts, an investor wishing to count those eligible assets towards a Class A purchase must notify Signature Services and his or her financial advisor of these holdings. The aggregate amount of such an investment must be equal to or greater than a Fund’s first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) over a period of 13 months from the date of the LOI. Any shares for which no sales charge was paid will not be credited as purchases made under the LOI.

The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge that would have been paid had the LOI not been in effect is due from the investor. In such cases, the sales charge applicable will be assessed based on the amount actually invested. However, for the purchases actually made within the specified period of 13 months, the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested. The asset inclusion criteria stated under the Combination and Accumulation Privilege applies to accounts eligible under the LOI. If such assets exceed the LOI amount at the conclusion of the LOI period, the LOI will be considered to have been met.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period. At that time, the escrowed shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional Class A shares, and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS A, CLASS B, AND CLASS C SHARES

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Also, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.

Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment. Class B shares are closed to new investors; refer to “Eligible Investors for Class B Shares” below.

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The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

The amount of the Class B CDSC, if any, will vary depending on the number of years from the time of purchase of Class B shares until the time of redemption of such shares. Solely for the purposes of determining the number of years from the time of purchase of both Class B and Class C shares, all purchases during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a shareholder’s redemption comes first from shares the shareholder has held beyond the six-year redemption period for Class B shares, or the one-year CDSC redemption period for Class A or Class C shares, or those the shareholder acquired through dividend and capital gain reinvestment, and, with respect to Class B shares, next from the shares held longest during the six-year period. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, the shareholder should state if proceeds to equal the dollar amount requested are required. If not so stated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

Example:

An investor has purchased 100 Class B shares at $10 per share. The second year after the purchase, the investment’s NAV per share has increased by $2 to $12, and the investor has gained 10 additional shares through dividend reinvestment. If 50 shares are redeemed at this time, the CDSC will be calculated as follows:

Proceeds of 50 shares redeemed at $12 per shares (50 x 12)	$600.00
*Minus Appreciation ($12 - $10) x 100 shares	(200.00)
Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)
Amount subject to CDSC	$280.00

*The appreciation is based on all 100 shares in the account and NOT just the shares being redeemed.

With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class A shares with a value of $1 million or more.

With respect to a CDSC imposed on a redemption of Class B or Class C shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling these shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class A, Class B, and Class C shares, unless stated otherwise, in the circumstances defined below:

For all account types:

•	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.
•	Redemptions of Class A shares by retirement plans that invested through the PruSolutionssm program.
•	Redemptions made pursuant to a Fund’s right to liquidate an account if the investor owns shares worth less than the stated account minimum in the section “Small accounts” in the Class A and Class C Prospectuses.
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•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
•	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)
•	Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” in the Prospectuses.
•	Redemption of Class B and Class C shares made under a systematic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as the shareholder’s annual redemptions do not exceed 12% of the account value, including reinvested dividends, at the time the systematic withdrawal plan was established and 12% of the value of subsequent investments (less redemptions) in that account at the time Signature Services is notified. (Please note that this waiver does not apply to systematic withdrawal plan redemptions of Class A shares that are subject to a CDSC).
•	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by Signature Services as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code) unless otherwise noted.

•	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)
•	Returns of excess contributions made to these plans.
•	Redemptions made to effect certain distributions, as outlined in the following table, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following table for some examples.

Type of Distribution	401(a) Plan (401(k), MPP, PSP) 457 & 408 (SIMPLE IRAs)	403 (b)	457	IRA, IRA Rollover, SEP IRA	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived
Over 70 ½	Waived	Waived	Waived	Waived for required minimum distributions*or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Between 59 ½ and 70 ½	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
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Type of Distribution	401(a) Plan (401(k), MPP, PSP) 457 & 408 (SIMPLE IRAs)	403 (b)	457	IRA, IRA Rollover, SEP IRA	Non-retirement
Under 59 ½ (Class B and Class C only)	Waived for annuity payments (72t**) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Loans	Waived	Waived	N/A	N/A	N/A
Termination of Plan	Not Waived	Waived	Not Waived	Not Waived	N/A
Hardships	Waived	Waived	Waived	N/A	N/A
Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A
Termination of Employment Before Normal Retirement Age	Waived	Waived	Waived	N/A	N/A
Return of Excess	Waived	Waived	Waived	Waived	N/A

*        Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

**       Refers to withdrawals from retirement accounts under Section 72(t) of the Code.

If a shareholder qualifies for a CDSC waiver under one of these situations, Signature Services must be notified at the time of redemption. The waiver will be granted once Signature Services has confirmed that the shareholder is entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS B SHARES

Class B Closure: Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. Any other investment received by a John Hancock fund that is intended for Class B shares will be rejected. A shareholder owning Class B shares may continue to hold those shares until such shares automatically convert to Class A shares under the Fund’s existing conversion schedule, or until the shareholder redeems such Class B shares, subject to any applicable CDSC. Existing shareholders will continue to have exchange privileges with Class B shares of other John Hancock funds.

Class B shareholders are no longer be permitted to make automatic investments in Class B shares through the Monthly Automatic Accumulation Program (“MAAP”). To continue automatic investments, a Class B shareholder must designate a different share class of the same fund or another John Hancock fund for any purchases, provided the shareholder meets the eligibility requirements for that share class. If the Class B shareholder does not designate a different share class, future automatic purchases of Class B shares will be rejected. No new Class B MAAPs will be established.

Class B shareholders can continue to hold Class B shares in IRA or SIMPLE IRA accounts, but additional contributions must be made to another share class. If a Class B shareholder with a MAAP for an IRA or SIMPLE IRA account did not provide alternative investment instructions by July 1, 2013, subsequent automatic purchases will be rejected.

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All other Class B share features, including but not limited to distribution and service fees, CDSC, the reinstatement privilege and conversion features, will remain unchanged for Class B shares held after July 1, 2013. Accumulation Privileges, as described in the Prospectus, remain unchanged. Shareholders can continue to include the value of Class B shares of any John Hancock open-end fund currently owned for purposes of qualifying for a reduced Class A sales charge.

Employer-sponsored retirement plans that currently hold Class B shares and can no longer purchase Class B shares due to the Class B closure to purchases, may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their record keepers can properly assess a sales charge on plan investments, or Class C shares if the plans meet Class C eligibility requirements and Class C is available on their recordkeeper’s platform. If the recordkeeper is not able to assess a front-end sales charge on Class A shares, or Class C is otherwise not an available or appropriate investment option, only then may such employer-sponsored retirement plans invest in one of the Classes of R shares.

ELIGIBLE INVESTORS FOR INTERNATIONAL GROWTH FUND

Shares of all classes of International Growth Fund may no longer be purchased by new investors, except as noted below.

•	Existing shareholders of International Growth Fund as of the close of business on March 23, 2018 may continue to purchase additional shares of the Fund in their existing Fund accounts, and may continue to reinvest dividends or capital gains distributions received from the Fund.
•	New accounts established with existing shares of International Growth Fund by transfer, such as transfers as a result of a change in broker, transfer-in-kind, divorce, or death, will be permitted.
•	Participants in group employer retirement plans, including 401(k), 403(b), and 457 plans, non-qualified deferred compensation, and health savings account programs (and their successor plans) (a “plan”) may establish an account in International Growth Fund if International Growth Fund had been approved by March 23, 2018 and funded by July 31, 2018 as an investment option under the plan (or under another plan sponsored by the same employer) as of March 23, 2018.
•	Group retirement models or broker dealer discretionary programs that include International Growth Fund as an investment option, or have approved the Fund as an investment option as of March 23, 2018, may continue to make International Growth Fund shares available to new and existing accounts.
•	Financial advisors and registered investment advisory firms who manage discretionary fee-based wrap accounts and who have included International Growth Fund in their discretionary account models or programs, or have approved the use of International Growth Fund in their models or programs by March 23, 2018, may continue to make Fund shares available to new and existing accounts.
•	Portfolio managers and other employees of International Growth Fund’s investment advisor and subadvisor may purchase shares of International Growth Fund.

If a shareholder redeems all shares in his or her account, the shareholder will not be able to buy additional International Growth Fund shares or reopen his or her account.

International Growth Fund reserves the right to change or make exceptions to these policies at any time and may permit new accounts in International Growth Fund to be opened by certain investors, including investors not identified above.

SPECIAL REDEMPTIONS

Although it would not normally do so, each Fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities, as prescribed by the Board. When a shareholder sells any portfolio securities received in a

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redemption of Fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the Fund’s NAV.

The Funds have adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of the Fund and other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a Fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in-kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by the Funds and Affiliated Fund shareholders subject to specified conditions, including that:

-	the distribution is effected through a pro rata distribution of securities of the distributing Fund or Affiliated Fund;
-	the distributed securities are valued in the same manner as they are in computing a Fund’s or Affiliated Fund’s NAV;
-	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and
-	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder, and were in the best interests of a Fund or Affiliated Fund.

Potential Adverse Effects of Large Shareholder Transactions

A Fund may from time to time sell to one or more investors, including other funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. Such sales and redemptions may be very substantial relative to the size of such Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect such Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. As a result, the Fund may have greater or lesser market exposure than would otherwise be the case. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance.

Large shareholder redemptions may negatively impact a Fund’s net asset value and liquidity. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains. If a Fund has difficulty selling portfolio securities in a timely manner to meet a large redemption request, the Fund may have to borrow money to do so. In such an instance, the Fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the Fund’s returns. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio and possibly resulting in the Fund’s becoming too small to be economically viable.

Non-U.S. Market Closures and Redemptions

Market closures during regular holidays in an applicable non-U.S. market that are not holidays observed in the U.S. market may prevent a Fund from executing securities transactions within the normal settlement period. Unforeseeable closures of applicable non-U.S. markets may have a similar impact. During such closures, the Fund may be required to rely on other methods to satisfy shareholder redemption requests, including the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the Fund may have in place from time to time, or the delivery of redemption proceeds may be extended beyond the normal settlement cycle.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Trust permits exchanges of shares of any class of a Fund for shares of the same class in any other Fund or fund within the John Hancock Fund Complex offering that same class at the time of the exchange. Class

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I, Class R1, Class R2, Class R3, Class R4, Class R5, or Class R6 shareholders also may exchange their shares for Class A shares of the Money Market Fund. If a shareholder exchanges into Class A shares of the Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged.

Investors may exchange Class ADV shares for Class A or Class I shares of other John Hancock funds so long as the minimum investment requirements are satisfied. If an investor exchanges out of a Fund’s Class ADV shares, they may not exchange back into Class ADV shares.

The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between Funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. Shares acquired in an exchange will be subject, however, to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Classes B and C, this will have no impact on shareholders because the CDSC rates and holding schedules are the same for all Class B shares and the same for all Class C shares across the John Hancock Fund Complex. For Class A shares, certain funds within the John Hancock Fund Complex have different CDSC rates and holding schedules and shareholders should review the prospectuses for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

If a retirement plan exchanges its Class A account in its entirety from a Fund to a non-John Hancock investment, the one-year CDSC applies.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Conversion Privilege. Provided a Fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor who purchases Class I or R6 shares of such Fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the Fund, may be afforded an opportunity to make a conversion of (i) Class A or Class C shares of the Fund also owned by the investor to Class I shares or Class R6 shares of the Fund; or (ii) Class I shares of the Fund also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.

In addition: (i) Trustees; (ii) employees of the Advisor or its affiliates; and (iii) members of a fund’s portfolio management team, and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund.

The conversion of one share class to another share class of the same fund in the particular circumstances described above, should not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” for information regarding the tax treatment of such conversions.

Systematic Withdrawal Plan. The Funds permit the establishment of a Systematic Withdrawal Plan. Payments under this Plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for

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purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares, the CDSC imposed on redemptions of Class B and Class C shares, and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. Each Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (“MAAP”). This program is described in the Class A, Class B, Class C, and Class ADV, Prospectuses. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and the financial advisor are notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest, without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit in that Fund. The proceeds from the redemption of Class A shares of a Fund may be reinvested at NAV without paying a sales charge for Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different fund if original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

A Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

Retirement Plans Participating in Merrill Lynch’s or The Princeton Retirement Group, Inc.’s servicing programs: Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. The Merrill Lynch Financial Advisor or Princeton Retirement Group representative can provide further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).

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Section 403(b)(7) Accounts:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter into an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to Treasury regulations:

(1)	The Funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan;
(2)	The Funds do not accept requests for exchanges or transfers into John Hancock custodial 403(b)(7) accounts (i.e., where the investor holds the replacing account);
(3)	The Funds require certain signed disclosure documentation in the event:
•	A shareholder established a John Hancock custodial 403(b)(7) account with a Fund prior to September 24, 2007; and
•	A shareholder directs the Funds to exchange or transfer some or all of the John Hancock custodial 403(b)(7) account assets to another custodial 403(b) contract or account (i.e., where the exchanged account is with the Fund); and
(4)	The Funds do not accept salary deferrals into custodial 403(b)(7) accounts.

In the event that a Fund does not receive the required documentation, and the Fund is nonetheless directed to proceed with the transfer, the transfer may be treated as a taxable transaction.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying fund shares. This fee is paid by the Advisor, the Fund and/or the Distributor.

Certain accounts held on a Fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Funds. These underlying client accounts are maintained by entities such as financial intermediaries. Indirect investments in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment advisor, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a Fund for trading on behalf of its customers, may be subject to guidelines, conditions, services and restrictions that are different from those discussed in a Fund’s prospectus. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) minimum and maximum initial and subsequent purchase amounts; and (iv) unavailability of Letter of Intention privileges. With respect to the availability of sales charge

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waivers and fees, and Letter of Intention privileges, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers.” Additional conditions may apply to an investment in a Fund, and the investment professional or intermediary may charge a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.

DESCRIPTION OF FUND SHARES

The Board is responsible for the management and supervision of each Fund. The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of a Fund without par value. Under the Declaration of Trust, the Board has the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of the SAI, the Board has authorized shares of five series. Additional series may be added in the future. The Board has authorized the issuance of fourteen classes of shares for Funds of JHF III, designated as Class A, Class B, Class C, Class NAV, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class I, Class I2, Class ADV, and Class 1. Additional classes of shares may be authorized in the future.

Each share of each class of a Fund represents an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans, if any. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund that are available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of JHF III’s outstanding shares, and the Board shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of JHF III. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of such trust or a series thereof. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Funds. The Declaration of Trust also provides for indemnification out of a Fund’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no Fund shall be liable for the liabilities of any other Fund. Furthermore, the Funds shall not be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is, therefore, limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each Fund reserves the right to reject any application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund or Funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A

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shareholder’s account is governed by the laws of the Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for shareholders’ protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Except as otherwise provided, shares of a Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

JHF III’s Declaration of Trust also provides that the Board may approve the merger of a Fund with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small Funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require each fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.

Effective January 22, 2016, the Board amended and restated in its entirety JHF III’s Declaration of Trust. The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving a Fund derivatively; (iii) provide that any action brought by a shareholder related to a Fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Fund for such expenses; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of Fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, and also on the SEC’s and Secretary of the Commonwealth of Massachusetts’ websites.

SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE

Class A shares of the Funds are sold with a maximum initial sales charge of 5.00%. Class B and Class C shares are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class NAV, Class ADV, Class 1, Class I, and Class I2 shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share for Class A shares of each Fund as well as the redemption price per share of each class of each Fund, using the Fund’s relevant NAV as of March 31, 2019.

Class A Shares

Fund	NAV and redemption price per share[1]	Maximum sales charge (5.00 % of offering price)	Maximum offering price to public[2]
Disciplined Value Fund	$20.25	$1.07	$21.32
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Fund	NAV and redemption price per share[1]	Maximum sales charge (5.00 % of offering price)	Maximum offering price to public[2]
Disciplined Value Mid Cap Fund	$19.08	$1.00	$20.08
Global Shareholder Yield Fund	$11.03	$0.58	$11.61
International Growth Fund	$26.79	$1.41	$28.20
U.S. Quality Growth Fund	$16.23	$0.85	$17.08

Redemption Price Per Share of Each Class

Fund	B1	C1	Class I	R2	R4	R6	NAV
Disciplined Value Fund	$18.92	$18.98	$19.58	$19.57	$19.59	$19.61	$19.62
Disciplined Value Mid Cap Fund	N/A	$19.13	$19.91	$19.85	$19.90	$19.90	N/A
Global Shareholder Yield Fund	$11.05	$11.05	$11.07	$11.08	N/A	$11.06	$11.06
International Growth Fund	$26.33	$26.27	$26.84	$26.82	$26.84	$26.86	$26.82
U.S. Quality Growth Fund	N/A	$15.88	$16.36	$16.40	$16.39	$16.39	$16.38

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 Net Asset Value ÷ 95%. On single retail sales of less than $50,000 or $100,000, depending on the specific Fund. On sales of $50,000 or more and on group sales, the offering price is reduced.

Fund	Class I2	Class R1	Class R3	Class R5
Disciplined Value Fund	$19.58	$19.56	$19.55	$19.62

Fund	Class ADV
Disciplined Value Mid Cap Fund	$19.03

Fund	Class 1
International Growth Fund	$26.83

ADDITIONAL INFORMATION CONCERNING TAXES

Tax Status and Taxation of Each Fund

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income from qualified publicly traded partnerships (as defined below);

(b) distribute with respect to each taxable year at least the sum of: (i) 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses); and (ii) 90% of its net tax-exempt interest income, for such year; and

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(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from good income foreign currency gains which are not directly related to a RIC’s principal business of investing in stock (or options or futures with respect to stock of securities), but no regulation has been proposed or adopted pursuant to this grant of regulatory authority.

In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership: (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; and (ii) that meets certain requirements with respect to the nature of its income) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of clause (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. A Fund investing in partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such partnerships during that year. Such income, even if not reported to the Fund by the partnerships until after the end of that year, would nevertheless be subject to the income distribution requirements and would be taken into account for purposes of the 4% excise tax described below.

A Fund may invest in certain commodity investments including commodity-based ETFs. Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain Funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a Fund may receive income from such commodity-linked deriatives to a maximum of 10% of its annual gross income.

As a result of qualifying as a RIC, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of: (a) 90% of its net investment income; and (b) 90% of its net exempt interest income for such taxable year. Each Fund intends to distribute to its shareholders, at least annually, all of its investment company taxable income, net tax-exempt interest income and net capital gain.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which a Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

If a Fund fails to meet the annual gross income test or asset diversification test or fails to satisfy the 90% distribution requirement as described above, for any taxable year, such Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by such Fund to its shareholders would be treated as dividend income, although such dividend income would constitute

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qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the RIC 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the Subadvisors and it is intended that the Funds will comply with the requirements for qualification as RICs.

If a Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If a Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the Fund reports the failure and pays an excise tax.

Taxation of Fund Distributions and Sales of Fund Shares

For United States federal income tax purposes, distributions paid out of a Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s level of income). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of a Fund’s dividend distributions will qualify as qualified dividend income.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months and that are reported by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for 12 months or less will be taxable to shareholders as ordinary income. A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of being able to deduct investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than reported capital gain dividends) will be eligible to be treated as qualified dividend

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income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Shareholders receiving any distribution from a Fund in the form of additional shares pursuant to a dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Selling shareholders generally will recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s tax holding period for the shares and subject to the special rules described below. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is generally 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals at certain income levels).

A shareholder exchanging shares of one Fund for shares of another Fund will be treated for tax purposes as having sold the shares of the first Fund, realizing tax gain or loss on such exchange. A shareholder exercising a right to convert one class of Fund shares to a different class of shares of the same Fund should not realize taxable gain or loss.

Any loss realized upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares will be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a Fund, on or before January 31 of the calendar year following the calendar year in which the sale of the shares occurs, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

For federal income tax purposes, net capital losses incurred in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carryforwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains of a Fund are offset by such losses carried forward, they would not result in federal income tax liability to the Fund and would not be distributed as such to shareholders.

There were no capital loss carryforwards available to any Fund as of its most recent fiscal year end, to the extent provided by regulations, to offset future net capital gains.

The amount of a Fund’s net realized capital gains, if any, in any given year will vary depending upon a subadvisor’s current investment strategy and whether the subadvisor believes it to be in the best interest of the Fund, including for tax purposes, to dispose of portfolio securities and/or engage in option, futures or forward transactions that will generate capital gains or to enter into other derivatives transactions. At the time of an investor’s purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. JHF III will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

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Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends and capital gains distributed by a Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. Any distributions received by a Fund from REITs, however, will not qualify for the corporate dividends-received deduction. A Fund’s investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

Under current law, the Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to a 100% tax on such UBTI. Certain Funds may invest in REITs that hold residual interests in REMICs.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of qualified REIT dividends. Recently issued proposed regulations (which have current effect) allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, individuals or other shareholders eligible for the deduction with respect to qualified REIT dividends will also be eligible to receive the benefit of this deduction with respect to qualified REIT dividends received by a Fund that are thereafter included in Fund dividends to shareholders, provided that the eligible shareholders have held their Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect such Fund dividend.

Dividends and distributions on each Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized loss. Such gains could be substantial, and the taxes incurred by a shareholder with respect to such distributions could have a material impact on the value of the shareholder’s investment.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

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Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Each Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information and holding period for such Fund’s shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. A Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, each Fund will use average cost as its default cost basis method. The cost basis method that a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The current backup withholding tax rate is 24%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

Non-U.S. Shareholders

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemptions from this withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, backup withholding on certain other payments from a Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in a Fund.

For a shareholder that is a non-U.S. entity, a withholding tax (known as FATCA) will be imposed on distributions paid after June 30, 2014, unless such shareholder enters into an information sharing agreement with the IRS or, if applicable, a governmental authority in its own country, with respect to the shareholder’s direct and indirect U.S. owners or otherwise demonstrates its compliance with or exemption from FATCA. Recently issued proposed regulations (which have immediate effect) would eliminate the application of the FATCA withholding tax to redemptions of Fund shares that were scheduled to begin in 2019.

Foreign Taxes

A Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

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Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign withholding taxes, subject to certain provisions and limitations contained in the Code, if a Fund so elects. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to: (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata portions of qualified foreign taxes paid by the Fund even though not actually received by them; and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them.

If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their portion of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from a Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of: (i) each shareholder’s pro rata portion of qualified foreign taxes paid by the Fund; and (ii) the portion of the Fund’s dividends that represents income from each foreign country. The amount of such foreign taxes paid by a Fund may be subject to later adjustment, for example, as a result of foreign tax reclaims. In such event, any reclaimed taxes will be included by the Fund as additional income. The amount of such foreign taxes reported to shareholders may also be based upon estimates, for example, when the rate of withholding is in dispute. In such event, the amount of the deduction or credit taken by a shareholder may prove incorrect, possibly resulting in the need to amend the shareholder’s tax return when the correct amount is later determined. If a Fund cannot or does not make this election, it will deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders will not, in this event, include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

Tax Implications of Certain Investments

Certain Funds may engage in hedging or derivative transactions involving options, futures, and forward foreign currency contracts and short sales. Such transactions undertaken by a Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long term or short term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, a Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Also, certain of a Fund’s losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gains. Certain of such transactions also may cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund’s distributions to shareholders.

Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss. As noted above, with respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from RIC qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options or future with respect to stock or securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income computed without regard to such loss but after considering the post-October loss regulations the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years. Under such circumstances, distributions paid by a Fund could be deemed return of capital.

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A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore, would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Investments in debt obligations that are at risk of or are in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a RIC and seek to avoid becoming subject to federal income or excise tax.

A Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, A Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, a Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a RIC and avoid liability for any federal income or excise tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A Fund may make investments in convertible securities and exchange-traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange-traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

If a Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but any such election could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Those investments could also result in the treatment of associated capital gains as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

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The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

BROKERAGE ALLOCATION

Pursuant to the Subadvisory Agreements, the Subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds. The Subadvisors have no formula for the distribution of the Funds’ brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Funds. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisors will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;
•	the reliability, integrity and financial condition of the broker-dealer;
•	size of the transaction;
•	difficulty of execution;
•	brokerage and research services provided (unless prohibited by applicable law); and
•	confidentiality and anonymity.

Consideration of these factors by a Subadvisor, either in terms of a particular transaction or the Subadvisor’s overall responsibilities with respect to a Fund and any other accounts managed by the Subadvisor, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Securities of Regular Broker-Dealers. The table below presents information regarding the securities of the Funds’ regular broker-dealers (or parents of the regular broker-dealers) that were held by the Funds as of March 31, 2019. A “Regular Broker-Dealer” of a Fund is defined by the SEC as one of the 10 brokers or dealers that, during the Fund’s most recent fiscal year: (a) received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Fund’s portfolio transactions; (b) engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (c) sold the largest dollar amount of securities of the Fund.

Fund	Broker-Dealer	($000s)
Disciplined Value Fund	Bank of America Corp.	496,252
	Citigroup, Inc.	406,903
	State Street Corp.	137,095
Disciplined Value Mid Cap Fund	State Street Corp.	210,503
Global Shareholder Yield Fund	N/A
International Growth Fund	Bank of America Corp.	13,000
	Societe Generale SA	2,000
U.S. Quality Growth Fund	State Street Corp.	2,655

Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisors will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadvisor. In placing a purchase or sale order, unless prohibited by applicable law, a Subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadvisor determines

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in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadvisor’s overall responsibilities with respect to the relevant Fund and any other accounts managed by the Subadvisor. In addition to statistical, quotation, brokerage or valuation services, a Subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the Subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a Subadvisor executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Under recent revisions to the EU’s Markets in Financial Instruments Directive (“MiFID II”), effective January 3, 2018, EU investment managers, including certain subadvisors to funds in the John Hancock Fund Complex, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II is expected to limit the use of soft dollars by subadvisors located in the EU, if applicable, and in certain circumstances may result in the Subadvisor or other subadvisors reducing the use of soft dollars as to certain groups of clients or as to all clients.

Subadvisors also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadvisor in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a Subadvisor and its affiliates receive such services.

As noted above, a Subadvisor may purchase new issues of securities for a Fund in underwritten fixed-price offerings. In these situations, the underwriter or selling group member may provide the Subadvisor with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Subadvisor clients, and the Subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

•	the value of securities;
•	the advisability of purchasing or selling securities;
•	the availability of securities or purchasers or sellers of securities; and
•	analyses and reports concerning: (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends, and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadvisor by or through a broker.

To the extent research services are used by the Subadvisors, such services would tend to reduce such party’s expenses. The Subadvisors do not believe, however, that an exact dollar value can be assigned to these services. Research

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services received by the Subadvisors from brokers or dealers executing transactions for the Funds, which may not be used in connection with a Fund, will also be available for the benefit of other funds managed by the Subadvisors.

Allocation of Trades by the Subadvisors. The Subadvisors manage a number of accounts other than the Funds. Although investment determinations for the Funds will be made by the Subadvisors independently from the investment determinations made by them for any other account, investments deemed appropriate for the Funds by the Subadvisors also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Funds and other accounts. In such circumstances, the Subadvisors may determine that orders for the purchase or sale of the same security for the Funds and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Subadvisors to be equitable and in the best interests of the Funds and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Funds believe that their participation in such transactions on balance will produce better overall results for the Funds.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed-income accounts, generally, securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to receive a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, a subadvisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients that it manages in order to obtain best execution.

Affiliated Underwriting Transactions by the Subadvisors. JHF III has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Advisor or the Subadvisors participate. These procedures prohibit a Fund from directly or indirectly benefiting an Advisor or Subadvisor affiliate in connection with such underwritings. In addition, for underwritings where an Advisor or Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase.

Commission Recapture Program. The Board has approved each Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Funds.

Brokerage Commissions Paid. The following tables show the brokerage commissions paid in connection with portfolio transactions~~.~~ by: (a) Global Shareholder Yield Fund and International Growth Fund for the fiscal years ended February 28, 2017, February 28, 2018 (and the one-month fiscal period ended March 31, 2018), and March 31, 2019; and (b) the other Funds for the fiscal years ended March 31, 2017, March 31, 2018, and March 31, 2019. The total brokerage commissions paid by the Funds for the last three fiscal years are set forth in the following tables.

Fund	Fiscal Year Ended Feb. 28. 2017	Fiscal Year Ended Feb. 28, 2018	Fiscal Period Ended Mar. 31, 2018	Fiscal Year Ended Mar. 31, 2019
Global Shareholder Yield	$600,677	$506,293	$31,154	$313,770
International Growth	$6,074,146	$9,926,995	$573,046	$13,861,569
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Fund	Fiscal Year Ended Mar. 31, 2017	Fiscal Year Ended Mar. 31, 2018	Fiscal Year Ended Mar. 31, 2019
Disciplined Value	$7,100,032	$5,865,745	$7,891,699
Disciplined Value Mid Cap	$4,916,885	$7,589,579	$5,663,088
U.S. Quality Growth	$2,018,687	$1,521,215	$445,219

Material differences in brokerage commissions are generally the result of a Fund’s increased or decreased trading and portfolio transactions from year-to-year.

Affiliated Brokerage. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, a Fund may execute portfolio transactions with or through brokers affiliated with the Advisor or subadvisor (“Affiliated Brokers”). Affiliated Brokers may act as broker for a Fund on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund, as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Advisor, the Subadvisor or the Affiliated Broker. Because the Advisor or subadvisor that is affiliated with the Affiliated Broker has, as an investment advisor to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Advisor’s indirect parent, Manulife Financial, is the parent of a broker-dealer, John Hancock Distributors, LLC (“JH Distributors”). JH Distributors is considered an Affiliated Broker. Prior to November 2, 2018, the Advisor’s indirect parent, Manulife Financial, was the indirect sole shareholder of Signator Investors, Inc. (“Signator”), another broker-dealer. On November 2, 2018, Advisor Group acquired Signator and merged it with Royal Alliance Associates, a registered broker-dealer not affiliated with Manulife Financial. As a result of this acquisition, Signator is no longer an Affiliated Broker.

Brokerage Commissions Paid to Affiliated Brokers. No commissions were paid to brokers affiliated with the Subadvisors by: (a) Global Shareholder Yield Fund and International Growth Fund for the fiscal years ended February 28, 2017, February 28, 2018 (and the one-month fiscal period ended March 31, 2018), and March 31, 2019; and (b) the other Funds for the fiscal years ended March 31, 2017, March 31, 2018, and March 31, 2019.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, a wholly owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class B, Class C, Class ADV, Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of the Funds, as applicable.

The fees paid to Signature Services are determined based on the cost to Signature Services of providing services to the Funds and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). Signature Services Cost includes: (i) an allocable portion of John Hancock corporate overhead; and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties (“Subtransfer Agency Fees”) whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average net assets.

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Retail Share and Institutional Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, Class C, Class ADV, Class I, and Class I2 shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all Class A, Class B, Class C, Class ADV, Class I, and Class I2 shares in the aggregate, without regard to fund or class.

Class R6 Shares. An amount equal to the total Signature Services Cost associated with providing services to Class R6 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund.

Retirement Share Classes. An amount equal to the total Signature Services Cost associated with providing services to Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each Fund on a Fund- and class- specific basis pursuant to the applicable plan.

Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, Class C, and Class I shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent, including out-of-pocket expenses for Subtransfer Agency fees, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to Fund or class. John Hancock municipal bond funds currently only offer Class A, Class B, Class C, and Class I shares. The Trust does not currently offer any municipal bond funds.

In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes seeks to ensure that shareholders of each fund class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share class during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular Fund or share class, are not charged to and borne by that particular fund or share class during that period. Instead, they are included in Signature Services Cost which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative net assets. Applying this methodology could result in some Funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only Fund- or share class-specific costs directly or indirectly attributable to them.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each fund for the fiscal period ended March 31, 2019, including the related financial highlights that appear in the Prospectuses, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their reports with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210.

FINANCIAL STATEMENTS

The financial statements of each fund for the fiscal year ended March 31, 2019, are incorporated herein by reference from each Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

CUSTODY OF PORTFOLIO

Except for the Funds noted below, State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 currently acts as custodian and bookkeeping agent of the Funds’ assets. Citibank, N.A. (“Citibank”), 388 Greenwich St., New York, New York 10013 currently acts as custodian and bookkeeping agent of the assets of Global Shareholder Yield Fund and International Growth Fund. State Street and Citibank have selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. The Funds also may use special purpose custodian banks from time to time for certain assets. State Street

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and Citibank are authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which JHF III, the Advisor or the Distributor is a party that are likely to have a material adverse effect on the Funds or the ability of either the Advisor or the Distributor to perform its contract with the Funds.

CODES OF ETHICS

JHF III, the Advisor, the Distributor, and the Subadvisors have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P Global Ratings”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

I.	IN GENERAL
A.	Moody’s. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Moody’s, is derived directly from Moody’s electronic publication of “Ratings Symbols and Definitions” which is available at: https://www.moodys.com/researchdocumentcontentpage.aspx? docid=PBC_79004.

B.	S&P Global Ratings. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by S&P Global Ratings, is derived directly from S&P Global Ratings’ electronic publication of “Standard & Poor’s Ratings Definitions” which is available at http://www.standardandpoors.com/en_US/web/guest/article/-/view/sourceId/504352.

C.	Fitch. Fitch’s opinions are forward looking and include Fitch’s views of future performance. In many cases, these views on future performance may include forecasts, which may in turn (i) be informed by non-disclosable management projections, (ii) be based on a trend (sector or wider economic cycle) at a certain stage in the cycle, or (iii) be based on historical performance. As a result, while ratings may include cyclical considerations and attempt to assess the likelihood of repayment at “ultimate/final maturity”, material changes in economic conditions and expectations (for a particular issuer) may result in a rating change.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred. For the convenience of investors, Fitch may also include

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issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR.’

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Fitch, is derived directly from Fitch’s electronic publication of “Definitions of Ratings and Other Forms of Opinion” which is available at:

https://www.fitchratings.com/web_content/ratings/fitch_ratings_definitions_and_scales.pdf.

GENERAL PURPOSE RATINGS

II.	LONG-TERM ISSUE RATINGS
A.	MOODY’S GLOBAL LONG-TERM RATING SCALE

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

B.	S&P GLOBAL RATINGS LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

C.	FITCH CORPORATE FINANCE OBLIGATIONS – LONG-TERM RATING SCALES

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery

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given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

Corporate finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: Addition of a Plus (+) or minus (-) sign: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

III.	SHORT-TERM ISSUE RATINGS
A.	MOODY’S GLOBAL SHORT-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist. (Note: Structured finance short-term ratings are usually based either on the short-term rating of a support provider or on an assessment of cash flows available to retire the financial obligation).

B.	S&P GLOBAL RATINGS’ SHORT-TERM ISSUE CREDIT RATINGS

S&P Global Ratings’ short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

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A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

C.	FITCH’S SHORT-TERM ISSUER OR OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (“+”) to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

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D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

IV.	TAX-EXEMPT NOTE RATINGS
A.	MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade (VMIG) ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3, and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structure and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG: This designation denotes speculative-grade quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

B.	S&P GLOBAL RATINGS’ MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

C.	FITCH PUBLIC FINANCE RATINGS

See FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.

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APPENDIX B

PORTFOLIO MANAGER INFORMATION

Boston Partners Global Investors, Inc. (“Boston Partners”)

John Hancock Disciplined Value Fund

John Hancock Disciplined Value Mid Cap Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

David T. Cohen, CFA, Mark E. Donovan, CFA, Stephanie McGirr and David J. Pyle, CFA are jointly and primarily responsible for the day-to-day management of Disciplined Value Fund’s portfolio.

Joseph F. Feeney, Jr. and Steven L. Pollack are jointly and primarily responsible for the day-to-day management of Disciplined Value Mid Cap Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the Funds has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investments in the relevant Fund and similarly managed accounts.

The following tables reflect approximate information as of March 31, 2019:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
David T. Cohen, CFA	5	$16,637	3	$3,134	225	$13,998
Mark E. Donovan	6	$16,920	3	$3,134	225	$13,998
Joseph F. Feeney, Jr.	7	$20,068	1	$1,124	38	$3,562
Stephanie McGirr	5	$16,637	3	$3,134	225	$13,998
Steven L. Pollack	5	$15,595	1	$1,124	36	$3,513
David J. Pyle	5	$16,637	3	$3,134	225	$13,998

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
David T. Cohen, CFA	0	$0	0	$0	3	$166
Mark E. Donovan	0	$0	0	$0	3	$166
Joseph F. Feeney, Jr.	0	$0	0	$0	1	$20
Stephanie McGirr	0	$0	0	$0	3	$166
Steven L. Pollack	0	$0	0	$0	1	$20
David J. Pyle	0	$0	0	$0	3	$166

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of March 31, 2019. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily

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responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Disciplined Value Fund

Name	Dollar Range of Shares Owned [1]
David T. Cohen, CFA	$100,001 - $500,000
Mark E. Donovan	Over $1,000,000
Stephanie McGirr	$100,001 - $500,000
David J. Pyle	Over $1,000,000

Disciplined Value Mid Cap Fund

Name	Dollar Range of Shares Owned [2]
Joseph F. Feeney, Jr.	$100,001 - $500,000
Steven L. Pollack	$500,000 -$1,000,000

1 As of March 31, 2019, David T. Cohen, CFA, Mark E. Donovan, Stephanie McGirr and David J. Pyle beneficially owned $100,001 - $500,000, over $1 million, $100,001 - $500,000, and over $1 million of shares of the Fund, respectively.

2 As of March 31, 2019, Joseph F. Feeney, Jr. and Stephen L. Pollack beneficially owned $100,001 - $500,000 and $500,001 - $1,000,000 of shares of the Fund, respectively.

POTENTIAL CONFLICTS OF INTEREST

The compensation paid to Boston Partners for managing the Fund is based on a percentage of assets under management and for certain accounts on a performance fee. Portfolio managers benefit from Boston Partners’ revenues and profitability. But no Portfolio Managers are compensated based directly on fee revenue earned by Boston Partners on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Boston Partners allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Boston Partners aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

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•    Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

•    Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

•    Investment Team Performance: the financial results of the investment group; and

•    Firm-wide Performance: the overall financial performance of Boston Partners.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

Total revenues generated by any particular product affect the total available bonus pool for the analysts and Portfolio Managers associated with that product. The discretionary bonus assessment is done annually. In the case of John Hancock Disciplined Value Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, the Russell 1000 Value Index, and compared to its consultant peer group for large cap value. In the case of John Hancock Disciplined Value Mid Cap Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, Russell Midcap Value Index, and a consultant peer group for midcap value. Returns are evaluated on a pre-tax basis.

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Epoch Investment Partners, Inc. (“Epoch”)

John Hancock Global Shareholder Yield Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

William W. Priest, John Tobin, Kera Van Valen, and Michael A. Welhoelter are jointly and primarily responsible for the day-to-day management of Global Shareholder Yield Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the Fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investments in the Fund and similarly managed accounts.

The following tables reflect approximate information as of March 31, 2019:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
William W. Priest	11	$7,605.24	32	$13,547.32	94	$9,837.26
John Tobin	8	$6,408.26	15	$4,574.89	20	$5,395.91
Kera Van Valen	8	$6,408.26	15	$4,574.89	20	$5,395.91
Michael A. Welhoelter	16	$9,057.36	40	$13,712.63	101	$10,490.89

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
William W. Priest	0	$0	1	$41.92	9	$910.52
John Tobin	0	$0	0	$0	0	$0
Kera Van Valen	0	$0	0	$0	0	$0
Michael A. Welhoelter	0	$0	1	$41.92	9	$910.52

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of March 31, 2019. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

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Name	Dollar Range of Shares Owned [1]
William W. Priest	$100,001 - $500,000
John Tobin	$0 – $100,000
Kera Van Valen	$0
Michael A. Welhoelter	$100,001 - $500,000

1 As of March 31, 2019, William W. Priest, John Tobin, Kera Van Valen and Michael A. Welhoelter beneficially owned none, $0 – $100,000, none, and $100,001-500,000 of shares of the Fund, respectively.

POTENTIAL CONFLICTS OF INTEREST

In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Epoch’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of Epoch’s full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 21 calendar days for single name single securities or 7 days for an EFT, or to

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sell and subsequently purchase within 21 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by Epoch, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of a Sub-Advisor’s principals, affiliates or employees or their immediate family which are managed by Epoch) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Fund and the other Accounts’ securities holdings also may pose certain conflicts. Epoch has identified the following areas of concern: (1) Where Epoch manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) Where Epoch manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) Where Epoch had a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. Epoch’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally requires portfolio decisions to be made on a product specific basis. Epoch also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

COMPENSATION

Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual performance bonus, which is reviewed and determined annually by Epoch’s Operating Committee with input from the employee’s supervisor and Epoch’s Human Resources Department. The level of compensation for each employee is based on a number of factors including individual performance, firm performance and marketplace compensation analysis and information.

For senior employees, a portion of their annual performance bonus is deferred, typically with a three-year vesting schedule, and invested in Epoch-managed investment vehicles, Epoch Performance Units and TD Restricted Stock Units. In addition, Managing Directors are eligible to participate in Epoch’s Long-Term Incentive Plan, which is designed to reward superior long-term business performance over a multi-year period.

Investment team members are compensated based on the performance of their strategy, their Operating Committee reviews product performance, including risk-adjusted returns over one- and three-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are also reviewed on an annual basis.

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Wellington Management Company LLP (“Wellington Management”)

John Hancock International Growth Fund

John Hancock U.S. Quality Growth Fund

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

John A. Boselli is primarily responsible for the day-to-day management of the portfolio for International Growth Fund and U.S. Quality Growth Fund.

The following table reflects information regarding other accounts for which Mr. Boselli has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investments in the Funds and similarly managed accounts.

The following tables reflects information as of March 31, 2019:

Trust Manager (Worldwide)	Registered Investment Company Accounts (Worldwide)	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts (Worldwide)	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
John A. Boselli	3	$670.03	11	$5,868.39	30	$8,860.60

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Trust Manager (Worldwide)	Registered Investment Company Accounts (Worldwide)	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts (Worldwide)	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
John A. Boselli	0	$0	1	$4,049.94	0	$0

Ownership of the Funds and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of March 31, 2019. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

International Growth Fund

Name	Dollar Range of Shares Owned [1]
John A. Boselli	Over $1 million

1 As of March 31, 2019, John A. Boselli beneficially owned over $1 million of shares of the Fund.

U.S. Quality Growth Fund

Name	Dollar Range of Shares Owned [1]
John A. Boselli	Over $1 million

1 As of March 31, 2019, John A. Boselli beneficially owned over $1 million of shares of the Fund.

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POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the fund (“Investment Professional”) generally manages accounts in several different investment styles.

These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Investment Professional makes investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professional may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.

The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Investment Professional may purchase the same security for a fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Because incentive payments paid by Wellington Management to the Investment Professional are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Investment Professional. Finally, the Investment Professional may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION

Wellington Management receives a fee based on the assets under management of the fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Advisor on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of March 31, 2019.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s portfolio manager listed in the prospectus who is primarily responsible for

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the day-to-day management of the fund (“Investment Professional”) includes a base salary and incentive components. The base salary for the Investment Professional, who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professional may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Boselli is a Partner.

Fund	Benchmark Index and/or Peer Group for Incentive Period
International Growth Fund	MSCI All Country World ex USA Growth Index
U.S. Quality Growth Fund	Russell 1000 Growth Index
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Appendix C – Proxy Voting Policies and Procedures

General Compliance Policies for Trust & Adviser

Section 5:	Fiduciary Standards & Affiliated Persons Issues

5Ea. Proxy Voting Policies and Procedures for the Adviser

Version	Effective Date
1	01-01-2012
2	02-01-2015
3	Sept. 2015
4	05-01-2017

Versions prior to 01-01-2012 available from the CCO’s Office upon request.
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General

The Advisers are registered investment advisers under Advisers Act and serve as the investment advisers to the Funds. The Advisers generally retain one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Advisers may elect to manage directly the assets of a Fund, including voting proxies with respect to such Fund’s portfolio securities, or a Fund’s Board may otherwise delegate to the Advisers authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Advisers have adopted and implemented these proxy voting policies and procedures (the “Proxy Procedures”).

Procedure

Fiduciary Duty

The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies

The Advisers will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s Board. The decision on how to vote a proxy will be made by the person(s) to whom the Advisers have from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•   The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•   Each voting decision will be made independently. To assist with the analysis of voting issues and/or to carry out the actual voting process the Designated Person may enlist the services of (1)reputable professionals (who may include persons employed by or otherwise associated with the Advisers or any of its affiliated persons) or (2) independent proxy evaluation services such as Institutional Shareholder Services. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•   The Advisers believe that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management. In general, the Designated Person will vote as recommended by company management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•   As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•   The Advisers will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Advisers’ voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest

In carrying out its proxy voting responsibilities, the Advisers will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Advisers or any of its affiliated persons. Affiliates of the Advisers include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Advisers or any of their affiliates has a substantial equity or other interest.

If the Advisers or a Designated Person become aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Advisers’ Legal Department and/or the Office of the CCO. If the Legal

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Department and/or the Office of the CCO, as applicable determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds

The Advisers or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a Fund of Funds”)in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)

The Advisers will from time to time, and on such temporary or longer term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures.

Records Retention

The Advisers will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Proxy Procedures as may be required from time to time by applicable law and regulations, including the following:

1.       These Proxy Procedures and all amendments hereto;

2.       All proxy statements received regarding Fund portfolio securities;

3.       Records of all votes cast on behalf of a Fund;

4.       Records of all Fund requests for proxy voting information;

5.       Any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6.       All records relating to communications with the Funds regarding Conflicts; and

7.       All minutes of meetings of Proxy Voting Committees.

The Fund Administration Department Investment Compliance group, the Office of the CCO, and/or the Legal Department are responsible for maintaining the documents set forth above as needed and deemed appropriate. Such documents will be maintained in the Fund Administration Department Investment Compliance group, Office of the CCO, and/or the Legal Department for the period set forth in the Records Retention Schedule.

Reporting to Fund Boards

The CCO of the Advisers will provide the Board with a copy of these Proxy Procedures, accompanied by a certification that represents that the Proxy Procedures have been adopted by the Advisers in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Advisers will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to these Proxy Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Proxy Procedures during the period covered by the report.

If the Advisers vote any proxies in a manner inconsistent with either these Proxy Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.

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In the case of proxies voted by a sub-adviser to a Fund pursuant to the Fund’s proxy voting procedures, the Advisers will request the sub-adviser to certify to the Advisers that the sub-adviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Proxy Procedures and to provide the Advisers with a report detailing any instances where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The COO of the Advisers will then report to the Board on a quarterly basis regarding the sub-adviser certification and report to the Board any instance where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

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General Compliance Policies for Trust & Adviser

Section 7:	Disclosures, Filings, and Reporting

7Ha. John Hancock Funds Proxy Voting Procedures

Version	Effective Date
1	01-01-2012
2	02-01-2015
3	Sept. 2015

Versions prior to 01-01-2012 available from the CCO’s Office upon request.
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General

The Majority of the Independent Board of Trustees (the “Board”) of each registered investment company of the Trusts, has adopted these proxy voting policies and procedures (the “Trust Proxy Policy”).

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Proxy Policy with respect to a Fund shall incorporate that adopted by the Fund’s sub-adviser with respect to voting proxies held by its clients (the “Sub-adviser Proxy Policy”). Each Sub-adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Proxy Policy. Each sub-adviser to a Fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the Fund’s adviser and by the Board. Each Adviser to a Fund retains the responsibility, and is directed, to oversee each sub-adviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the sub-advisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A.  Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B.  Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the Adviser to the Fund of Funds or the Trusts will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1.   Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2.   Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds

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(a)  Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

(b)  Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If (1) a sub-adviser to a Fund becomes aware that a vote presents a material conflict between the interests of (a) shareholders of the Fund; and (b) the Fund’s Adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (2) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-adviser Proxy Policy or the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy are otherwise triggered, then the sub-adviser will follow the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy when voting such proxies.

If a Sub-adviser Proxy Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the sub-adviser will ask the Board to provide voting instructions, the sub-adviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Sub-adviser Proxy Policy or abstain from voting the proxies.

Securities Lending Program

Certain of the Funds participate in a securities lending program with the Trusts through an agent lender. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a sub-adviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the sub-adviser should request that the agent recall the security prior to the record date to allow the sub-adviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Proxy Policy and of the Sub-adviser Proxy Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Proxy Policy and Sub-adviser Proxy Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. The Fund Administration Department is responsible for preparing appropriate disclosure regarding proxy voting for inclusion in shareholder reports and distributing reports. The Legal Department supporting the Trusts is responsible for reviewing such disclosure once it is prepared by the Fund Administration Department.

Filing of Proxy Voting Record on Form N-PX

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The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year. The Fund Administration department, supported by the Legal Department supporting the Trusts, is responsible for the annual filing.

Procedure

Review of Sub-advisers’ Proxy Voting

The Trusts have delegated proxy voting authority with respect to Fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each sub-adviser is responsible for the following:

1.   Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Trusts.

2.   Providing the Advisers with a copy and description of the Sub-adviser Proxy Policy prior to being approved by the Board as a sub-adviser, accompanied by a certification that represents that the Sub-adviser Proxy Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Advisers with notice of any amendment or revision to that Sub-adviser Proxy Policy or with a description thereof. The Advisers are required to report all material changes to a Sub-adviser Proxy Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Sub-adviser Proxy Policy during the period covered by the report.

3.   Providing the Adviser with a quarterly certification indicating that the sub-adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Sub-adviser Proxy Policy. If the sub-adviser voted any proxies in a manner inconsistent with the Sub-adviser Proxy Policy, the sub-adviser will provide the Adviser with a report detailing the exceptions.

Adviser Responsibilities

The Trusts have retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Advisers, in accordance with their general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1.   Receive a file with the proxy voting information directly from each sub-adviser on a quarterly basis.

2.   Select a sample of proxy votes from the files submitted by the sub-advisers and compare them against the proxy voting service files for accuracy of the votes.

3.   Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

Proxy Voting Service Responsibilities

Proxy voting services retained by the Trusts are required to undertake the following procedures:

•    Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple sub-advisers or third party voting services.

•    Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1.   multiple report export options;

2.   report customization by fund-account, portfolio manager, security, etc.; and

3.   account details available for vote auditing.

•    Form N-PX Preparation and Filing:

The Advisers will be responsible for oversight and completion of the filing of the Trusts’ reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each

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twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year. The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

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BOSTON PARTNERS

WPG PARTNERS

Proxy Voting Policies and Procedures

April 2019

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PROXY VOTING POLICY AND PROCEDURES SUMMARY

The Boston Partners Governance Committee (the “Committee”) is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Policies”) and updates the Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, the firm has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

Boston Partners’ Policies were developed in conjunction with ISS and predominantly follow a combination of their standard and PVS (Taft-Hartley) guidelines. In determining how proxies should be voted, BP primarily focuses on maximizing the economic value of its clients’ investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship.

Boston Partners has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals. In addition, Boston Partners has outlined certain procedures for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Policies, performs a case-by-case evaluation prior to casting a ballot on Boston Partners’ behalf. Although BP has instructed ISS to vote in accordance with the Policies, Boston Partners retains the right to deviate from those Policies if, in its estimation, doing so would be in the best interest of clients. BP may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with Boston Partners predetermined Policies. Because Boston Partners votes proxies based on predetermined Policies, Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients. However, Boston Partners may deviate from the Policies in certain circumstances or its Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Policies or if its Policies do not address a particular proposal, BP will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Disclosures

A copy of Boston Partners’ Proxy Voting Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from your Boston Partners relationship manager. For general inquires, contact (617) 832-8153.

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Boston Partners Proxy Policy contains a General Policy as well as country specific Policies. The information provided for each specific country cited should be viewed as supplemental to the General Policy

GENERAL POLICY
I.The Board of Directors	22
Voting on Director Nominees in Uncontested Elections	22
Independence	22
Composition	22
Responsiveness	23
Accountability	24
Voting on Director Nominees in Contested Elections	27
Vote-No Campaigns	28
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	28
Other Board-Related Proposals	28
Adopt Anti-Hedging/Pledging/Speculative Investments Policy	28
Age/Term Limits	28
Board Size	29
Classification/Declassification of the Board	29
CEO Succession Planning	29
Cumulative Voting	29
Director and Officer Indemnification and Liability Protection	29
Establish/Amend Nominee Qualifications	30
Establish Other Board Committee Proposals	30
Filling Vacancies/Removal of Directors	30
Independent Chair (Separate Chair/CEO)	30
Majority of Independent Directors/Establishment of Independent Committees	31
Majority Vote Standard for the Election of Directors	31
Proxy Access	31
II.AuditRelated	31
Auditor Indemnification and Limitation of Liability	31
Auditor Ratification	32
Appointment of Internal Statutory Auditors	32
Shareholder Proposals Limiting Non-Audit Services	32
Shareholder Proposals on Audit Firm Rotation	33
III.Shareholder Rights and Defenses	33
Shareholder Proposals	33
Advance Notice Requirements for Shareholder Proposals/Nominations	33
Amend Bylaws without Shareholder Consent	33
Control Share Acquisition Provisions	33
Control Share Cash-Out Provisions	34
Disgorgement Provisions	34
Fair Price Provisions	34
Freeze-Out Provisions	34
Greenmail	34
Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)	34
Net Operating Loss (NOL) Protective Amendments	35
Poison Pills (Shareholder Rights Plans)	35
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	35
Management Proposals to Ratify a Poison Pill	35
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	36
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Proxy Voting Disclosure, Confidentiality, and Tabulation	36
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	36
Reimbursing Proxy Solicitation Expenses	37
Reincorporation Proposals	37
Shareholder Ability to Act by Written Consent	37
Shareholder Ability to Call Special Meetings	37
Stakeholder Provisions	37
State Antitakeover Statutes	38
Supermajority Vote Requirements	38
IV.Capital/ Restructuring	38
Adjustments to Par Value of Common Stock	38
Share Issuance Requests	38
Shelf Registration Program	38
Common Stock Authorization	38
Reduction of Capital	39
Dual Class Structure	39
Issue Stock for Use with Rights Plan	39
Preemptive Rights	39
Preferred Stock Authorization	40
Recapitalization Plans	40
Reverse Stock Splits	40
Share Repurchase Programs	41
Reissuance of Repurchased Shares	41
Stock Distributions: Splits and Dividends	41
Tracking Stock	41
Appraisal Rights	42
Asset Purchases	42
Asset Sales	42
Pledging of Assets for Debt	42
Increase in Borrowing Powers	42
Bundled Proposals	42
Conversion of Securities	42
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	43
Formation of Holding Company	43
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	43
Joint Ventures	44
Liquidations	44
Mergers and Acquisitions	44
Private Placements/Warrants/Convertible Debentures	45
Reorganization/Restructuring Plan (Bankruptcy)	46
Special Purpose Acquisition Corporations (SPACs)	46
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	46
Spin-offs	47
Value Maximization Shareholder Proposals	47
V.Compensation	47
Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	47
Primary Evaluation Factors for Executive Pay	48
C-13

Problematic Pay Practices	48
Problematic Pay Practices related to Non-Performance-Based Compensation Elements	48
Options Backdating	49
Compensation Committee Communications and Responsiveness	49
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	50
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	50
Equity-Based and Other Incentive Plans	50
Further Information on certain EPSC Factors	51
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	53
Other Compensation Plans	53
401(k) Employee Benefit Plans	53
Employee Stock Ownership Plans (ESOPs)	53
Employee Stock Purchase Plans—Qualified Plans	53
Employee Stock Purchase Plans—Non-Qualified Plans	54
Option Exchange Programs/Repricing Options	54
Stock Plans in Lieu of Cash	54
Transfer Stock Option (TSO) Programs	55
Director Compensation	55
Non-Executive Directors	55
Non-Employee Directors	55
Non-Employee Director Retirement Plans	56
Shareholder Proposals on Compensation	56
Compensation Consultants—Disclosure of Board or Company’s Utilization	56
Golden Coffins/Executive Death Benefits	57
Hold Equity Past Retirement or for a Significant Period of Time	57
Non-Deductible Compensation	57
Pay Disparity	57
Pay for Performance/Performance-Based Awards	58
Pay for Superior Performance	58
Pre-Arranged Trading Plans (10b5-1 Plans)	58
Prohibit Outside CEOs from Serving on Compensation Committees	59
Recoupment of Incentive or Stock Compensation in Specified Circumstances	59
Severance Agreements for Executives/Golden Parachutes	59
Share Buyback Proposals	59
Supplemental Executive Retirement Plans (SERPs)	60
Tax Gross-Up Proposals	60
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	60
VI.Routine/ Miscellaneous/ Operational	60
Adjourn Meeting	60
Amend Quorum Requirements	60
Amend Minor Bylaws	61
Change Company Name	61
Change Date, Time, or Location of Annual Meeting	61
Other Business	61
Management Supported Shareholder Proposals: Reporting	61
Allocation of Income	61
Stock (Scrip) Dividend Alternative	61
Amendments to Articles of Association	61
Change in Company Fiscal Term	61
C-14

Lower Disclosure Threshold for Stock Ownership	61
Expansion of Business Activities	61
Related-Party Transactions	61
Charitable Donations	62
Virtual Meetings	62
VII.Social and Environmental	62
Endorsement of Principles	63
Animal Welfare	63
Animal Welfare Policies	63
Animal Testing	63
Animal Slaughter	63
Consumer Issues	63
Genetically Modified Ingredients	63
Reports on Potentially Controversial Business/Financial Practices	64
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	64
Product Safety and Toxic/Hazardous Materials	64
Tobacco-Related Proposals	65
Climate Change	65
Climate Change/Greenhouse Gas (GHG) Emissions	65
Energy Efficiency	66
Renewable Energy	66
Diversity	66
Board Diversity	66
Equality of Opportunity	67
Gender Identity, Sexual Orientation, and Domestic Partner Benefits	67
Gender Pay Gap	67
Environment and Sustainability	67
Facility and Workplace Safety	67
General Environmental Proposals and Community Impact Assessments	68
Hydraulic Fracturing	68
Operations in Protected Areas	68
Recycling	68
Sustainability Reporting	68
Water Issues	69
General Corporate Issues	69
Charitable Contributions	69
Data Security, Privacy, and Internet Issues	69
Environmental, Social, and Governance (ESG) Compensation-Related Proposals	69
Human Rights, Labor Issues, and International Operations	70
Political Activities	71
Lobbying	71
Political Contributions	71
Political Ties	72
VIII.Mutual Fund Proxies	72
Election of Directors	72
Converting Closed-end Fund to Open-end Fund	72
Proxy Contests	72
Investment Advisory Agreements	72
Approving New Classes or Series of Shares	73
Preferred Stock Proposals	73
1940 Act Policies (U.S.)	73
Changing a Fundamental Restriction to a Nonfundamental Restriction	73
Change Fundamental Investment Objective to Nonfundamental	73
C-15

Name Change Proposals	73
Change in Fund’s Subclassification	73
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	74
Disposition of Assets/Termination/Liquidation	74
Changes to the Charter Document	74
Changing the Domicile of a Fund	74
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	75
Distribution Agreements	75
Master-Feeder Structure	75
Mergers	75
Shareholder Proposals for Mutual Funds	75
Reimburse Shareholder for Expenses Incurred	75
Terminate the Investment Advisor	75

AUSTRALIA AND NEW ZEALAND
I.General	75
Constitutional Amendment	75
Renewal of “Proportional Takeover” Clause in Constitution	76
Significant Change in Activities	76
II.Share Capital	76
Non-Voting Shares	76
Reduction of Share Capital: Cash Consideration Payable to Shareholders	76
Reduction of Share Capital: Absorption of Losses	76
Buybacks/Repurchases	76
Issue of Shares (Placement): Advance Approval	76
Issue of Shares (Placement): Retrospective Approval	77
III.Board of Directors	77
Voting on Director Nominees in Uncontested Elections	77
Shareholder Nominees	77
Problematic Remuneration Practices (Australia)	77
Removal of Directors (New Zealand)	78
IV.Remuneration	78
Remuneration Report (Australia)	78
Remuneration of Executive Directors: Share Incentive Schemes (Australia)	79
Remuneration of Executives: Options and Other Long-Term Incentives	79
Non-Executive Director Perks/Fringe Benefits (Australia)	81
Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap	81
Remuneration of Non-Executive Directors: Issue of Options (New Zealand)	82
Remuneration of Non-Executive Directors: Approval of Share Plan	82
Transparency of CEO Incentives (New Zealand)	82
Shareholder Resolutions (New Zealand)	82

BRAZIL
I.Board of Directors	82
Minimum Independence Levels	82
Unbundled Elections	83
Election of Minority Nominees (Separate Election)	83
Combined Chairman/CEO	83
Board Structure	83
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II.Capital Structure	83
Share Repurchase Plans	83
III.Compensation	84
Management Compensation	84
Compensation Plans	84
IV.Other	85
Items Antitakeover Mechanisms	85

CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES
I.Board of Directors	85
TSX Listing Requirements	85
Slate Ballots (Bundled Director Elections)	85
Audit Fee Disclosure	86
Board Responsiveness	86
Unilateral Adoption of an Advance Notice Provision	86
Externally-Managed Issuers (EMIs)	86
Proxy Access	87
II.Shareholder Rights & Defenses	87
Advance Notice Requirements	87
Enhanced Shareholder Meeting Quorum for Contested Director Elections	88
Appointment of Additional Directors Between Annual Meetings	88
Article/By-law Amendments	89
Confidential Voting	89
Poison Pills (Shareholder Rights Plans)	89
III.Capital/ Restructuring	90
Increases in Authorized Capital	90
Private Placement Issuances	91
Blank Check Preferred Stock	91
Dual-class Stock	91
Escrow Agreements	91
IV. Compensation	92
Pay for Performance Evaluation	92
Problematic Pay Practices	93
Equity-Based Compensation Plans	94
Plan Cost	95
Overriding Negative Factors	95
Non-Employee Director (NED) Participation	95
Limited Participation	95
Individual Grants	95
Employee Stock Purchase Plans (ESPPs, ESOPs)	96
Management Deferred Share Unit (DSU) Plans	96
Non-Employee Director (NED) Deferred Share Unit (DSU) Plans	97
Problematic Director Compensation Practices	97
Shareholder Proposals on Compensation	97
Shareholder Advisory Vote Proposals	98
Supplemental Executive Retirement Plan (SERP) Proposals	98

CHINA AND HONG KONG
I. Remuneration	98
Director Remuneration	98
Equity-based Compensation	98
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Employee Stock Purchase Plans	99
II.Capital Raising	99
Share Issuance Requests	99
Share Repurchase Plans (Repurchase Mandate) (Hong Kong)	99
Adjustments of Conversion Price of Outstanding Convertible Bonds	100
Debt Issuance Request/Increase in Borrowing Powers	100
Provision of Guarantees/ Loan Guarantee Requests	101
III.Amendments to Articles of Association/ Company Bylaws	101
Communist Party Committee	101
Other Article of Association/Bylaw Amendments	101
IV.Related Party Transactions	101
Loan Financing Requests	101
Group Finance Companies	102
V.Proposals to Invest in Financial Products Using Idle Funds	102

CONTINENTAL EUROPE
I.Operational Items	102
Appointment of Auditors and Auditor Fees	102
II.Director Elections	102
Non-Contested Director Elections	102
Director Terms	103
Bundling of Proposals to Elect Directors	103
Board Independence	103
Disclosure of Names of Nominees	103
Election of a Former CEO as Chairman of the Board	103
Voto di Lista (Italy)	103
One Board Seat per Director	103
Composition of Committees	104
MEA Markets	105
Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)	105
III. Capital Structure	105
Share Issuance Requests	105
General Issuances	105
For French companies:	105
Capital Structures	106
Share Repurchase Plans	106
IV. Compensation	106
Executive Compensation-related Proposals	106
Non-Executive Director Compensation	108
Equity-based Compensation Guidelines	108
Compensation-Related Voting Sanctions	109
Stock Option Plans – Adjustment for Dividend (Nordic Region)	109
Share Matching Plans (Sweden and Norway)	109
V. Other Items	109
Antitakeover Mechanisms	109
Authority to Reduce Minimum Notice Period for Calling a Meeting	110
Auditor Report Including Related Party Transactions (France)	110

INDIA
I.Board of Directors	111
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Executive Appointment	111
II.Remuneration	111
Director Commission and Executive Compensation	111
Equity Compensation Plans	111
III.Share Issuance Requests	111
Preferential Issuance Requests and Preferential Issuance of Warrants	112
IV.Debt Issuance Requests	112
Debt Related Proposals	112
Increase in Borrowing Powers	112
Pledging of Assets for Debt	112
Financial Assistance	113
V.Miscellaneous	113
Acceptance of Deposits	113
Charitable Donations	113
Increase in Foreign Shareholding Limit	113

JAPAN
I.Routine Miscellaneous	114
Income Allocation	114
Election of Statutory Auditors	114
II.Election of Directors	114
Voting on Director Nominees in Uncontested Elections	114
III.Article Amendments	115
Adoption of a U.S.-style Three Committee Board Structure	115
Adoption of a Board with Audit Committee Structure	115
Increase in Authorized Capital	115
Creation/Modification of Preferred Shares/Class Shares	115
Repurchase of Shares at Board’s Discretion	115
Allow Company to Make Rules Governing the Exercise of Shareholders’ Rights	115
Limit Rights of Odd Shareholders	115
Amendments Related to Takeover Defenses	115
Decrease in Maximum Board Size	115
Supermajority Vote Requirement to Remove a Director	115
Creation of Advisory Positions (Sodanyaku or Komon)	115
Payment of Dividends at the Board’s Discretion	116
Management Buyout Related Amendments	116
IV. Compensation	116
Annual Bonuses for Directors/Statutory Auditors	116
Retirement Bonuses	116
Special Payments in Connection with Abolition of Retirement Bonus System	116
Stock Option Plans/Deep-Discounted Stock Option Plans	116
Stock Option Plans	116
Deep-Discounted Stock Option Plans	116
Director Compensation Ceiling	117
Statutory Auditor Compensation Ceiling	117

KOREA
I. Amendments to the Articles of Incorporation	117
Issuance Limit on New Shares or Convertible Securities	117
Preferred Stock / Non-voting Common Shares	117
Establishment of Audit Committee	117
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Stock Option Grant	117
Golden Parachute Clause	117
Authorizing Board to Approve Financial Statements and Income Allocation	118
II. Election of Directors	118
Director Elections	118
Independence	118
Composition	118
III. Compensation	118
Remuneration Cap for Directors	118
Remuneration Cap for Internal Auditors	118
Stock Option Grants	118
Amendments to Terms of Severance Payments to Executives	118
IV. Spinoff Agreement	119
V. Reduction in Capital	119
Reduction in Capital Accompanied by Cash Consideration	119
Reduction in Capital Not Accompanied by Cash Consideration	119
VI. Merger Agreement, Sales/ Acquisition of Company Assets, and Formation of Holding Company	119

SINGAPORE
I. Remuneration	119
Director Remuneration	119
Equity Compensation Plans	120
II. Share Issuance Requests	120
Issuance Requests	120
General Issuance Requests – Real Estate Investment Trusts	120
Specific Issuance Requests	120
Share Repurchase Plans	120
III. Articles and Bylaw Amendments	120
IV. Related Party Transactions	121

SOUTH AFRICA
I. Operational Items	121
Authority to Ratify and Execute Approved Resolutions	121
II. Board of Directors	121
Voting on Director Nominees in Uncontested Elections	121
Accountability	121
Social and Ethics Committee Elections	121
III. Capital Structure	121
Share Issuance Authorities	121
Share Buyback Authorities	122
IV. Remuneration	122
Fees for Non-Executive Directors	122
Approval of Remuneration Policy	122
Approval of Implementation Report	123
New Equity Incentive Scheme or Amendment to Existing Scheme	123
Financial Assistance	123
V. Other Items	124
New Memorandum of Incorporation (MOI)/ Amendments to the MOI	124
Black Economic Empowerment (BEE) Transactions	124
Social and Ethics Committee Report	124
C-20

TAIWAN
I. Allocation of Income and Dividends	124
Allocation of Income and Dividends	124
Cash Dividends or New Shares from Capital and Legal Reserves	124
Stock Dividends	125
II. Capital Reduction	125
III. Capital Raising	125
IV. Compensation	125
Equity Based Compensation	125
V. Release of Restrictions on Directors Competitive Activities	125

UNITED KINGDOM AND IRELAND
I. Operational Items	125
Accept Financial Statements and Statutory Reports	125
II. Director Elections	126
Board Independence	126
III. Compensation	126
Remuneration Policy	126
Remuneration Report	127
Approval of a New or Amended LTIP	128
IV. Capital Structure	129
Authorize Issue of Equity with and without Pre-emptive Rights	129
Authorize Market Purchase of Ordinary Shares	129
V. Other Items	129
Authorize EU Political Donations and Expenditure	129
Continuation of Investment Trust	130
C-21

Boston Partners

Proxy Voting Policies

As of April 2019

GENERAL POLICY

I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes for director nominees on a CASE-BY-CASE basis. Boston Partners will generally vote FOR director nominees when names of the nominee(s) and adequate disclosure have been provided in a timely manner, except under the following circumstances:

Independence

Vote AGAINST or WITHHOLD from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors) when:

1.	Independent directors comprise one-third or less of the board;
2.	A non-independent director, not including employee/ labor representatives required to sit on a board committee(s) by law, serves on the audit, compensation, or nominating committee;
3.	The company lacks an audit, compensation or nominating committee so that the full board functions as that committee or lacks separate compensation and nominating committees; or
4.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Vote AGAINST individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

Boston Partners uses a three-year cooling-off period in determining whether a nominee is or is not independent. However, Boston Partners will vote in accordance with specific country or region thresholds as required by law.

Composition

Attendance at Board and Committee Meetings

Generally vote AGAINST or WITHHOLD from directors (except new nominees (have served on board for less than a year), who should be considered case-by-case) who attend less than 75 percent of the of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

1.	Medical issues/illness;
2.	Family emergencies; and
3.	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote AGAINST or WITHHOLD from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors (Executive and Non-Executive)

Vote AGAINST nominees sitting on more than three (3) total public company boards. Additionally, vote AGAINST nominees if a country or region has a lesser threshold as required by law.

C-22

Gender Diversity

Vote AGAINST board representatives of the nominating committee if there is not at least one (1) board member that is not of the majority board gender for boards with six (6) or fewer total members or at least two (2) board members that are not of the majority board gender for boards with seven (7) or greater board members.

WITHOLD votes from the Chair of the Nominating Committee when the company has not disclosed a formal written gender diversity policy.

More Candidates than Seats

Where the number of candidates exceeds the number of board seats, vote FOR all or a limited number of the independent director nominees considering factors including, but not limited to, the following:

1.	Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;
2.	Nominee(s) qualification, knowledge, and experience;
3.	Attendance record of the director nominees;
4.	Company’s free float.

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
a.	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
b.	Rationale provided in the proxy statement for the level of implementation;
c.	The subject matter of the proposal;
d.	The level of support for and opposition to the resolution in past meetings;
e.	Actions taken by the board in response to the majority vote and its engagement with shareholders;
f.	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
g.	Other factors as appropriate.
2.	The board failed to act on takeover offers where the majority of shares are tendered;
3.	At the previous board election, any director received more than 50 percent AGAINST or WITHHOLD votes of the shares cast and the company has failed to address the issue(s) that caused the high AGAINST or WITHHOLD vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

1.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
a.	The company’s response, including:
i.	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
C-23

ii.	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
iii.	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
b.	Other recent compensation actions taken by the company;
c.	Whether the issues raised are recurring or isolated;
d.	The company’s ownership structure; and
e.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
2.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses/Governance Structure

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Poison Pills

Vote AGAINST or WITHHOLD from all nominees (except new nominees, who should be considered CASE-BY-CASE) if:

1.	The company has a poison pill that was not approved by shareholders. However, vote CASE-BY-CASE on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
2.	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a WITHHOLD or AGAINST vote is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards

The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation

The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

1.	A classified board structure;
2.	A supermajority vote requirement;
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3.	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
4.	The inability of shareholders to call special meetings;
5.	The inability of shareholders to act by written consent;
6.	A multi-class capital structure; and/or
7.	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

Generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

1.	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
2.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
3.	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
4.	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
5.	Whether the amendment was made prior to or in connection with the company’s initial public offering;
6.	The company’s ownership structure;
7.	The company’s existing governance provisions;
8.	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
9.	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

1.	Classified the board;
2.	Adopted supermajority vote requirements to amend the bylaws or charter; or
3.	Eliminated shareholders’ ability to amend bylaws.

Problematic Governance Structure - Newly public companies

For newly public companies, generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

1.	The level of impairment of shareholders’ rights;
2.	The disclosed rationale;
3.	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
C-25

4.	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
5.	Any reasonable sunset provision; and
6.	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote CASE-BY-CASE on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Vote AGAINST or WITHHOLD from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

1.	The presence of a shareholder proposal addressing the same issue on the same ballot;
2.	The board’s rationale for seeking ratification;
3.	Disclosure of actions to be taken by the board should the ratification proposal fail;
4.	Disclosure of shareholder engagement regarding the board’s ratification request;
5.	The level of impairment to shareholders’ rights caused by the existing provision;
6.	The history of management and shareholder proposals on the provision at the company’s past meetings;
7.	Whether the current provision was adopted in response to the shareholder proposal;
8.	The company’s ownership structure; and
9.	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals

Generally vote AGAINST or WITHHOLD from the members of the governance committee if:

1.	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote AGAINST on an ongoing basis.
2.	There are any records of abuses against minority shareholder interests.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.	The non-audit fees paid to the auditor are excessive (greater than 50 percent);
2.	The company receives an adverse opinion on the company’s financial statements from its auditor;
3.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;
4.	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year; or
5.	There are clear concerns over questionable finances or restatements.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP or other acceptable accounting practices; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether AGAINST or WITHHOLD votes are warranted.

C-26

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
2.	The company maintains significant problematic pay practices; or
3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote AGAINST or WITHHOLD from the Compensation Committee chair, other committee members, or potentially the full board if:

1.	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
2.	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote AGAINST members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote AGAINST the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

1.	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
2.	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
3.	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
4.	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
5.	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.	Criminal wrong doing of material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company including, but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock;
2.	Failure to replace management as appropriate; or
3.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Boston Partners will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

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The analysis will generally be based on, but not limited to, the following major decision factors:

1.	Company performance relative to its peers;
2.	Strategy of the incumbents versus the dissidents;
3.	Independence of directors/nominees;
4.	Experience and skills of board candidates;
5.	Governance profile of the company;
6.	Evidence of management entrenchment;
7.	Responsiveness to shareholders;
8.	Whether a takeover offer has been rebuffed;
9.	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Boston Partners will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

1.	Long-term financial performance of the company relative to its industry;
2.	Management’s track record;
3.	Background to the contested election;
4.	Nominee qualifications (both slates) and any compensatory arrangements;
5.	Strategic plan of dissident slate and quality of the critique against management;
6.	Likelihood that the proposed goals and objectives can be achieved (both slates); and
7.	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote CASE-BY-CASE considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

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Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the size of the board. Vote AGAINST if the proposal would result in the board size being fewer than five (5) or more than fifteen (15) seats.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

1.	The reasonableness/scope of the request; and
2.	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote AGAINST management proposals to eliminate cumulative voting unless:

1.	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
2.	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Vote FOR shareholder proposals that restore or introduce cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection.

Vote AGAINST proposals that would:

1.	Limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
2.	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
3.	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

1.	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
2.	If only the director’s legal expenses would be covered.

Vote AGAINST proposals to indemnify external auditors.

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Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board. Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

1.	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
2.	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
3.	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
4.	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

1.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
2.	Level of disclosure regarding the issue for which board oversight is sought;
3.	Company performance related to the issue for which board oversight is sought;
4.	Board committee structure compared to that of other companies in its industry sector; and
5.	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

1.	A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
2.	Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
3.	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director and separation of the offices of CEO and chair if the company has a single executive occupying both positions.

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Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the two-thirds independence threshold.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

Vote for proposals requiring a majority vote standard.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

Generally vote FOR management and shareholder proposals for proxy access with the following provisions:

1.	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
2.	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
3.	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
4.	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote AGAINST proposals that are more restrictive than these guidelines.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

1.	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
2.	Effectively disclosed information with respect to this structure to its shareholders;
3.	Company has not ignored majority-supported shareholder proposals or a majority WITHHOLD vote on a director nominee; and
4.	The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

II.       Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

1.	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
2.	The motivation and rationale for establishing the agreements;
3.	The quality of the company’s disclosure; and
4.	The company’s historical practices in the audit area.
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Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote AGAINST incumbent audit committee members if the ratification of auditors is not up for shareholder vote.

Vote FOR proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The name(s) of the proposed auditors has not been published;
2.	The auditors are being changed without explanation;
3.	An auditor has a financial interest in or association with the company, for example, external auditors have previously served the company in an executive capacity and is therefore not independent;
4.	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
5.	There are serious concerns about the procedures used by the auditor or poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP or other acceptable accounting standards; or
6.	Fees for non-audit services (“Other” fees) are excessive (greater than 50 percent).

Non-audit fees are excessive if:

1.	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, Boston Partners may vote AGAINST the auditor’s (re)election. For concerns related to fees paid to the auditors, Boston Partners may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise Boston Partners may vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

1.	There are serious concerns about the statutory reports presented or the audit procedures used;
2.	Questions exist concerning any of the statutory auditors being appointed; or
3.	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

1.	The tenure of the audit firm;
2.	The length of rotation specified in the proposal;
3.	Any significant audit-related issues at the company;
4.	The number of Audit Committee meetings held each year;
5.	The number of financial experts serving on the committee; and
6.	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

III.       Shareholder Rights and Defenses

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote CASE-BY-CASE on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

1.	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
2.	The company’s ownership structure and historical voting turnout;
3.	Whether the board could amend bylaws adopted by shareholders; and
4.	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes

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effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote CASE-BY-CASE on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

1.	The company’s stated rationale for adopting such a provision;
2.	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
3.	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
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4.	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

1.	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
2.	The value of the NOLs;
3.	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
4.	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
5.	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

1.	Shareholders have approved the adoption of the plan; or
2.	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

1.	No lower than a 20 percent trigger, flip-in or flip-over;
2.	A term of no more than three years;
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3.	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
4.	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

1.	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
2.	The value of the NOLs;
3.	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
4.	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
5.	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

Vote CASE-BY-CASE on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

1.	The scope and structure of the proposal;
2.	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;
3.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
4.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
5.	Any recent controversies or concerns related to the company’s proxy voting mechanics;
6.	Any unintended consequences resulting from implementation of the proposal; and
7.	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Generally vote AGAINST management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting AGAINST or WITHHOLD from individual directors, members of the governance committee, or the full board may be warranted, considering:

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1.	The presence of a shareholder proposal addressing the same issue on the same ballot;
2.	The board’s rationale for seeking ratification;
3.	Disclosure of actions to be taken by the board should the ratification proposal fail;
4.	Disclosure of shareholder engagement regarding the board’s ratification request;
5.	The level of impairment to shareholders’ rights caused by the existing provision;
6.	The history of management and shareholder proposals on the provision at the company’s past meetings;
7.	Whether the current provision was adopted in response to the shareholder proposal;
8.	The company’s ownership structure; and
9.	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

1.	The election of fewer than 50 percent of the directors to be elected is contested in the election;
2.	One or more of the dissident’s candidates is elected;
3.	Shareholders are not permitted to cumulate their votes for directors; and
4.	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

1.	Reasons for reincorporation;
2.	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
3.	Comparison of corporation laws of original state and destination state.
4.	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings as long as the proposed minimum threshold is 10 percent or higher, with 10 percent being the preferred percentage.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

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State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements.

IV.       Capital/ Restructuring

Adjustments to Par Value of Common Stock

In the U.S., vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote FOR management proposals to eliminate par value.

For countries and regions outside the U.S., vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Share Issuance Requests

General Issuances

•	Vote FOR issuance requests with preemptive rights to a maximum of 50 percent over currently issued capital.
•	Vote FOR issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

In Malaysia, for real estate investment trusts (REITs), vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

•	Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Shelf Registration Program

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a CASE-BY-CASE basis, taking into consideration, but not limited to, the following:

1.	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
2.	Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and
3.	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote FOR a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

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Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

1.	Past Board Performance:
a.	The company’s use of authorized shares during the last three years;
2.	The Current Request:
a.	Disclosure in the proxy statement of the specific purposes of the proposed increase;
b.	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
c.	The dilutive impact of the request as determined relative to an allowable increase (typically 100 percent of existing authorized shares for a specific purpose and no more than 50 percent if for a non-specific purpose) that reflects the company’s need for shares and total shareholder returns. Regarding a specific purpose, Boston Partners would generally not support a proposal where the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) where Boston Partners is voting FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis

Dual Class Structure

Generally vote AGAINST proposals to create or maintain a new class of common stock unless:

1.	The company discloses a compelling rationale for the dual-class capital structure, such as:
a.	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
b.	The new class of shares will be transitory;
2.	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
3.	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

1.	The size of the company;
2.	The shareholder base; and
3.	The liquidity of the stock.
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Preferred Stock Authorization

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

1.	Past Board Performance:
a.	The company’s use of authorized preferred shares during the last three years;
2.	The Current Request:
a.	Disclosure in the proxy statement of the specific purposes for the proposed increase;
b.	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
c.	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
d.	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes. If they are, vote AGAINST. If not, vote CASE-BY-CASE.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issue requests.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

1.	More simplified capital structure;
2.	Enhanced liquidity;
3.	Fairness of conversion terms;
4.	Impact on voting power and dividends;
5.	Reasons for the reclassification;
6.	Conflicts of interest; and
7.	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split if:

1.	The number of authorized shares will be proportionately reduced; or
2.	The effective increase in authorized shares is equal to or less than the allowable increase.

Vote CASE-BY-CASE on proposals that do not meet either of the above conditions, taking into consideration the following factors:

1.	Stock exchange notification to the company of a potential delisting;
2.	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
3.	The company’s rationale; or
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4.	Other factors as applicable.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10 percent of outstanding issued share capital;
2.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
3.	A duration that does not exceed market practice. In Asian markets, a duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Boston Partners may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
2.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Boston Partners will evaluate the proposal based on the company’s historical practice. However, Boston Partners expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
2.	A duration of no more than 18 months.

In addition, Boston Partners will vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;
2.	There is clear evidence of abuse;
3.	There is no safeguard against selective buybacks; and/or
4.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Stock Distributions: Splits and Dividends

Generally vote FOR management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase(s).

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

1.	Adverse governance changes;
2.	Excessive increases in authorized capital stock;
3.	Unfair method of distribution;
4.	Diminution of voting rights;
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5.	Adverse conversion features;
6.	Negative impact on stock option plans; and
7.	Alternatives such as spin-off.

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

1.	Purchase price;
2.	Fairness opinion;
3.	Financial and strategic benefits;
4.	How the deal was negotiated;
5.	Conflicts of interest;
6.	Other alternatives for the business;
7.	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

1.	Impact on the balance sheet/working capital;
2.	Potential elimination of diseconomies;
3.	Anticipated financial and operating benefits;
4.	Anticipated use of funds;
5.	Value received for the asset;
6.	Fairness opinion;
7.	How the deal was negotiated;
8.	Conflicts of interest.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals. In the case of bundled director elections, vote AGAINST nominees where the overboarding threshold is exceeded (nominee sits on more than three (3) public company boards).

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

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Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares, with or without preemptive rights, and to issue shares as part of a debt restructuring plan, after evaluating:

1.	Dilution to existing shareholders’ positions;
2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
3.	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
4.	Management’s efforts to pursue other alternatives;
5.	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
6.	Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

1.	The reasons for the change;
2.	Any financial or tax benefits;
3.	Regulatory benefits;
4.	Increases in capital structure; and
5.	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons for the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

1.	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
2.	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

1.	Offer price/premium;
2.	Fairness opinion;
3.	How the deal was negotiated;
4.	Conflicts of interest;
5.	Other alternatives/offers considered; and
6.	Non-completion risk.
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Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

1.	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
2.	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
a.	Are all shareholders able to participate in the transaction?
b.	Will there be a liquid market for remaining shareholders following the transaction?
c.	Does the company have strong corporate governance?
d.	Will insiders reap the gains of control following the proposed transaction?
e.	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

1.	Percentage of assets/business contributed;
2.	Percentage ownership;
3.	Financial and strategic benefits;
4.	Governance structure;
5.	Conflicts of interest;
6.	Other alternatives; and
7.	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

1.	Management’s efforts to pursue other alternatives;
2.	Appraisal value of assets; and
3.	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

1.	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
2.	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
3.	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
4.	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation
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“wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

5.	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
6.	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

1.	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.
2.	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
a.	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
b.	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.
3.	Financial issues:
a.	The company’s financial condition;
b.	Degree of need for capital;
c.	Use of proceeds;
d.	Effect of the financing on the company’s cost of capital;
e.	Current and proposed cash burn rate;
f.	Going concern viability and the state of the capital and credit markets.
4.	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
5.	Control issues:
a.	Change in management;
b.	Change in control;
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c.	Guaranteed board and committee seats;
d.	Standstill provisions;
e.	Voting agreements;
f.	Veto power over certain corporate actions; and
g.	Minority versus majority ownership and corresponding minority discount or majority control premium.
6.	Conflicts of interest:
a.	Conflicts of interest should be viewed from the perspective of the company and the investor.
b.	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?
7.	Market reaction:
a.	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

1.	Estimated value and financial prospects of the reorganized company;
2.	Percentage ownership of current shareholders in the reorganized company;
3.	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
4.	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
5.	Existence of a superior alternative to the plan of reorganization; and
6.	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

1.	Valuation
2.	Market reaction
3.	Deal timing
4.	Negotiations and process.
5.	Conflicts of interest
6.	Voting agreements
7.	Governance

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Vote CASE-BY-CASE on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

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Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

1.	Tax and regulatory advantages;
2.	Planned use of the sale proceeds;
3.	Valuation of spinoff;
4.	Fairness opinion;
5.	Benefits to the parent company;
6.	Conflicts of interest;
7.	Managerial incentives;
8.	Corporate governance changes;
9.	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

1.	Hiring a financial advisor to explore strategic alternatives;
2.	Selling the company; or
3.	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

1.	Prolonged poor performance with no turnaround in sight;
2.	Signs of entrenched board and management (such as the adoption of takeover defenses);
3.	Strategic plan in place for improving value;
4.	Likelihood of receiving reasonable value in a sale or dissolution; and
5.	The company actively exploring its strategic options, including retaining a financial advisor.

V.       Compensation

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
2.	The company maintains significant problematic pay practices;
3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is no SOP on the ballot, and an AGAINST vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
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2.	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
3.	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
4.	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

Analysis considers the following:

1.	Peer Group Alignment:
a.	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
b.	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
c.	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

1.	The ratio of performance- to time-based incentive awards;
2.	The overall ratio of performance-based compensation;
3.	The completeness of disclosure and rigor of performance goals;
4.	The company’s peer group benchmarking practices;
5.	Actual results of financial/operational metrics, both absolute and relative to peers;
6.	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
7.	Realizable pay compared to grant pay; and
8.	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

1.	Problematic practices related to non-performance-based compensation elements;
2.	Incentives that may motivate excessive risk-taking or present a windfall risk; and
3.	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The list below

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highlights the problematic practices that carry significant weight in this overall consideration and may result in an adverse vote:

1.	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
2.	Extraordinary perquisites or tax gross-ups;
3.	New or materially amended agreements that provide for:
a.	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
b.	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
c.	CIC excise tax gross-up entitlements (including “modified” gross-ups);
d.	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
e.	Liberal CIC definition combined with any single-trigger CIC benefits;
4.	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
5.	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

1.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
2.	Duration of options backdating;
3.	Size of restatement due to options backdating;
4.	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
5.	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

1.	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
2.	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
a.	The company’s response, including:
i.	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
ii.	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
iii.	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
3.	Other recent compensation actions taken by the company;
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4.	Whether the issues raised are recurring or isolated;
5.	The company’s ownership structure; and
6.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST vote include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

1.	Single- or modified-single-trigger cash severance;
2.	Single-trigger acceleration of unvested equity awards;
3.	Full acceleration of equity awards granted shortly before the change in control;
4.	Acceleration of performance awards above the target level of performance without compelling rationale;
5.	Excessive cash severance (generally >3x base salary and bonus);
6.	Excise tax gross-ups triggered and payable;
7.	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
8.	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
9.	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

1.	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
a.	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
b.	SVT based only on new shares requested plus shares remaining for future grants.
2.	Plan Features:
a.	General quality of disclosure, especially around vesting upon a change in control (CIC);
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b.	Discretionary vesting authority;
c.	Liberal share recycling on various award types;
d.	Lack of minimum vesting period for grants made under the plan;
e.	Dividends payable prior to award vesting.
3.	Grant Practices:
a.	The company’s three-year burn rate relative to its industry/market cap peers (shouldn’t exceed 3.5%);
b.	Vesting requirements in CEO’s recent equity grants (3-year look-back);
c.	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
d.	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
e.	Whether the company maintains a sufficient claw-back policy;
f.	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

1.	Awards may vest in connection with a liberal change-of-control definition;
2.	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
3.	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
4.	The plan is excessively dilutive to shareholders’ holdings; or
5.	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.

Three-Year Burn Rate Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2)

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percentage points plus or minus the prior year’s burn-rate benchmark. Boston Partners will vote AGAINST plans if the three-year average burn rate exceeds 3.5 percent.

Egregious Factors

Liberal Change in Control Definition

Generally vote AGAINST equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

1.	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
2.	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
3.	The cancellation of underwater options in exchange for stock awards; or
4.	Cash buyouts of underwater options.

While the above cover most types of repricing, Boston Partners may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Boston Partners), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

May vote AGAINST the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting AGAINST the equity plan may include, but are not limited to:

1.	Severity of the pay-for-performance misalignment;
2.	Whether problematic equity grant practices are driving the misalignment; and/or
3.	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Vote CASE-BY-CASE on amendments to cash and equity incentive plans.

Generally vote FOR proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

1.	Addresses administrative features only; or
2.	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then vote CASE-BY-CASE (see below).

Vote AGAINST proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

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1.	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors.

Vote CASE-BY-CASE on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote CASE-BY-CASE on all other proposals to amend equity incentive plans, considering the following:

1.	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
2.	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
3.	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the vote will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two CASE-BY-CASE evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations: Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

1.	Purchase price is at least 85 percent of fair market value;
2.	Offering period is 27 months or less; and
3.	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

1.	Purchase price is less than 85 percent of fair market value; or
2.	Offering period is greater than 27 months; or
3.	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.
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Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

1.	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
2.	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
3.	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
4.	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

1.	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
2.	Rationale for the re-pricing--was the stock price decline beyond management’s control?;
3.	Is this a value-for-value exchange?;
4.	Are surrendered stock options added back to the plan reserve?;
5.	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;
6.	Option vesting--does the new option vest immediately or is there a black-out period?;
7.	Term of the option--the term should remain the same as that of the replaced option;
8.	Exercise price--should be set at fair market or a premium to market;
9.	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate (shouldn’t exceed 3.5%).

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

1.	Executive officers and non-employee directors are excluded from participating;
2.	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
3.	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

1.	Eligibility;
2.	Vesting;
3.	Bid-price;
4.	Term of options;
5.	Cost of the program and impact of the TSOs on company’s total option expense; and
6.	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Non-Executive Directors

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Non-Employee Directors

Vote CASE-BY-CASE on management proposals seeking ratification of non-employee director compensation, based on the following factors:

1.	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
2.	An assessment of the following qualitative factors:
3.	The relative magnitude of director compensation as compared to companies of a similar profile;
4.	The presence of problematic pay practices relating to director compensation;
5.	Director stock ownership guidelines and holding requirements;
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6.	Equity award vesting schedules;
7.	The mix of cash and equity-based compensation;
8.	Meaningful limits on director compensation;
9.	The availability of retirement benefits or perquisites; and
10.	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on:

1.	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
2.	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances) (shouldn’t exceed 3.5%); and
3.	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote CASE-BY-CASE on the plan taking into consideration the following qualitative factors:

1.	The relative magnitude of director compensation as compared to companies of a similar profile;
2.	The presence of problematic pay practices relating to director compensation;
3.	Director stock ownership guidelines and holding requirements;
4.	Equity award vesting schedules;
5.	The mix of cash and equity-based compensation;
6.	Meaningful limits on director compensation;
7.	The availability of retirement benefits or perquisites; and
8.	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

1.	The company’s past practices regarding equity and cash compensation;
2.	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
3.	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

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Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

1.	The percentage/ratio of net shares required to be retained;
2.	The time period required to retain the shares;
3.	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
4.	Whether the company has any other policies aimed at mitigating risk taking by executives;
5.	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
6.	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

Vote CASE-BY-CASE on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

1.	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
2.	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
3.	The level of shareholder support for the company’s pay programs.

Generally vote AGAINST proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

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Pay for Performance/Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

1.	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
2.	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

1.	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
2.	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
3.	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
4.	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
5.	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

1.	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
2.	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
3.	Can shareholders assess the correlation between pay and performance based on the current disclosure?
4.	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
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3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
5.	An executive may not trade in company stock outside the 10b5-1 Plan;
6.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, Boston Partners will consider the following factors:

1.	If the company has adopted a formal recoupment policy;
2.	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
3.	Whether the company has chronic restatement history or material financial problems;
4.	Whether the company’s policy substantially addresses the concerns raised by the proponent;
5.	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
6.	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

1.	The triggering mechanism should be beyond the control of management;
2.	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
3.	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

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Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote CASE-BY-CASE on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

1.	The frequency and timing of the company’s share buybacks;
2.	The use of per-share metrics in incentive plans;
3.	The effect of recent buybacks on incentive metric results and payouts; and
4.	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

1.	The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

VI.       Routine/ Miscellaneous/ Operational

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal. Otherwise, vote CASE-BY-CASE.

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Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

Management Supported Shareholder Proposals: Reporting

Vote FOR shareholder proposals for additional reporting beyond what is regulatorily required when the proposal is supported by management.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

1.	The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or
2.	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals considering whether the proposal is in line with market standards.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless a company has performed poorly for several years and the new business takes the company into risky areas and enterprises unrelated to its core business.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

1.	The parties on either side of the transaction;
2.	The nature of the asset to be transferred/service to be provided;
3.	The pricing of the transaction (and any associated professional valuation);
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4.	The views of independent directors (where provided);
5.	The views of an independent financial adviser (where appointed);
6.	Whether any entities party to the transaction (including advisers) is conflicted; and
7.	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that Boston Partners deemed problematic and that was not put to a shareholder vote, Boston Partners may vote AGAINST the election of the director involved in the related-party transaction or the full board.

Charitable Donations

Vote proposals seeking the approval of donations on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

1.	Size of the proposed donation request;
2.	The destination of the proposed allocation of funds; and
3.	The company’s historical donations practices, including allocations approved at prior shareholder meetings.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote AGAINST proposals allowing for the convening of virtual-only shareholder meetings.

VII.       Social and Environmental

Generally vote CASE-BY-CASE, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

1.	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
2.	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
3.	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
4.	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
5.	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
6.	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
7.	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
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Endorsement of Principles

Generally vote AGAINST proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

Generally vote FOR proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

1.	The company has already published a set of animal welfare standards and monitors compliance;
2.	The company’s standards are comparable to industry peers; and
3.	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing, unless:

1.	The company is conducting animal testing programs that are unnecessary or not required by regulation;
2.	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
3.	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

Generally vote AGAINST proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

1.	The potential impact of such labeling on the company’s business;
2.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
3.	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

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Generally vote AGAINST proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY-CASE on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

1.	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
2.	Whether the company has adequately disclosed the financial risks of the products/practices in question;
3.	Whether the company has been subject to violations of related laws or serious controversies; and
4.	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote CASE-BY-CASE on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

1.	The potential for reputational, market, and regulatory risk exposure;
2.	Existing disclosure of relevant policies;
3.	Deviation from established industry norms;
4.	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
5.	Whether the proposal focuses on specific products or geographic regions;
6.	The potential burden and scope of the requested report;
7.	Recent significant controversies, litigation, or fines at the company.

Generally vote FOR proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

1.	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
2.	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
3.	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

1.	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
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2.	Current regulations in the markets in which the company operates; and
3.	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

1.	Recent related fines, controversies, or significant litigation;
2.	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
3.	Whether the company’s advertising restrictions deviate from those of industry peers;
4.	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
5.	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

1.	Whether the company complies with all laws and regulations;
2.	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
3.	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

1.	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
2.	The company’s level of disclosure compared to industry peers; and
3.	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

1.	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
2.	The company’s level of disclosure is comparable to that of industry peers; and
3.	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.
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Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

1.	Whether the company provides disclosure of year-over-year GHG emissions performance data;
2.	Whether company disclosure lags behind industry peers;
3.	The company’s actual GHG emissions performance;
4.	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
5.	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

Generally vote FOR proposals requesting that a company report on its energy efficiency policies, unless:

1.	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
2.	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote AGAINST proposals that call for the adoption of renewable energy goals, taking into account:

1.	The scope and structure of the proposal;
2.	The company’s current level of disclosure on renewable energy use and GHG emissions; and
3.	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

Generally vote FOR requests for reports on a company’s efforts to diversify the board, unless:

1.	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
2.	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

1.	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
2.	The level of gender and racial minority representation that exists at the company’s industry peers;
3.	The company’s established process for addressing gender and racial minority board representation;
4.	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
5.	The independence of the company’s nominating committee;
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6.	Whether the company uses an outside search firm to identify potential director nominees; and
7.	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

1.	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
2.	The company already publicly discloses comprehensive workforce diversity data; and
3.	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

Generally vote CASE-BY-CASE on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

1.	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
2.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
3.	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

Vote CASE-BY-CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

1.	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
2.	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
3.	Recent significant controversies, fines, or violations related to workplace health and safety; and
4.	The company’s workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

1.	The company’s compliance with applicable regulations and guidelines;
2.	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
3.	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.
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General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

1.	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
2.	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
3.	The nature, purpose, and scope of the company’s operations in the specific region(s);
4.	The degree to which company policies and procedures are consistent with industry norms; and
5.	The scope of the resolution.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

1.	The company’s current level of disclosure of relevant policies and oversight mechanisms;
2.	The company’s current level of such disclosure relative to its industry peers;
3.	Potential relevant local, state, or national regulatory developments; and
4.	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

1.	Operations in the specified regions are not permitted by current laws or regulations;
2.	The company does not currently have operations or plans to develop operations in these protected regions; or
3.	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

1.	The nature of the company’s business;
2.	The current level of disclosure of the company’s existing related programs;
3.	The timetable and methods of program implementation prescribed by the proposal;
4.	The company’s ability to address the issues raised in the proposal; and
5.	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

Generally vote FOR proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

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1.	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
2.	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

1.	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
2.	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
3.	The potential financial impact or risk to the company associated with water-related concerns or issues; and
4.	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

Vote CASE-BY-CASE on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

1.	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
2.	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
3.	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
4.	Applicable market-specific laws or regulations that may be imposed on the company; and
5.	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

1.	The scope and prescriptive nature of the proposal;
2.	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
3.	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
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4.	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
5.	The company’s current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

1.	The degree to which existing relevant policies and practices are disclosed;
2.	Whether or not existing relevant policies are consistent with internationally recognized standards;
3.	Whether company facilities and those of its suppliers are monitored and how;
4.	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
5.	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
6.	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
7.	The scope of the request; and
8.	Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

1.	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
2.	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
3.	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
4.	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

1.	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
2.	Current disclosure of applicable risk assessment(s) and risk management procedures;
3.	Compliance with U.S. sanctions and laws;
4.	Consideration of other international policies, standards, and laws; and
5.	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.
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Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

1.	Controversies surrounding operations in the relevant market(s);
2.	The value of the requested report to shareholders;
3.	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
4.	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

1.	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
2.	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
3.	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Political Contributions

Generally vote CASE-BY-CASE on proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

1.	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
2.	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
3.	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Vote AGAINST proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties

Generally vote AGAINST proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

1.	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
2.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

VIII.       Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

1.	Past performance as a closed-end fund;
2.	Market in which the fund invests;
3.	Measures taken by the board to address the discount; and
4.	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

1.	Past performance relative to its peers;
2.	Market in which the fund invests;
3.	Measures taken by the board to address the issues;
4.	Past shareholder activism, board activity, and votes on related proposals;
5.	Strategy of the incumbents versus the dissidents;
6.	Independence of directors;
7.	Experience and skills of director candidates;
8.	Governance profile of the company;
9.	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

1.	Proposed and current fee schedules;
2.	Fund category/investment objective;
3.	Performance benchmarks;
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4.	Share price performance as compared with peers;
5.	Resulting fees relative to peers;
6.	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

1.	Stated specific financing purpose;
2.	Possible dilution for common shares;
3.	Whether the shares can be used for antitakeover purposes.

1940 Act Policies (U.S.)

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

1.	Potential competitiveness;
2.	Regulatory developments;
3.	Current and potential returns; and
4.	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

1.	The fund’s target investments;
2.	The reasons given by the fund for the change; and
3.	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

1.	Political/economic changes in the target market;
2.	Consolidation in the target market; and
3.	Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

1.	Potential competitiveness;
2.	Current and potential returns;
3.	Risk of concentration;
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4.	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
2.	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and
3.	The company has demonstrated responsible past use of share issuances by either:
a.	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

1.	Strategies employed to salvage the company;
2.	The fund’s past performance;
3.	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

1.	The degree of change implied by the proposal;
2.	The efficiencies that could result;
3.	The state of incorporation;
4.	Regulatory standards and implications.

Vote AGAINST any of the following changes:

1.	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
2.	Removal of shareholder approval requirement for amendments to the new declaration of trust;
3.	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
4.	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
5.	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
6.	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

1.	Regulations of both states;
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2.	Required fundamental policies of both states;
3.	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

1.	Fees charged to comparably sized funds with similar objectives;
2.	The proposed distributor’s reputation and past performance;
3.	The competitiveness of the fund in the industry;
4.	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

1.	Resulting fee structure;
2.	Performance of both funds;
3.	Continuity of management personnel;
4.	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

1.	Performance of the fund’s Net Asset Value (NAV);
2.	The fund’s history of shareholder relations;
3.	The performance of other funds under the advisor’s management.

AUSTRALIA AND NEW ZEALAND

I.	General

Constitutional Amendment

Vote case-by case on proposals to amend the company’s constitution.

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Any proposals to amend the company’s constitution, including updating of various clauses to reflect changes in corporate law, to complete replacement of an existing constitution with a new “plain language,” and updated, version, are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement).

Renewal of “Proportional Takeover” Clause in Constitution

Vote FOR the renewal of the proportional takeover clause in the company’s constitution.

Significant Change in Activities

Vote FOR resolutions to change the nature or scale of business activities provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

II.	Share Capital

Non-Voting Shares

Vote AGAINST proposals to create a new class of non-voting or sub-voting shares. Only vote FOR if:

1.	It is intended for financing purposes with minimal or no dilution to current shareholders;
2.	It is not designed to preserve the voting power of an insider or significant shareholder.

Generally vote FOR the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

Generally vote FOR the reduction of share capital with the accompanying return of cash to shareholders.

Reduction of Share Capital: Absorption of Losses

Vote FOR reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

Buybacks/Repurchases

Generally vote FOR requests to repurchase shares, unless:

1.	There is clear evidence available of past abuse of this authority; or
2.	It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

1.	Limitations on a company’s ability to use the plan to repurchase shares from third parties at a premium;
2.	Limitations on the exercise of the authority to thwart takeover threats; and
3.	A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

Vote CASE-BY-CASE on requests for the advance approval of issue of shares.

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the “15-percent-in-12-months” cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company. From 2009, the NZX Listing Rules contain a general cap on non-pro rata share issues of 20 percent of total equity in a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the “20-percent-in-12-months” cap a particular, proposed issue of shares. If shareholders vote to

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approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent-in-12-months cap for the company.

Vote CASE-BY-CASE on all requests taking into consideration:

1.	Dilution to shareholders:
a.	In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, support issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;
2.	Discount/premium in purchase price to the investor;
3.	Use of proceeds;
4.	Any fairness opinion;
5.	Results in a change in control;
6.	Financing or strategic alternatives explored by the company;
7.	Arms-length negotiations; and,
8.	Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

Vote CASE-BY-CASE on retrospective approval of issue of shares.

Australia: Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

New Zealand: Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the 20-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent in-12-months cap for the company. As long as the prior issuances conform to dilution guidelines above, vote FOR such proposals.

III.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Shareholder Nominees

Generally, vote AGAINST shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote FOR such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Problematic Remuneration Practices (Australia)

Generally, vote AGAINST members of the remuneration committee if the remuneration resolution at the previous general meeting (usually the previous year) received support of less than 75 percent of votes cast, taking into account:

1.	The company’s response in addressing specific concerns, engagement with institutional investors, and other compensation practices;
2.	The company’s ownership structure;
3.	Whether the issues are considered to be recurring or isolated; and
4.	Whether the level of support was less than 50 percent.
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Removal of Directors (New Zealand)

Vote CASE-BY-CASE on resolutions for the removal of directors, taking into consideration:

1.	Company performance relative to its peers;
2.	Strategy of the incumbents versus the dissidents;
3.	Independence of directors/nominees;
4.	Experience and skills of board candidates;
5.	Governance profile of the company;
6.	Evidence of management entrenchment;
7.	Responsiveness to shareholders; and,
8.	Level of disclosure by company to shareholders.

IV.	Remuneration

Remuneration Report (Australia)

Vote CASE-BY-CASE on the remuneration report, taking into account the pay of executives and non-executive directors, including where applicable:

1.	The quantum of total fixed remuneration and short-term incentive payments relative to peers;
2.	Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;
3.	The listed entity’s workforce;
4.	Financial performance and alignment with shareholder returns;
5.	The adequacy and quality of the company’s disclosure generally;
6.	The appropriateness and quality of the company’s disclosure linking identified material business risks and pre-determined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;
7.	The existence of appropriate performance criteria against which vesting and the quantum of cash and equity bonuses are assessed prior to any payment being made;
8.	Whether appropriate targets for incentives, including in the STI or LTI, are in place and are disclosed with an appropriate level of detail;
9.	Whether performance measures and targets for incentives, including in the STI and LTI, are measured over an appropriate period and are sufficiently stretching;
10.	Any special arrangements for new joiners were in line with good market practice;
11.	The remuneration committee exercised discretion appropriately, and such discretion is appropriately explained; and
12.	The alignment of CEO and executive pay with the company’s financial performance and returns for shareholders.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified FOR vote whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

In cases where a serious breach of good practice, or departure from accepted market standards and shareholder requirements, is identified and typically where issues have been raised by shareholders over one or more years, the

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chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative vote.

Elements of the remuneration report include:

1.	Base Pay;
2.	Superannuation, pension contributions and benefits;
3.	Short term incentive (STI);
4.	Long-term incentive (LTI);
5.	Dilution Limits;
6.	Malus/ clawback;
7.	Good leavers;
8.	Change in control;
9.	Shareholding requirement;
10.	Executive’ service contracts, including exit payments;
11.	Arrangements for new joiners;
12.	Discretion;
13.	Non-executive director fees;
14.	All-employee schemes.

Remuneration of Executive Directors: Share Incentive Schemes (Australia)

Vote CASE-BY-CASE on share-based incentives for executive directors.

Remuneration of Executives: Options and Other Long-Term Incentives

Vote CASE-BY-CASE on options and long-term incentives for executives. Vote AGAINST plans and proposed grants under plans if:

1.	The company failed to disclose adequate information regarding any element of the scheme;
2.	The performance hurdles are not sufficiently demanding;
3.	The plan permits retesting of grants based on rolling performance;
4.	The plan allows for excessive dilution.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

1.	Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).
2.	Plans should not allow the repricing of underwater options.

Vesting Period

1.	Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two to three years or less, this is generally considered too short).

Performance Hurdles

1.	Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).
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2.	Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance.
3.	The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies – is generally considered a sufficiently demanding hurdle.
4.	A sliding-scale hurdle – under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no “cliff vesting”).
5.	In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.
6.	In determining whether an absolute share price target is sufficiently stretching, take into consideration the company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.
7.	The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.
8.	Support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.
9.	Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.
10.	Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.
11.	For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

1.	Do not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for Boston Partners to vote AGAINST a particular options grant on the basis of excessive retesting.
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2.	Generally vote AGAINST incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

1.	The methodology for determining exercise price of options should be disclosed.
2.	Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.
3.	The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.
4.	Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.
5.	If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.
6.	The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders’ Equity

Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

1.	Scheme should be open to all key executives.
2.	Scheme should not be open to non-executive directors.

Other

1.	Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).
2.	Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

Non-Executive Director Perks/Fringe Benefits (Australia)

Where a company provides fringe benefits to non-executive directors in addition to directors’ board and committee fees, vote CASE-BY-CASE on:

1.	The remuneration report;
2.	Proposals to increase the non-executive directors’ aggregate fee cap; and/or
3.	The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

Vote AGAINST when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

Vote CASE-BY-CASE on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company’s non-executive directors.

In assessing director remuneration, consider how remuneration relates to shareholders’ interests, specifically:

1.	The size of the proposed increase;
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2.	The level of fees compared to those at peer companies;
3.	The explanation the board has given for the proposed increase;
4.	Whether the company has discontinued retirement benefits;
5.	The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;
6.	The company’s policy and practices on non-executive director remuneration, including equity ownership;
7.	The number of directors presently on the board and any planned increases to the size of the board;
8.	The level of board turnover.

Generally vote FOR a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares.

In Australia, vote AGAINST the increase if the company has an active retirement benefits plan for non-executive directors. Vote AGAINST where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options (New Zealand)

Generally vote AGAINST the issue of options to non-executive directors.

Remuneration of Non-Executive Directors: Approval of Share Plan

For New Zealand, generally vote AGAINST the issue of options to non-executive directors. For Australia, generally, vote FOR the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors’ shareholdings and alignment with investors.

Transparency of CEO Incentives (New Zealand)

Vote AGAINST the re-election of members of the remuneration committee if:

1.	The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or
2.	There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,
3.	There is no apparent credible explanation for the CEO not being a member of the board;

Shareholder Resolutions (New Zealand)

Generally vote FOR appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.S., U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

BRAZIL

I.       Board of Directors

Minimum Independence Levels

Vote AGAINST the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies would not be at least 30-percent independent.

Vote AGAINST the bundled election of directors if the post-election board of Nivel 1 and Traditional companies would not have at least one independent member.

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Unbundled Elections

In an unbundled election, for boards that meet the minimum independence level required by Boston Partners, support all director nominees if:

1.	Minority shareholders have not timely disclosed board nominees to be elected under minority separate elections, as allowed by the Brazilian Corporate Law (see Election of Minority Nominees – Separate Election below); and
2.	There are no concerns regarding the candidate(s) and/or the company.

However, if the proposed board falls below the minimum independence level supported by Boston Partners:

1.	Support the independent nominees presented individually under the majority election; and
2.	Vote AGAINST t the non-independent candidates in the majority election.

Generally will not vote AGAINST the election of the chairman, due to the relevance of the board leadership position in the absence of other governance concerns.

Election of Minority Nominees (Separate Election)

Vote FOR the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

When a separate election is presented for minority board and/or fiscal council nominees, prioritize the support for the election of minority representatives, if timely disclosure is provided, and a DO NOT VOTE vote may be issued for the management nominees.

On the other hand, in the absence of timely disclosure regarding minority nominees, a DO NOT VOTE or an ABSTAIN vote may be issued for the separate minority election proposal, and a vote would be presented for the management slate in accordance with the aforementioned policy.

Vote on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight (8) days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

Combined Chairman/CEO

Vote AGAINST the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa)–Novo Mercado, Nivel 2, and Nivel 1–if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Vote AGAINST the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa), Novo Mercado, Nivel 2, and Nivel 1–after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Board Structure

Vote AGAINST proposals to increase board terms.

II.       Capital Structure

Share Repurchase Plans

Boston Partners will generally vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;
2.	There is clear evidence of abuse;
3.	There is no safeguard against selective buybacks; or
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Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

III.       Compensation

Management Compensation

Generally vote FOR management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote AGAINST management compensation proposals when:

1.	The company fails to present a detailed remuneration proposal or the proposal lacks clarity;
2.	The company does not disclose the total remuneration of its highest-paid executive; or
3.	The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive’s pay.

Vote CASE-BY-CASE on global remuneration cap (or company’s total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous AGM (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

1.	Whether there is a clearly stated and compelling rationale for the proposed increase;
2.	Whether the remuneration increase is aligned with the company’s long-term performance and/or operational performance targets disclosed by the company;
3.	Whether the company has had positive TSR for the most recent one- and/or three-year periods;
4.	Whether the relation between fixed and variable executive pay adequately aligns compensation with the company’s future performance.

Vote on a CASE-BY-CASE basis when the company proposes to amend previously-approved compensation caps, paying particular attention as to whether the company has presented a compelling rationale for the request.

Compensation Plans

Boston Partners will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value.

Vote AGAINST a stock option plan and/or restricted share plan, or an amendment to the plan, if:

1.	The plan lacks a minimum vesting cycle of three years;
2.	The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company’s historical financial performance or the industry benchmarks;
3.	The maximum dilution exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or
4.	Directors eligible to receive options or shares under the scheme are involved in the administration of the plan.

Vote on a CASE-BY-CASE basis if non-executive directors are among the plan’s potential beneficiaries, paying special attention to:

1.	Whether there are sufficient safeguards to ensure that beneficiaries do not participate in the plan’s administration; and
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2.	The type of grant (if time-based, performance-based, or in lieu of cash), considering the long-term strategic role of boards of directors.

Specifically for share matching plans, in addition to the abovementioned factors, vote AGAINST the plan, or an amendment to the plan, if:

1.	The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, Boston Partners will vote AGAINST the plan if:

1.	The shares of the initial investment may be purchased by the participant at a discount to the market price;
2.	The initial investment is made using resources other than the annual variable remuneration received by the participant; or
3.	The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

IV.       Other

Items Antitakeover Mechanisms

Vote FOR mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange’s Novo Mercado listing segment:

1.	Ownership trigger of 30 percent or higher; and
2.	Reasonable pricing provisions.

CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES

I.       Board of Directors

TSX Listing Requirements

Under Part IV of the Toronto Stock Exchange (TSX) Company Manual, issuers are required to provide for the annual election of directors by individual ballot and to promptly and publicly disclose the votes received for the election of each director following the meeting.

In addition, effective June 30, 2014, issuers were required to adopt a majority voting director resignation policy providing that:

1.	If director receives less than a majority of votes for his or her election, the director will be required to submit his or her resignation to the board for consideration;
2.	The board will accept the resignation absent exceptional circumstances; and
3.	The company will promptly issue a public statement with the board’s decision regarding the director’s resignation. If the board does not accept the resignation the statement must fully state the reasons for that decision.

Slate Ballots (Bundled Director Elections)

Generally vote WITHHOLD for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

Policy Considerations for Majority Owned Companies

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Support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company may be supported if the company meets all of the following independence and governance criteria:

1.	The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;
2.	In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);
3.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;
4.	A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and
5.	Prompt disclosure of detailed vote results following each shareholder meeting.

This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

Audit Fee Disclosure

For Canada Venture Listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if:

1.	No audit fee information is disclosed by the company within 120 days after its fiscal year end. In the event that the shareholders’ meeting at which ratification of auditors is a voting item is scheduled prior to the end of the 120 day reporting deadline and the audit fees for the most recently completed fiscal year have not yet been provided, the vote will be based on the fee disclosure for the prior fiscal year.

Vote WITHHOLD for individual director nominees if the company has not adopted a majority voting director resignation policy and a pattern of low attendance exists based on prior years’ meeting attendance.

Board Responsiveness

Vote WITHHOLD for continuing individual directors, nominating committee members, or the continuing members of the entire board of directors if:

1.	At the previous board election, any director received more than 50 percent WITHHOLD votes of the votes cast under a majority voting director resignation policy and the nominating committee has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a CASE-BY-CASE basis;

Unilateral Adoption of an Advance Notice Provision

Vote WITHHOLD for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further WITHHOLD votes.

Externally-Managed Issuers (EMIs)

Vote CASE-BY-CASE on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about

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their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

1.	The size and scope of the management services agreement;
2.	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
3.	Overall performance;
4.	Related party transactions;
5.	Board and committee independence;
6.	Conflicts of interest and process for managing conflicts effectively;
7.	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
8.	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
9.	Historical compensation concerns;
10.	Executives’ responsibilities; and
11.	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Proxy Access

Proxy Contests – Voting for Director Nominees in Contested Elections

In addition to the General Policy when a dissident seeks a majority of board seats, Boston Partners will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. The detailed dissident plan will be compared against the incumbent plan and the dissident director nominees and management team will be compared against the incumbent team in order to arrive at a vote decision.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, Boston Partners will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

II.       Shareholder Rights & Defenses

Advance Notice Requirements

Vote CASE-BY-CASE on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

1.	To prevent stealth proxy contests;
2.	To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and
3.	To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.
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Features that may be considered problematic include but are not limited to:

1.	For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;
2.	The board’s inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;
3.	A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;
4.	A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;
5.	Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;
6.	Any disclosure request within the advance notice requirement, or the company’s ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;
7.	Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and
8.	Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

Vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).

Appointment of Additional Directors Between Annual Meetings

Vote FOR these resolutions where:

1.	The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;
2.	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
3.	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.
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Article/By-law Amendments

Vote FOR proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

1.	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);
2.	The quorum for a meeting of directors is less than 50 percent of the number of directors;
3.	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
4.	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;
5.	An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders’ interests and which are deemed outside the purview of the stated purpose of the requirement;
6.	Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or
7.	Any other provisions that may adversely impact shareholders’ rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or bylaws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR.

Vote FOR proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

1.	The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote FOR management proposals to adopt confidential voting.

Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:

1.	To give the board more time to find an alternative value enhancing transaction; and
2.	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

1.	The plan gives discretion to the board to either:
a.	Determine whether actions by shareholders constitute a change in control;
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b.	Amend material provisions without shareholder approval;
c.	Interpret other provisions;
d.	Redeem the rights or waive the plan’s application without a shareholder vote; or
e.	Prevent a bid from going to shareholders.
2.	The plan has any of the following characteristics:
a.	Unacceptable key definitions;
b.	Reference to Derivatives Contracts within the definition of Beneficial Owner;
c.	Flip over provision;
d.	Permitted bid minimum period greater than 105 days;
e.	Maximum triggering threshold set at less than 20 percent of outstanding shares;
f.	Does not permit partial bids;
g.	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
h.	Bidder must frequently update holdings;
i.	Requirement for a shareholder meeting to approve a bid; and
j.	Requirement that the bidder provide evidence of financing.
3.	The plan does not:
a.	Include an exemption for a “permitted lock up agreement”;
b.	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
c.	Exclude reference to voting agreements among shareholders.

III.       Capital/ Restructuring

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Generally vote FOR proposals to approve increased authorized capital if:

1.	A company’s shares are in danger of being de-listed; or
2.	A company’s ability to continue to operate as a going concern is uncertain.

Generally vote AGAINST proposals to approve unlimited capital authorization.

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Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

1.	Whether other resolutions are bundled with the issuance;
2.	Whether the rationale for the private placement issuance is disclosed;
3.	Dilution to existing shareholders’ position;
4.	Issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;
5.	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
6.	Market reaction: The market’s response to the proposed private placement since announcement; and
7.	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote FOR the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

Blank Check Preferred Stock

Vote AGAINST proposals to create unlimited blank check preferred shares or increase blank cheque preferred shares where:

1.	The shares carry unspecified rights, restrictions, and terms; or
2.	The company does not specify any specific purpose for the increase in such shares.

Generally vote FOR proposals to create a reasonably limited number of preferred shares where both of the following apply:

1.	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and
2.	The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished or superior voting rights.

The following is an exceptional set of circumstances under which Boston Partners would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

1.	It is required due to foreign ownership restrictions and financing is required to be done out of country;
2.	It is not designed to preserve the voting power of an insider or significant shareholder;
3.	The subordinate class may elect some board nominees;
4.	There is a sunset provision; and
5.	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favor of time-driven release requirements.

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IV.       Compensation

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all MSOP resolutions.

On a CASE-BY-CASE basis, Boston Partners will evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Vote AGAINST MSOP proposals and/or vote WITHHOLD for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or AGAINST an equity-based incentive plan proposal if:

1.	There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO’s pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

1.	The Relative Degree of Alignment (RDA) is the difference between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;
2.	The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;
3.	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

1.	The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential misalignment will receive a qualitative assessment to determine the ultimate vote, considering a range of CASE-BY-CASE factors which may include:

1.	The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;
2.	The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;
3.	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;
4.	The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;
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5.	The trend considering prior years’ P4P concern;
6.	Extraordinary situation due to a new CEO in the last reported FY; and
7.	Any other factors deemed relevant.

Problematic Pay Practices

Vote AGAINST MSOP resolutions and/or vote WITHHOLD for compensation committee members if the company has significant problematic compensation practices. Generally vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant WITHHOLD or AGAINST votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an AGAINST or WITHHOLD vote:

Poor disclosure practices:

1.	General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

1.	Excessive “make whole” provisions;
2.	Any of the problematic pay practices listed in this policy;

Egregious employment contracts:

1.	Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans:

1.	Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

2.	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
3.	Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);
4.	Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;
5.	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
6.	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

1.	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Excessive perks:

1.	Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards:

1.	Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;
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Problematic option granting practices:

1.	Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);
2.	Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);
3.	Cancellation and subsequent re-grant of options;

Internal Pay Disparity:

1.	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

1.	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;
2.	Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Equity-Based Compensation Plans

In addition to the General Policy, consider the following:

1.	Plan Features:
a.	Detailed disclosure regarding the treatment of outstanding awards under a change in control (CIC)
b.	No financial assistance to plan participants for the exercise or settlement of awards;
c.	Public disclosure of the full text of the plan document; and
d.	Reasonable share dilution from equity plans relative to market best practices. For Canada Venture Listed Companies, the basic dilution (i.e. not including warrants or shares reserved for equity compensation) represented by all equity compensation plans should not be greater than 10 percent.
e.	In terms of approval, for Canada Venture Listed Companies, vote AGAINST if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.
2.	Grant Practices:
a.	Reasonable three-year average burn rate relative to market best practices (shouldn’t exceed 3.5%);
b.	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
c.	The issuance of performance-based equity to the CEO;
d.	A clawback provision applicable to equity awards; and
e.	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote AGAINST the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ best interests.

Overriding Negative Factors: In addition, vote AGAINST the plan if any of the following unacceptable factors have been identified:

1.	Discretionary or insufficiently limited non-employee director participation;
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2.	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
3.	A history of repricing stock options without shareholder approval (three-year look-back);
4.	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
5.	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Plan Cost

Vote AGAINST equity plans if the cost is unreasonable.

Overriding Negative Factors

Plan Amendment Provisions

Vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security-based compensation arrangement, whether or not such approval is required under current regulatory rules:

1.	Any increase in the number of shares reserved for issuance under a plan or plan maximum;
2.	Any reduction in exercise price or cancellation and reissue of options or other entitlements;
3.	Any amendment that extends the term of options beyond the original expiry;
4.	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;
5.	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and
6.	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Non-Employee Director (NED) Participation

Discretionary Participation

Vote AGAINST a management equity compensation plan that permits discretionary NED participation.

Limited Participation

Vote AGAINST an equity compensation plan proposal where:

1.	The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or
2.	The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options.

Individual Grants

Vote AGAINST individual equity grants to NEDs in the following circumstances:

1.	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting AGAINST the underlying equity compensation plan; and
2.	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.
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Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Employee Stock Purchase Plans (ESPPs, ESOPs)

Vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

1.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
2.	Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;
3.	Purchase price is at least 80 percent of fair market value with no employer contribution;
4.	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
5.	The Plan Amendment Provision requires shareholder approval for amendments to:
a.	The number of shares reserved for the plan;
b.	The allowable purchase price discount;
c.	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, Boston Partners will assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

Vote FOR deferred compensation plans if:

1.	SVT cost of the plan does not exceed the company’s allowable cap;
2.	If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
3.	NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);
4.	The plan amendment provisions require shareholder approval for any amendment to:
5.	Increase the number of shares reserved for issuance under the plan;
6.	Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
7.	Amend the plan amendment provisions.

In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
2.	The average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.
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Non-Employee Director (NED) Deferred Share Unit (DSU) Plans

Vote FOR a NED deferred compensation plan if:

1.	DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and
2.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Vote FOR NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
2.	If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company’s allowable cap;
3.	NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);
4.	The plan amendment provisions require shareholder approval for any amendment to:
a.	Increase the number of shares reserved for issuance under the plan; Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
b.	Amend the plan amendment provisions.
5.	In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if the average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

1.	Director stock ownership guidelines of a minimum of three times annual cash retainer;
2.	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;
3.	The mix of remuneration between cash and equity; and
4.	Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

On a CASE-BY-CASE basis, generally vote WITHHOLD for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

1.	Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);
2.	Performance-based equity grants to non-employee directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and
3.	Other significant problematic practices relating to director compensation.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account:

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1.	The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote FOR shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

Vote FOR shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Supplemental Executive Retirement Plan (SERP) Proposals

Vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

1.	Inclusion of equity-based compensation in the pension calculation;
2.	Inclusion of excessive bonus amounts in the pension calculation;
3.	Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;
4.	No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);
5.	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

CHINA AND HONG KONG

I.	Remuneration

Director Remuneration

Generally vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes

Vote AGAINST a stock option and/or performance share scheme if:

1.	Pricing Basis – The plan permits the exercise price of the stock options and/or grant price of the performance shares to be set at an unreasonable price compared to the market price without sufficient justification;
2.	Dilution – The maximum dilution level for the scheme exceeds 10 percent of issued capital; or of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;
3.	Performance benchmark – The scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year. The rationale is that the company’s financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year’s financial performance, the
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company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or

4.	Incentive plan administration – Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme are involved in the administration of the scheme.

Additionally, in Hong Kong, generally vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.
2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or
3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

Employee Stock Purchase Plans

Generally vote FOR employee stock purchase plans (ESPPs) unless any of the following applies:

1.	The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;
2.	The share purchase price is less than 90 percent of the market price4 when the share purchase is conducted solely through private placement;
3.	The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;
4.	The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or
5.	The ESPP contains any other terms that are deemed disadvantageous to shareholders.

II.	Capital Raising

Share Issuance Requests

Vote CASE-BY-CASE on share issuance request, with reference to the identity of the places, the use of proceeds, and the company’s past share issuance requests.

For Hong Kong, generally vote FOR the general share issuance mandate for companies that:

1.	Limit the issuance request to 10 percent or less of the relevant class of issued share capital;
2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and
3.	Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12 month period.

Share Repurchase Plans (Repurchase Mandate) (Hong Kong)

Generally vote FOR resolutions seeking for share repurchase mandate.

Reissuance of Shares Repurchased (Share Reissuance Mandate) (Hong Kong)

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Generally vote FOR the share reissuance mandate for companies that:

1.	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;
2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and
3.	Have no history of renewing the general issuance mandate several times within a period of one year.

A-share Private Placement Issuance Requests (Hong Kong)

Vote CASE-BY-CASE on share issuance requests, with reference to the identity of the places, the use of proceeds, and the company’s past share issuance requests.

Adjustments of Conversion Price of Outstanding Convertible Bonds

Generally vote AGAINST the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company’s justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Request/Increase in Borrowing Powers

Vote CASE-BY-CASE on non-convertible debt issuance requests, proposals to approve the specific pledging of assets for debt, and increases in borrowing power. Generally vote FOR such requests if:

1.	The size of the debt being requested is disclosed;
2.	A credible reason for the need for additional funding is provided;
3.	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
4.	There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote AGAINST will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion is acceptable on equity issuance requests, a vote FOR will be warranted. Boston Partners will vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

1.	The proposed maximum amount is more than twice the company’s total debt;
2.	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

For Hong Kong, for proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, vote AGAINST.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Boston Partners takes into account the terms of the proposed debt issuance, the company’s overall debt level, and the company’s justification for the pledging of assets.

Boston Partners will vote AGAINST specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders’ rights and economic interests could be negatively affected.

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Provision of Guarantees/ Loan Guarantee Requests

Vote CASE-BY-CASE on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;
2.	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or
3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

III.	Amendments to Articles of Association/ Company Bylaws

Communist Party Committee

Generally vote AGAINST proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Other Article of Association/Bylaw Amendments

Generally vote FOR bylaw amendments if:

1.	They are driven by regulatory changes and are technical in nature; or
2.	They are meant to update company-specific information in the bylaws such as registered capital, address, and business scope, etc.

Generally vote AGAINST the amendments if:

1.	There is no disclosure on the proposed amendments or full text of the amended bylaw; or
2.	The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

IV.	Related Party Transactions

Loan Financing Requests

Vote CASE-BY-CASE on loans and financing proposals.

In assessing requests for loan financing provided by a related party:

1.	Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

1.	Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.
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2.	Boston Partner will generally vote AGAINST the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.
3.	Boston Partners will generally vote AGAINST the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

Group Finance Companies

Vote AGAINST requests to deposit monies with a group finance company.

V.       Proposals to Invest in Financial Products Using Idle Funds

Vote on proposals to invest in financial products using idle funds on a CASE-BY-CASE basis. Key factors for evaluating such requests include:

1.	Any known concerns with previous investments;
2.	The amount of the proposed investment relative to the company’s assets;
3.	Disclosure of the nature of the products in which the company proposes to invest; and
4.	Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

Generally vote FOR such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company’s previous similar investments.

CONTINENTAL EUROPE

Applies to: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, Switzerland, and United Kingdom and Ireland.

I.                    Operational Items

Appointment of Auditors and Auditor Fees

Vote FOR proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The lead audit partner(s) has been linked with a significant auditing controversy; and
2.	For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

II.                    Director Elections

Non-Contested Director Elections

Boston Partners may vote AGAINST proposals due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

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Director Terms

1.	For Belgium, France, Greece, Netherlands, Spain, and Switzerland, vote AGAINST the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.
2.	Vote AGAINST article amendment proposals to extend board terms.

Bundling of Proposals to Elect Directors

1.	Directors should be elected individually.
2.	For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote AGAINST the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.
a.	* Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

1.	Non-controlled companies
a.	Generally vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if fewer than 50 percent of the board members elected by shareholders – excluding, where relevant, employee shareholder representatives – would be independent (Greece and Portugal are excluded from this provision.)

Disclosure of Names of Nominees

1.	Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available

Election of a Former CEO as Chairman of the Board

1.	Generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands.
2.	In Germany, generally vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.
3.	Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:
a.	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or
b.	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or
c.	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period.

Voto di Lista (Italy)

1.	Boston Partners will vote CASE-BY-CASE.

One Board Seat per Director

1.	In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote AGAINST the election/reelection of such legal entities and in favor of the physical person.
2.	If the representative of the legal entity holds the position of CEO, generally vote in favor of the legal entity and AGAINST the election/reelection of the physical person.
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Composition of Committees

1.	For widely-held companies, generally vote AGAINST the (re)election of any non-independent members of the audit committee if:
a.	Fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent; or
b.	Fewer than one-third of all audit committee members would be independent.
2.	For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.
3.	Generally vote AGAINST the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.
4.	For widely-held companies in Belgium, the Netherlands, and Switzerland, vote AGAINST the (re)election of non-independent members of the remuneration committee if their (re)election would lead to a non-independent majority on that committee.
5.	In Belgium, Denmark, Finland, France, Iceland, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote AGAINST the (re)election of executives who serve on the company’s audit or remuneration committee. Boston Partners may vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Boston Partners may consider that the entire board fulfills the role of a committee. In such case, Boston Partners may vote AGAINST the executives, including the CEO, up for election to the board.
6.	Composition of Nominating Committee (Finland, Iceland, Sweden, and Norway)
a.	Vote FOR proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.
b.	Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.
c.	Vote AGAINST proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.
d.	Vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:
I.	A member of the executive management would be a member of the committee;
II.	More than one board member who is dependent on a major shareholder would be on the committee; or
III.	The chair of the board would also be the chair of the committee.
e.	In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.
7.	Election of Censors (France)
a.	For widely held companies, Boston Partners will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.
b.	Boston Partners will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the
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nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

c.	Vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

MEA Markets

For MEA markets, in cases where:

1.	Directors are proposed for (re)election through a cumulative voting system, or
2.	Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

Boston Partners will vote on a CASE-BY-CASE basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive votes will be issued preferentially in favor of the following categories of candidates:

1.	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:
a.	Candidates who can be classified as independent according to ISS’ policy, or, failing that,
b.	Candidates explicitly classified as independent per the company’s director classification.
2.	Candidates whose professional background may have the following benefits:
a.	Increasing the diversity of incumbent directors ‘ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors).
b.	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.
3.	Incumbent board members and candidates explicitly supported by the company’s management.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote CASE-BY-CASE on corporate assembly and committee of representative elections based on the board of directors’ compliance with Boston Partners’ director election policy.

III. Capital Structure

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote FOR issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies:

Vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

Generally vote FOR general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price

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proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote FOR to be warranted.

Capital Structures

Vote AGAINST French companies that:

1.	Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and
2.	Do not currently have a bylaw prohibiting double-voting rights; and either
a.	Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or
b.	Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Boston Partners will generally vote AGAINST the following types of proposals:

1.	The reelection of directors or supervisory board members; or
2.	The approval of the discharge of directors; or
3.	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Share Repurchase Plans

For Italy and Germany, vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

1.	The duration of the options is limited in time to no more than 18 months;
2.	The total number of shares covered by the authorization is disclosed;
3.	The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);
4.	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
5.	The company has a clean track record regarding repurchases.

IV. Compensation

Executive Compensation-related Proposals

Boston Partners will generally vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.   Provide shareholders with clear and comprehensive compensation disclosures:

a.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
b.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
c.	Companies shall adequately disclose all elements of the compensation, including:
I.	Any short- or long-term compensation component must include a maximum award limit.
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II.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
III.	Discretionary payments, if applicable.
2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:
a.	The structure of the company’s short-term incentive plan shall be appropriate.
i.	The compensation policy must notably avoid guaranteed or discretionary compensation.
b.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
i.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Boston Partners’ General Policy for equity-based plans; and
ii.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.
c.	The balance between short- and long-term variable compensation shall be appropriate
i.	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
3.	Avoid arrangements that risk “pay for failure”:
a.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
i.	There shall be a clear link between the company’s performance and variable awards.
ii.	There shall not be significant discrepancies between the company’s performance and real executive payouts.
iii.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
iv.	Significant pay increases shall be explained by a detailed and compelling disclosure.
b.	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
c.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.
4.	Maintain an independent and effective compensation committee:
a.	No executives may serve on the compensation committee.
b.	In certain markets the compensation committee shall be composed of a majority of independent members.
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In addition, Boston Partners will generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other Boston Partners voting policy.

Non-Executive Director Compensation

Though always seeking to avoid inappropriate pay to non-executive directors, Boston Partners will generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
2.	Proposed amounts are excessive relative to other companies in the country or industry.
3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.
5.	Proposals introduce retirement benefits for non-executive directors.

Boston Partners will vote on a CASE-BY-CASE basis where:

1.	Proposals include both cash and share-based components to non-executive directors.
2.	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

Boston Partners will generally vote FOR equity-based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following Boston Partners guidelines:

1.	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent;
2.	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
3.	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
4.	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

For France,

1.	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
2.	In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.
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Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote AGAINST other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote could be applied to any of the following on a case-by case basis:

1.	The (re)election of members of the remuneration committee;
2.	The discharge of directors; or
3.	The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote regardless of the companies’ remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Vote AGAINST stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward. This includes one or a combination of the following:

1.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
2.	Having significantly higher expected dividends than actual historical dividends;
3.	Favorably adjusting the terms of existing options plans without valid reason; and/or
4.	Any other provisions or performance measures that result in undue award.

Boston Partners will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote AGAINST if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Boston Partners considers the following factors when evaluating share matching plans:

1.	For every share matching plan, Boston Partners requires a holding period.
2.	For plans without performance criteria, the shares must be purchased at market price.
3.	For broad-based share matching plans directed at all employees, Boston Partners accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.
4.	In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Boston Partners guidelines.

V. Other Items

Antitakeover Mechanisms

For the Netherlands, votes regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis. In general, Boston Partners will vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning Boston Partners’ guidelines and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);
2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;
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3.	The issuance authority is for a maximum of 18 months;
4.	The board of the company-friendly foundation is fully independent;
5.	There are no priority shares or other egregious protective or entrenchment tools;
6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
7.	The foundation buying the PPS does not have as a statutory goal to block a takeover; and
8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

For French companies listed on a regulated market, generally vote AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A FOR vote to approve the “enabling” authority proposal would be on the basis that Boston Partners would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, Boston will generally vote FOR a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, Boston Partners would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, Boston Partners would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal Boston Partners will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, Boston Partners will consider a vote AGAINST the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

Boston Partners will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

1.	Director Remuneration (including Severance Packages and Pension Benefits)
2.	Consulting Services
3.	Liability Coverage
4.	Certain Business Transactions

In general, Boston Partners expects companies to provide the following regarding related-party transactions:

1.	Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);
2.	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;
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3.	Fairness opinion (if applicable in special business transactions); and
4.	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, Boston Partners will vote AGAINST these proposals.

INDIA

I.	Board of Directors

Executive Appointment

Vote FOR executive appointment and remuneration proposals, unless there is evidence of problems in the past or significant concerns with the individual’s qualifications, proposed remuneration, or performance or the position.

II.	Remuneration

Director Commission and Executive Compensation

Generally vote FOR resolutions regarding director fees unless there is a clear indication that directors are being rewarded for poor performance, or the fees are excessive relative to fees paid by other companies of similar size.

Generally vote AGAINST the payment of remuneration in excess of the minimum remuneration and the waiver of recovery of excess remuneration paid to executives in the event of loss or inadequate profit unless compelling justification is provided in support of the proposal.

Equity Compensation Plans

Generally vote FOR option plans and restricted share plans.

Vote AGAINST an option plan if:

1.	The maximum dilution level for the plan exceeds:
a.	5 percent of issued share capital for a mature company (this may be increased to 10 percent if the plan includes other positive features such as a challenging performance criteria and meaningful vesting periods as these partially offset dilution concerns by reducing the likelihood that options will become exercisable or performance shares are issued unless there is a clear improvement in shareholder value);
b.	10 percent for a growth company; or
2.	The plan permits options to be issued with an exercise price at a discount to the current market price.

Vote AGAINST a restricted share plan if:

1.	The maximum dilution level for the plan exceeds 5 percent of issued share capital for a mature company or 10 percent for a growth company; or
2.	The plan does not include a challenging performance criteria and meaningful vesting periods to partially offset dilution concerns by reducing the likelihood that performance shares are issued unless there is a clear improvement in shareholder value.

III.	Share Issuance Requests
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Preferential Issuance Requests and Preferential Issuance of Warrants

Vote CASE-BY-CASE on requests for preferential issuance (private placements) and issuance of preferential warrants.

IV.	Debt Issuance Requests

Debt Related Proposals

In evaluating debt-related proposals, consider the following factors:

1.	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?
2.	Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
3.	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
4.	The company’s financial position: What is the company’s current leverage and how does that compare to its peers?
5.	The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

A distinction should be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity.

Increase in Borrowing Powers

Vote FOR proposals to approve increases in a company’s borrowing powers if:

1.	The size of the debt being requested is disclosed;
2.	A credible reason for the need for additional funding is provided;
3.	The potential increase in debt is not excessive; and
4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For non-financial companies, the following criteria are used to assess whether the potential increase in debt is considered excessive:

1.	The proposed maximum amount is more than twice the company’s total debt;
2.	It could result in the company’s debt-to-equity ratio, or gearing level, exceeding 300 percent; and
3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

Generally vote FOR debt-related proposals of financial companies taking into account the current financial standing of the company, including but not limited to:

1.	The capital adequacy to risk (weighted) assets; or
2.	Capital adequacy ratio vis-à-vis the regulatory norm;
3.	Revenue growth; and
4.	Asset base.

Pledging of Assets for Debt

Vote FOR proposals to approve the specific pledging of assets for debt if:

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1.	The size of the debt being requested is disclosed;
2.	A credible reason for the need for additional funding is provided;
3.	Details regarding the assets to be pledged are disclosed; and
4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. Vote AGAINST proposals that grant excessive authority to the board or management.

Financial Assistance

Vote CASE-BY-CASE on requests for financial assistance. Generally vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;
2.	The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or
3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, generally vote FOR the request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

V.       Miscellaneous

Acceptance of Deposits

Generally vote AGAINST proposals to accept deposits from shareholders and/or the public, unless there are no significant causes for shareholder concern regarding the terms and conditions of the deposit. Sufficient information regarding the deposits must be disclosed, including:

1.	Justification for the need for additional funding; and
2.	The interest rate offered, which must not exceed the interest rate prescribed by the Reserve Bank of India (RBI) for acceptance of deposits by non-banking financial companies (NBFCs).

Charitable Donations

Vote AGAINST proposed charitable donations, unless:

1.	Adequate disclosure on the rationale for the donation and exact term of the authority are provided in the meeting materials, and
2.	The party receiving the charitable donation is an independent third party.

Increase in Foreign Shareholding Limit

Vote FOR requests for increases in foreign shareholder limits, unless there are outstanding issues concerning the company.

JAPAN

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I.	Routine Miscellaneous

Income Allocation

Generally vote FOR approval of income allocation, unless:

1.	Payout ratio is consistently low without adequate justification; or
2.	Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

Generally vote FOR the election of statutory auditors, unless:

1.	The outside statutory auditor nominee is regarded as non-independent; or
2.	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or
3.	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.
4.	Egregious actions related to a statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

II.	Election of Directors

Voting on Director Nominees in Uncontested Elections

There are three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure.

1.	At companies with a statutory auditory structure: vote FOR the election of directors, except:
a)	Top executive(s) at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years), unless an improvement is observed;
b)	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;
c)	Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors; or
d)	Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholders.
2.	At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:
a)	Where an outside director nominee is regarded as non-independent and the board, after the shareholder meeting, is not majority independent; or
b)	Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors.
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III.	Article Amendments

Adoption of a U.S.-style Three Committee Board Structure

Generally vote FOR the adoption of a U.S. style, three-committee board structure.

Adoption of a Board with Audit Committee Structure

Generally vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote AGAINST the article amendments. Vote CASE-BY-CASE if the board currently has a three-committee structure.

Increase in Authorized Capital

Generally vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote FOR proposals to increase authorized capital, unless the increase is intended for a poison pill.

Creation/Modification of Preferred Shares/Class Shares

Generally vote CASE-BY-CASE on this request.

Repurchase of Shares at Board’s Discretion

Vote CASE-BY-CASE on article amendments to give the board discretionary authority over share repurchases, taking into account the company’s:

1.	Balance sheet conditions;
2.	Capital efficiency and return on equity;
3.	Past share buybacks and dividend payouts;
4.	Board composition;
5.	Shareholding structure; and
6.	Other relevant factors.

Generally vote AGAINST these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow Company to Make Rules Governing the Exercise of Shareholders’ Rights

Generally vote AGAINST this change.

Limit Rights of Odd Shareholders

Generally vote FOR this change.

Amendments Related to Takeover Defenses

Generally vote FOR this proposal, unless Boston Partners opposes or has opposed the poison pill proposal by itself.

Decrease in Maximum Board Size

Generally vote FOR this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority Vote Requirement to Remove a Director

Generally vote AGAINST proposals seeking a supermajority requirement to remove a director.

Creation of Advisory Positions (Sodanyaku or Komon)

Generally vote AGAINST amendments to articles of incorporation to create new advisory positions such as “sodanyaku” or “komon,” unless the advisors will serve on the board of directors and thus be accountable to shareholders.

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Payment of Dividends at the Board’s Discretion

Generally vote AGAINST proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote FOR the article amendments.

Management Buyout Related Amendments

Generally vote CASE-BY-CASE on management related buyout amendments.

IV. Compensation

Annual Bonuses for Directors/Statutory Auditors

Vote FOR approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

Generally vote FOR approval of retirement bonuses, unless:

1.	Recipients include outsiders; or
2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or
3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Generally vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:

1.	Recipients include outsiders; or
2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or
3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Generally vote FOR approval of stock option plans, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;
2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or
3.	The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Generally vote FOR approval of deep-discounted stock option plans10, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or
2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or
3.	The maximum number of options that can be issued per year is not disclosed; or
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4.	No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

Generally vote FOR proposals seeking to increase director fees, if:

1.	The specific reason(s) for the increase are explained; or
2.	The company is introducing or increasing a ceiling for performance-based compensation.

Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company’s stock price performance and capital efficiency if:

1.	The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

Generally vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

KOREA

I. Amendments to the Articles of Incorporation

Issuance Limit on New Shares or Convertible Securities

The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants without triggering existing shareholders’ preemptive rights. Only vote FOR these article amendments if:

1.	The potential dilution ratio to existing shareholders does not exceed 20 percent; and
2.	The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Preferred Stock / Non-voting Common Shares

Generally vote FOR the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Establishment of Audit Committee

Generally vote FOR the establishment of an audit committee as a replacement for the internal auditor system.

Stock Option Grant

Generally vote FOR a proposed stock option grant, unless:

1.	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
2.	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Golden Parachute Clause

Generally vote AGAINST proposals to introduce a provision that entitles the company’s directors to an excessive level of remuneration in the event that they are dismissed or terminated.

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Authorizing Board to Approve Financial Statements and Income Allocation

Generally vote AGAINST proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders’ right to approve the company’s dividend payment decision without any countervailing benefits.

II. Election of Directors

Director Elections

Independence:

Vote AGAINST any non-independent director nominees where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

Composition:

For cases where the election of multiple directors are presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any governance concerns.

III. Compensation

Remuneration Cap for Directors

Generally vote FOR approval of the remuneration cap for directors, unless:

1.	The proposed cap on directors’ remuneration is excessive relative to peer companies’ remuneration without reasonable justification; or
2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

Generally vote FOR the remuneration cap for internal auditors, unless:

1.	The proposed remuneration cap for internal auditors is excessive relative to peer companies’ remuneration caps without reasonable justification; or
2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or
3.	There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders’ approval retrospectively at the first general meeting after the grant.

Generally vote FOR stock option grant proposals, unless:

1.	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
2.	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

Generally vote FOR the establishment of, or amendments, to executives’ severance payment terms, unless:

1.	The company fails to provide any information in regard to the changes to the terms of severance payments to executives;
2.	The negative provisions proposed in a resolution outweigh any positive ones; and/or
3.	The company proposes to introduce a new clause that is effectively a golden parachute clause.
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IV. Spinoff Agreement

Generally vote FOR the approval of a spinoff agreement, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
2.	The company’s structure following the spinoff does not reflect good corporate governance;
3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or
4.	The company does not provide sufficient information upon request to make an informed voting decision.
5.	There is an accompanying reduction in capital.

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

V. Reduction in Capital

Reduction in Capital Accompanied by Cash Consideration

Generally vote FOR proposals to reduce a company’s capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately AGAINST all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in Capital Not Accompanied by Cash Consideration

Generally vote FOR proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

VI. Merger Agreement, Sales/ Acquisition of Company Assets, and Formation of Holding Company

Generally vote FOR the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
2.	The company’s structure following such transactions does not reflect good corporate governance;
3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;
4.	The company does not provide sufficient information upon request to make an informed voting decision; and/or
5.	The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

SINGAPORE

I. Remuneration

Director Remuneration

Generally vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

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Equity Compensation Plans

Generally vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.
2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or
3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

II. Share Issuance Requests

Issuance Requests

For companies listed on the Mainboard of the Singapore Exchange, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights.

General Issuance Requests – Real Estate Investment Trusts

Generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

For issuance requests relating equity compensation plans, apply the policy on equity compensation plans. For other issuance requests, vote on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market and/or off-market repurchases.

III. Articles and Bylaw Amendments

Vote CASE-BY-CASE on proposed amendments to the Articles and By-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote AGAINST:

1.	The proposed amendments;
2.	The adoption of new Articles of Association; or
3.	The replacement of the current constitutional document.

Vote CASE-BY-CASE on the adoption of new constitutional document with no previous reference.

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IV. Related Party Transactions

Generally vote FOR mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

SOUTH AFRICA

I. Operational Items

Authority to Ratify and Execute Approved Resolutions

Vote FOR the authority to ratify and execute approved resolutions, unless opposing all other items on the agenda.

II. Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally vote FOR the election/ reelection of directors unless the director is a non-independent NED:

a.	Serving on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);
b.	Serving on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s Black Economic Empowerment (BEE) credentials; or
c.	The majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s BEE credentials.

Accountability:

Do not support bundled elections.

Alternative Directors: Proposals to re-elect alternate directors will take into account the vote that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

Social and Ethics Committee Elections

Vote FOR the reelection of the social and ethics committee and/or social and ethics committee members, unless:

1.	The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or
2.	Serious concerns have been raised with the work of the committee during the year.

III. Capital Structure

Share Issuance Authorities

Vote FOR a general authority to place authorized but unissued ordinary shares under the control of the directors, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;
2.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or
3.	The company used the authority during the previous year in a manner deemed not be in shareholders’ best interests.
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Vote FOR a general authority to issue ordinary shares for cash, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or
2.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ interests.

Vote FOR a general authority to issue preference shares, unless:

1.	Following the issue, preference shares would comprise greater than 50 percent of the company’s issued share capital; or
2.	The terms of the preference shares would adversely affect the rights of existing shareholders.
3.	The issue of shares pursuant to a specific transaction will be considered on a CASE-BY-CASE basis, depending on the merits of the underlying deal.

Share Buyback Authorities

Vote FOR a general share buyback authority, unless:

1.	The company wishes to repurchase more than 20 percent of its issued share capital over the year;
2.	The repurchase can be used for takeover defenses; or
3.	There is clear evidence of abuse.

IV. Remuneration

Fees for Non-Executive Directors

Vote FOR the fees payable to non-executive directors unless the proposed fees are excessive, relative to similarly-sized companies in the same sector.

Approval of Remuneration Policy

When assessing a company’s remuneration policy, Boston Partners will generally vote AGAINST if the level of disclosure around the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the executive remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards;
2.	The vesting period for long-term incentive schemes is set at less than three years;
3.	Long-term schemes include an element of retesting;
4.	The policy provides for grants of share options at a discount to market value;
5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures);
6.	The quality of disclosure around the severance provisions of the executive directors’ service contracts, including any potential termination payments, is considered inadequate;
7.	The policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

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Approval of Implementation Report

When assessing the implementation report, Boston Partners will generally vote AGAINST if the level of disclosure regarding the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the implementation report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Large increases in fixed remuneration have been implemented which have not been adequately explained;
2.	The company has made bonus payments, but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses);
3.	The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained;
4.	The performance conditions for long-term incentive schemes, where applicable, are not disclosed, or are not considered sufficiently challenging or relevant;
5.	Significant termination-related or restraint of trade payments have been made to executive directors, and the reasons for these are not disclosed or, where they are disclosed, do not adequately justify the size of the payment;
6.	Discretion has been used during the year in a manner not considered consistent with shareholder interests, or the application of the policy is in any way not considered aligned with shareholder interests, with particular attention given to any payments or decisions which have been made outside of the policy framework previously communicated to shareholders.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support for the implementation report resolution, notwithstanding the presence of some historical issues of concern.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, other members of the remuneration committee) may receive a negative vote.

New Equity Incentive Scheme or Amendment to Existing Scheme

Boston Partners evaluates management proposals seeking approval for a share incentive scheme on a CASE-BY-CASE basis. When judging such items, Boston Partners will generally vote AGAINST if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, Boston Partners will vote FOR the proposal unless one or more of the following apply:

1.	Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.
2.	Performance conditions can be retested.
3.	Performance is measured over a period shorter than three years.
4.	The plan allows for option repricing or issue of options at a discount or backdating of options.
5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).
6.	The scheme provides for potentially excessive individual reward or has no caps on individual participation.
7.	NEDs can participate in the scheme.
8.	The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

Financial Assistance

Vote FOR a general authority to provide financial assistance, unless:

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1.	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in incentive schemes;
2.	The authority would facilitate the operation of an incentive scheme(s) which raises governance concerns, with particular attention given to any schemes which authorize the provision of preferential loans to directors; or
3.	As part of the authority, the company seeks approval to provide financial assistance “to any person”.

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders’ interests would warrant further review and analysis.

V. Other Items

New Memorandum of Incorporation (MOI)/ Amendments to the MOI

Vote on a new MOI or on amendments to the MOI on a CASE-BY-CASE basis, depending on the impact on shareholder rights.

Boston Partners will normally vote AGAINST a MOI which limits retirement by rotation to non-executive directors only.

Black Economic Empowerment (BEE) Transactions

Vote on BEE transactions on a CASE-BY-CASE basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company’s chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

Social and Ethics Committee Report

Vote FOR the report of the social and ethics committee, unless:

1.	The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or
2.	Serious concerns have been raised with the work of the committee during the year.

TAIWAN

I. Allocation of Income and Dividends

Allocation of Income and Dividends

Generally vote FOR approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

1.	Cash dividends from earnings;
2.	Cash dividends from capital reserves;
3.	New shares from capital reserves;
4.	Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends or New Shares from Capital and Legal Reserves

Generally vote FOR proposals to distribute dividends or new shares from capital and legal reserves.

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Stock Dividends

Resolution Type: Special

Generally vote FOR proposals to distribute stock dividends.

II. Capital Reduction

Generally vote FOR the capital reduction to offset losses or to distribute cash to shareholders unless:

1.	The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or
2.	The proposed cash distribution is expected to negatively affect the company’s day-to-day operations.

III. Capital Raising

Generally vote FOR general authority to issue shares if:

1.	A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.
2.	A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote CASE-BY-CASE on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

IV. Compensation

Equity Based Compensation

Vote CASE-BY-CASE on employee restricted stocks and/or employee stock warrant plans. Vote AGAINST the employee restricted stocks plan and/or employee stock warrants plan if one or two of the following features are not met:

1.	Existing substantial shareholders are restricted in participation;
2.	Presence of challenging performance hurdles if awards are issued or exercised for free or at a deep discount; or
3.	Reasonable vesting period (at least two years) is set.

V. Release of Restrictions on Directors Competitive Activities

Vote AGAINST release of restrictions on competitive activities of directors if:

1.	There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on; or
2.	The non-nomination system is employed by the company for the director election.

UNITED KINGDOM AND IRELAND

I. Operational Items

Accept Financial Statements and Statutory Reports

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote. For smaller companies, other minimum disclosure requirements include:

The identity of all the directors, their board roles, committee memberships and independence classification;

1.	List of major shareholders;
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2.	Attendance at board and committee meetings; and
3.	Details of compliance against a “recognized corporate governance code” (as required by the AIM Rules).

In addition, where no appropriate resolution to target an investor’s specific concern is on the ballot, Boston Partners may vote AGAINST this resolution. Specific concerns include:

1.	Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)
2.	Absence of regular re-election for all directors (once every three years at a minimum); and
3.	Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote this is more likely in the event of repeated concerns identified over a number of years.

II. Director Elections

Board Independence

For smaller companies, a non-executive director is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 per cent.

For investment companies, a non-executive director is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 per cent providing the investment trust is listed in the FTSE All-Share index.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, ossified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote would over time be applied to the chairman’s re-election.

III. Compensation

Remuneration Policy

Vote the resolution to approve the remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company’s specific circumstances and strategic objectives;
2.	The company’s approach to fixed remuneration is appropriate;
3.	The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;
4.	Increases to the maximum award levels for the LTIP and bonus have been adequately explained;
5.	Performance conditions for all elements of variable pay are clearly aligned with the company’s strategic objectives, with vesting levels and holding periods that are in line with UK good practice;
6.	Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;
7.	The shareholding requirement for executive directors is a minimum of 200 percent of base salary;
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8.	Service contracts contain notice periods of no more than twelve months’ duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;
9.	Non-executive directors do not receive any performance-related remuneration beyond their standard fees;
10.	The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;
11.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and
12.	There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall “For” vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas including:

1.	The start and end date of the policy;
2.	Base salaries;
3.	Benefits and pensions;
4.	Annual bonus;
5.	Long-term incentive plans (LTIP);
6.	Claw back provisions;
7.	Good leavers;
8.	Change in control;
9.	Shareholding requirement;
10.	Executive directors’ service contracts, including exit payments;
11.	Arrangements for new joiners;
12.	Discretion;
13.	Non-executive director pay; and
14.	All-employee schemes.

For smaller companies, a negative vote would be considered if any of the following applied:

1.	Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months’ notice;
2.	Vesting of incentive awards is not conditional on the achievement of performance hurdles;
3.	Re-testing is allowed throughout the performance period; or
4.	There are any other serious issues with the policy when measured against good market practice.

Remuneration Report

Vote the resolution to approve the remuneration report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;
2.	The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;
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3.	Performance targets are measured over an appropriate period and are sufficiently stretching;
4.	Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;
5.	Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;
6.	Any special arrangements for new joiners were in line with good market practice;
7.	The remuneration committee exercised discretion appropriately; and
8.	There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall “For” vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

For small companies, when assessing remuneration report resolutions, a negative vote would be considered if any of the following applied:

1.	Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;
2.	NEDs have received performance-related pay during the year under review;
3.	Options have been re-priced during the period under review;
4.	Re-testing is allowed throughout the performance period;
5.	Share awards granted to executive directors during the year under review feature a performance period of less than three years; or
6.	There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED’s independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

Approval of a New or Amended LTIP

Vote the resolution to approve a new or amended LTIP on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The LTIP is aligned with the company’s strategy, is not over-complex and fosters an appropriately long-term mindset;
2.	The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;
3.	Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;
4.	The maximum payout is capped;
5.	The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.
6.	The LTIP is in line with the current remuneration policy;
7.	Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;
8.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;
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9.	The scheme is operating within dilution limits that are aligned to the relevant UK market standards. Namely, no more than 10 percent of the issued share capital should be issued under all incentive schemes in any rolling 10-year period, and no more than 5 percent of the issued share capital should be issued under executive (discretionary) schemes in any rolling 10-year period, in line with the guidelines established by the Investment Association; and
10.	There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

IV. Capital Structure

Authorize Issue of Equity with and without Pre-emptive Rights

Generally vote FOR a resolution to authorize the issuance of equity, unless:

1.	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
2.	For small companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year. For larger companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment. For investment companies, the routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year, or 10 percent if there is a commitment that any issuance will be at or above net asset value.

Authorize Market Purchase of Ordinary Shares

Generally vote FOR the resolution to authorize the market purchase of ordinary shares, unless:

1.	The authority requested exceeds the levels permitted under the Listing Rules; or
2.	The company seeks an authority covering a period longer than 18 months.

Boston Partners will generally support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. Boston Partners recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, Boston Partners will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

V. Other Items

Authorize EU Political Donations and Expenditure

Generally vote FOR the resolution to authorize EU political donations and expenditure, unless:

1.	The company made explicit donations to political parties or election candidates during the year under review;
2.	The duration of the authority sought exceeds one year and the company has not clarified that separate authorization will be sought at the following AGM should the authority be used; or
3.	No cap is set on the level of donations.
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Continuation of Investment Trust

For investment companies, Boston partners will vote FOR when the board has tabled the resolution to comply with the requirement in the trust’s articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern.

If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, Boston Partners will consider the issues on a CASE-BY-CASE basis.

END

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Epoch Investment Partners, Inc. (“Epoch”)

October 2018

Policy

Epoch maintains proxy voting authority for Client accounts, unless otherwise instructed by the client. Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of Clients to do so.

In light of Epoch’s fiduciary duty to its Clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping.

Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its Clients. In the event that judgment differs from that of ISS, or that investment teams within Epoch wish to vote differently with respect to the same proxy in light of their specific strategy, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes, particularly those diverging from the judgment of ISS, were voted consistent with the Firm’s fiduciary duties.

On at least an annual basis, the CCO or a designee will review this Proxy Voting and Class Action Monitoring policy. In addition, Epoch has formed a proxy voting group comprised of investment team, trading and compliance representatives. The group meets periodically.

Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, neither Epoch nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. The Firm recognizes that Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the Client that neither the Firm nor ISS is able to vote the proxy until the Client recalls the lent security.

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s Investment Personnel. If the decision is made to vote, the Firm will process votes through ISS unless other action is required as detailed in this policy.

Procedures for Conflicts of Interest

Epoch has identified the following potential conflicts of interest:

•	Whether there are any business or personal relationships between Epoch, or an employee of Epoch, and the officers, directors or shareholder proposal proponents of a company whose securities are held in Client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of Epoch’s Clients;
•	Whether Epoch has any other economic incentive to vote in a manner that is not consistent with the best interests of its Clients;

If a conflict of interest has been identified and Epoch intends to deviate from the proxy voting recommendation of ISS, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

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Procedures for Proxy Solicitation

In the event that any officer or employee of Epoch receives a request to reveal or disclose Epoch’s voting intention on a specific proxy event, then the officer or employee must forward the solicitation to the CCO.

Procedures for Voting Disclosure

Upon request, Epoch will provide Clients with their specific proxy voting history.

Initial and Ongoing Diligence of Proxy Service Provider

The Compliance Department will conduct additional diligence on ISS to ensure the provider continues to have the capacity and competency to adequately analyze proxy issues on an annual basis. As part of the due diligence process the CCO, or a designee, obtains a completed questionnaire from ISS that assists Epoch in evaluating ISS’s services and any potential conflicts of interest that may exist.

Recordkeeping

Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client Request to Review Proxy Votes

If a Client requests to review the proxy votes, the Relationship Management team will:

•	Record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting Client, other dispositions, etc.) in a suitable place.
•	Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.

Proxy Voting Records

The proxy voting record is periodically provided to Epoch by ISS. Included in these records are:

•	Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.
•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

The CCO will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

Class Action Litigation Settlement

Generally, Epoch does not have responsibility to file proofs of claim or engage in class action litigation.

Epoch does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, Epoch will assist Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.

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Wellington Management Company LLP

Global Proxy Policy and Procedures

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for

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private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

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Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018

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